                                                                    Exhibit 10.1



        ================================================================


                           FOURTH AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                  BY AND AMONG

                                WASTEQUIP, INC.,

                         CERTAIN BORROWING SUBSIDIARIES
                                       OF
                                 WASTEQUIP, INC.

                     THE FINANCIAL INSTITUTIONS PARTY HERETO

                                       AND

                       SANWA BUSINESS CREDIT CORPORATION,
                                    AS AGENT

        ================================================================


                                    EFFECTIVE

                                      AS OF

                                February 16, 1996

TABLE OF CONTENTS

                                                                                               Page
1.  DEFINITIONS...................................................................................3
    1.1   General Terms...........................................................................3
    1.2   Accounting Terms.......................................................................26
    1.3   Other Terms Defined in Illinois Uniform Commercial Code................................27
    1.4   Effective Date.........................................................................27
    1.5   Currency Translation...................................................................27
    1.6   Foreign Judgments......................................................................27

2.  CREDIT.......................................................................................28
    2.1   Revolving Credit Facility and Revolving Loans..........................................28
    2.2   Maximum Principal Balance of Revolving Loan............................................29
    2.3   Evidence  of  Revolving  Loan  Indebtedness............................................29
    2.4   Lender Guarantees......................................................................29
    2.5   Series A Term Loans....................................................................32
    2.6   WQMC Series B Term Loan................................................................34
    2.7   [Intentionally Omitted]................................................................35
    2.8   Interest...............................................................................35
    2.9   Method of Making Interest and Other Payments...........................................39
    2.10  Mandatory Prepayments..................................................................39
    2.11  Voluntary Prepayments..................................................................40
    2.12  Term of this Agreement.................................................................41
    2.13  Intentionally Omitted..................................................................41
    2.14  Agency Fee.............................................................................41
    2.15  Prepayment Fees........................................................................42
    2.16  Revolving Loan Fees....................................................................43
    2.17  Other Fees, Costs and Expenses.........................................................43
    2.18  Borrowers' Loan Accounts...............................................................44
    2.19  Statements.............................................................................45
    2.20  Payment Dates..........................................................................45
    2.21  Canadian Withholding Tax...............................................................45
    2.22  Other Lender Guaranty Provisions.......................................................46
    2.23  Effect of Amendment and Restatement....................................................48
    2.24  Taxes; Changes In Law..................................................................49
    2.25  Special Provisions Regarding LIBOR Rate Loans..........................................51

3.  REPORTING AND ELIGIBILITY REQUIREMENTS.......................................................54
    3.1   Monthly Reports and Borrowing Base Certificates........................................54
    3.2   Eligible Accounts......................................................................54
    3.3   Account Warranties.....................................................................55
    3.4   Verification of Accounts...............................................................56
    3.5   Collection of Accounts and Payments....................................................56
    3.6   Appointment of the Agent as Borrower's Attorney-in-Fact................................57
    3.7   Account Records........................................................................57

    3.8   Instruments, Chattel Paper.............................................................58

    3.9   Notice to Account Debtors..............................................................58
    3.10  Eligible Inventory.....................................................................58
    3.11  Inventory Warranties...................................................................58
    3.12  Inventory Records......................................................................59
    3.13  Safekeeping of Inventory and Inventory Covenants.......................................59
    3.14  Equipment Warranties...................................................................59
    3.15  Equipment Records......................................................................60
    3.16  Maintenance of Equipment...............................................................60
    3.17  Real Estate............................................................................60
    3.18  Maintenance of Real Estate.............................................................60
    3.19  Intellectual Property..................................................................60
    3.20  Further Assurances.....................................................................61

4.  CONDITIONS TO ADVANCES.......................................................................61
    4.1   Conditions to All Advances.............................................................61
    4.2   Conditions to the Effectiveness of this Agreement......................................62

5.  COLLATERAL...................................................................................66
    5.1   Security Interest......................................................................66
    5.2   Preservation of Collateral and Perfection..............................................66
    5.3   Third Party Collateral Locations.......................................................67

6.  WARRANTIES...................................................................................67
    6.1   Existence..............................................................................67
    6.2   Authority..............................................................................68
    6.3   Binding Effect.........................................................................69
    6.4   Financial Data.........................................................................69
    6.5   Collateral.............................................................................70
    6.6   Solvency...............................................................................70
    6.7   Places of Business.....................................................................70
    6.8   Other Names............................................................................70
    6.9   Tax Obligations........................................................................70
    6.10  Indebtedness and Liabilities...........................................................70
    6.11  Use of Proceeds and Margin Security....................................................71
    6.12  Government Contracts...................................................................71
    6.13  Investments............................................................................71
    6.14  Litigation and Proceedings.............................................................71
    6.15  Other Agreements and Deliveries........................................................71
    6.16  Employee Controversies.................................................................72
    6.17  Compliance with Laws and Regulations...................................................72
    6.18  Patents, Trademarks and Licenses.......................................................73
    6.19  ERISA..................................................................................73
    6.20  Assets.................................................................................73

    6.21  Adverse Contracts......................................................................73
    6.22  Purchase or Other Commitments and Outstanding Bids.....................................73
    6.23  Investment Company Act.................................................................73
    6.24  Broker's Fees..........................................................................74
    6.25  Licenses and Permits...................................................................74
    6.26  Environmental Compliance...............................................................74
    6.27  Full Disclosure........................................................................75
    6.28  Representations and Warranties from the LM Asset Purchase Agreement; Terms of
          LM Asset Purchase Agreement............................................................76
    6.30  Representations and Warranties from the Third Amended and Restated Loan
          Agreement..............................................................................77
    6.31  Representations and Warranties from the Preferred Stock Purchase Agreement
          .......................................................................................77
    6.32  Survival of Warranties.................................................................78

7.  AFFIRMATIVE COVENANTS........................................................................78
    7.1   Financial Statements...................................................................78
    7.2   Inspections and Audits.................................................................80
    7.3   Conduct of Business; Compliance With Laws..............................................80
    7.4   Claims and Taxes.......................................................................81
    7.5   Liability and Key Man Insurance........................................................81
    7.6   Property Insurance.....................................................................82
    7.7   Pension Plans..........................................................................83
    7.8   Notice of Suit or Adverse Change in Business...........................................83
    7.9   Company Financial Covenants............................................................84
    7.10  Environmental Matters..................................................................86
    7.11  Interest Rate Protection...............................................................87

8.  NEGATIVE COVENANTS...........................................................................87
    8.1   Encumbrances...........................................................................87
    8.2   Indebtedness and Liabilities; Intercompany Indebtedness................................87
    8.3   Consolidations, Acquisitions...........................................................88
    8.4   Permitted Investments..................................................................89
    8.5   Guarantees.............................................................................89
    8.6   Collateral Locations...................................................................89
    8.7   Disposal of Property...................................................................90
    8.8   Loans..................................................................................90
    8.9   Restricted Payments....................................................................90
    8.10  Securities.............................................................................91
    8.11  Amendment to Certain Documents.........................................................91
    8.12  Transactions with Affiliates...........................................................91
    8.13  Other Business.........................................................................92

9.  DEFAULT, RIGHTS AND REMEDIES OF THE LENDERS..................................................92
    9.1   Obligations............................................................................92

    9.2   Rights and Remedies Generally..........................................................92
    9.3   Entry Upon Premises and Access to Information..........................................93
    9.4   Sale or Other Disposition of Collateral by the Agent...................................93
    9.5   Waiver of Demand.......................................................................94
    9.6   Waiver of Notice.......................................................................94
    9.7   Confession of Judgment, Etc............................................................94
    9.8   Subordination of Liens on Demonstration Vehicles.......................................94

10. ASSIGNMENT AND PARTICIPATION; AGENCY; AMENDMENT, CONSENTS AND
    WAIVERS......................................................................................94
    10.1  Binding Effect; Assignment; Addition and Substitution of Lenders ......................95
    10.2  Agent..................................................................................97
    10.3  Amendments, Consents and Waivers for Certain Actions..................................100
    10.4  Set Off and Sharing of Payments.......................................................101
    10.5  Disbursement of Funds and Information.................................................102

11. GUARANTEES OF COMPANY, EACH BORROWER AND WQD; ACTION REGARDING
    COLLATERAL NOTE.............................................................................102
    11.1  Guarantee.............................................................................102
    11.2  Unconditional Obligation..............................................................103
    11.3  Period in Force.......................................................................104
    11.4  Waiver................................................................................104
    11.5  Effect of Stay........................................................................104
    11.6  No Subrogation, Contribution, Reimbursement or Indemnity..............................104
    11.7  Action Regarding Promissory Collateral Mortgage Note..................................104

12. OTHER RIGHTS AND OBLIGATIONS................................................................105
    12.1  Waiver................................................................................105
    12.2  Costs and Attorneys' Fees.............................................................105
    12.3  Expenditures by the Agent.............................................................105
    12.4  Custody and Preservation of Collateral................................................106
    12.5  Reliance by the Agent.................................................................106
    12.6  Parties and Assignment................................................................106
    12.7  Applicable Law; Severability..........................................................106
    12.8  Submission to Jurisdiction; Waiver of Jury and Bond...................................107
    12.9  Marshalling...........................................................................107
    12.10 Section Titles........................................................................107
    12.11 Continuing Effect.....................................................................108
    12.12 Incorporation by Reference............................................................108
    12.13 Notices...............................................................................108
    12.14 Waivers With Respect to Other Instruments.............................................109
    12.15 Retention of Each Loan Party's Documents..............................................109
    12.16 Entire Agreement......................................................................109
    12.17 Equitable Relief......................................................................109
    12.18 No Fiduciary Relationship.............................................................109

             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------

                  This Fourth Amended and Restated Loan and Security Agreement ("Agreement"), dated as of this 16th day of February 1996 by and among Wastequip, Inc., an Ohio corporation with its principal place of business and chief executive office at 25800 Science Park Drive, Suite 140, Beachwood, Ohio 44122, (the "Company"), WQD, Inc., an Ohio corporation (f/k/a Dempster, Inc., "WQD"), Cusco Fabricators, Inc., an Ohio corporation ("Cusco"), Wastequip Manufacturing Company, an Ohio corporation f/k/a Accurate Industries, Inc. ("WQMC"), the financial institutions which may from time to time become Lenders pursuant to the terms hereof (the "Lenders"), and Sanwa Business Credit Corporation, a Delaware corporation with an office at One South Wacker Drive, 39th Floor, Chicago, Illinois 60606 ("SBCC"), in its individual capacity as a Lender hereunder and as Agent and Collateral Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Original Borrowers (as hereinafter defined) and the Company entered into a Loan and Security Agreement dated as of March 4, 1991, as amended by Amendment No. 1 dated June 28, 1991, Amendment No. 2 dated February 28, 1992 and Amendment No. 3 dated as of October 5, 1992 (collectively, the "Original Loan Agreement");

                  WHEREAS, the Original Loan Agreement was entered into in connection with the repayment of certain pre-existing indebtedness by WQD and Cusco, the purchase of certain real estate by WQD, the purchase of the assets of Industrial Refuse Sales, Inc., a Florida corporation, and to provide for the continued working capital needs of WQD, Cusco and Industrial Refuse Sales, Inc., an Ohio corporation ("IRS");

                  WHEREAS, on October 28, 1992 WQMC and the Company entered into an Asset Purchase Agreement with Old Accurate Industries (as hereinafter defined), Old Accurate Industries of Louisiana (as hereinafter defined) and Sudbury, Inc. to purchase substantially all of the assets of Old Accurate Industries and Old Accurate Industries of Louisiana and to assume certain specified liabilities thereof as set forth in such agreement;

                  WHEREAS, in order to finance the acquisition contemplated by the Accurate Acquisition Agreement and to continue to provide for the continued working capital needs of WQD, Cusco and IRS and to provide for the working capital needs of WQMC, the parties amended and restated the Original Loan Agreement pursuant to that certain Amended and Restated Loan Agreement by and among SBCC, the Company, WQD, Cusco, IRS and WQMC dated as of October 28, 1992 (the "Amended and Restated Loan Agreement"), to include WQMC as a Borrower and to provide for certain Loans (as defined therein) to be made to WQMC;

                  WHEREAS, on May 26, 1994, the Company entered into the May Fab Acquisition Agreement by and among the Company, WQMC, May Fabricating Co., Inc. ("MF-Co"), May Fab - Mississippi, Inc. ("MF-MS"), May Fab - Oklahoma, Inc. ("MF-OK", and together with MF-Co and MF-MS, "May Fab") and Robert A. May, individually as a principal shareholder of MF-Co. (the "May

Fab Acquisition Agreement"), pursuant to which, among other things, the Company acquired the business and certain assets of May Fab (the "May Fab Acquisition");

                  WHEREAS, in connection with the May Fab Acquisition, IRS was merged with and into WQMC and upon the effectiveness of such merger all of the outstanding assets and liabilities of IRS became outstanding assets and liabilities of WQMC (the "IRS Merger");

                  WHEREAS, in connection with the May-Fab Acquisition and the IRS Merger, the Company, Cusco, WQD, WQMC and SBCC amended and restated the Amended and Restated Loan Agreement by way of that certain Second Amended and Restated Loan and Security Agreement dated as of May 26, 1994, as amended by Amendment No. 1 thereto on October 15, 1994, Amendment No. 2 thereto dated as of March 15, 1995 and Amendment No. 3 thereto on June 8, 1995 (the "Second Amended and Restated Loan Agreement") in order to (i) finance the May Fab Acquisition and (ii) refinance outstanding indebtedness under the Amended and Restated Loan Agreement by (a) amending and restating the Revolving Loans outstanding under the Amended and Restated Credit Agreement, (b) amended and restating the Term Loan A under the Amended and Restated Credit Agreement, (c) amending and restating the Term Loan C under the Amended and Restated Credit Agreement (herein defined as the Cusco Term Loan) and (d) repaying in full and terminating the Term Loan B, Term Loan D and Term Loan E outstanding under the Amended and Restated Loan Agreement and replacing such term loans with the WQMC Series A Term Loan and the WQMC Series B Term Loan;

                  WHEREAS, on August 16, 1995 the Company sold substantially all of the assets of WQD to Toccoa Metal Technologies, Inc., a Georgia corporation ("Toccoa Metal"), pursuant to that certain Asset Purchase Agreement dated as of August 16, 1995 (the "Dempster Asset Sale Agreement") by and among WQD and Toccoa Metal (such asset sale, together with any other transactions contemplated by the Dempster Asset Sale Agreement, the "Dempster Sale Transactions");

                  WHEREAS, the parties further amended and restated the Second Amended and Restated Loan Agreement by means of a Third Amended and Restated Loan Agreement dated as of August 16, 1995 (the "Third Amended and Restated Credit Agreement") in order (i) to create a new WQMC Series C Term Loan, (ii) to establish an additional $105,000 term loan to be used by WQMC to enable its Industrial Refuse Sales division to purchase certain property adjacent to its existing facilities, (iii) to increase the limit on inventory eligible in connection with the calculation of "Current Asset Base" (as defined herein),
(iv) to permit the Dempster Sale Transaction and the concurrent repayment and defeasance of the Dempster Term Loan (as therein defined) and the repayment of outstanding amounts under and termination of commitments to provide the Dempster Revolving Loan (as therein defined), and (v) to modify certain covenants;

                  WHEREAS, the parties hereto wish to further amend and restate the Third Amended and Restated Loan Agreement in order (i) to permit the acquisition by WQMC of substantially all of the assets of LM Industries, Inc. from LM Industries, Inc., a South Carolina corporation ("LM"), pursuant to that certain Asset Purchase Agreement dated as of January 17, 1996 and the first amendment thereto dated February 16, 1996 (collectively, the "LM Asset

Purchase Agreement") by and among LM, John T. Langston and the Company (such asset purchase together with any other transactions contemplated by the LM Asset Purchase Agreement, the "LM Acquisition Transactions"), (ii) permit the acquisition by WQMC of substantially all of the assets of Teem Enterprises, Inc. from Teem Enterprises, Inc., a South Dakota corporation ("Teem") pursuant to that certain Asset Purchase Agreement dated as of January 8, 1996 (the "Teem Asset Purchase Agreement") by and among Teem and WQMC (such asset purchase together with any other transactions contemplated by the Teem Asset Purchase Agreement, the "Teem Acquisition Transactions" and, together with the LM Acquisition Transactions, the "1996 Acquisition Transactions"), (iii) to refinance the IRS Term Note and the WQMC Series C Term Loan, (iv) to extend the term of the Revolving Loan, the Series A Term Loans and the WQMC Series B Term Loan, (v) to eliminate the Cusco Revolving Loan and to increase the Revolving Loan commitment and to increase the aggregate amount of the WQMC Series A Term Loan and the WQMC Series B Term Loan, and (vi) to modify certain covenants;

                  WHEREAS, the Company acknowledges that, as the parent corporation of each of the Borrowers and WQD, it will receive substantial direct and indirect benefits by reason of the making of loans to the Borrowers as provided in this Agreement;

                  WHEREAS, each of the Borrowers and WQD acknowledges that it will also receive substantial direct and indirect benefits by reason of the making of loans to the other Borrowers as provided in this Agreement, including, without limitation, by virtue of the various interrelationships among the Borrowers and WQD.

                  NOW THEREFORE, in consideration of the premises and the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Agent and any Lender, the parties hereto hereby agree as follows:

                  1. DEFINITIONS.

                  1.1 GENERAL TERMS. When used herein, the following terms shall have the following meanings:

                  "ACCOUNT DEBTOR" shall mean the party who is obligated on or under an Account.

                  "ACCOUNTS" shall mean each Borrower's presently existing and hereafter arising or acquired accounts, accounts receivable, margin accounts, futures positions, book debts, notes, drafts, acceptances, chattel paper, and other forms of obligations now or hereafter owned or held by or payable to such Borrower relating in any way to Inventory or arising from the sale of Inventory (as hereinafter defined) or the rendering of services by such Borrower or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto, together with all merchandise represented by any of the Accounts; all such merchandise that may be reclaimed or repossessed or returned to such Borrower; all of such Borrower's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin, and sequestration; all pledged assets and all letters of credit, guaranty claims, liens, and security interests held by or granted to such Borrower to secure payment of any Accounts; all proceeds and products of all of the foregoing described properties and interests in properties; all proceeds of insurance with respect thereto, including the proceeds of any applicable credit insurance or fidelity bond, whether payable in cash or in kind; and all ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

                  "ACCOUNTS TRIAL BALANCE" shall have the meaning ascribed to such term in subsection 3.1(a).

                  "ACCURATE ACQUISITION AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of October 28, 1992 by and among WQMC, the Company, the Accurate Sellers and Sudbury, Inc.

                  "ACCURATE ACQUISITION DOCUMENTS" shall mean the Accurate Acquisition Agreement, the Accurate Subordinated Note, the Subordinated Guaranty of the Company with respect to the Accurate Subordinated Note, and each schedule, exhibit, document, agreement, instrument and certificate incorporated therein or delivered in connection therewith.

                  "ACCURATE SELLERS" shall mean, collectively, Old Accurate Industries and Old Accurate Industries of Louisiana.

                  "ACCURATE SUBORDINATED NOTE" shall mean that certain 8% Subordinated Promissory Note dated October 28, 1992 in the original principal amount of $800,000 made by Accurate in favor of Accurate Sellers.

                  "ACQUISITION DOCUMENTS" means collectively (i) the May Fab Acquisition Agreement and any document or instrument executed in connection therewith and (ii) the Accurate Acquisition Documents.

                  "ADJUSTED EBITDA" shall mean for any applicable fiscal period, as to any Loan Party or the Loan Parties on a consolidated basis, as the case may be (and if not otherwise specified, as to the Loan Parties on a consolidated basis), such Loan Party's or Loan Parties' Net Income during such period from continuing operations (as hereinafter defined, but without deduction of income and franchise taxes), PLUS Interest Expense and depreciation and amortization deducted in determining Net Income for such period, LESS the unfinanced portion of Consolidated Capital Expenditures during such period, PLUS, to the extent deducted in determining Net Income for such period, or minus, to the extent added in determining Net Income for such period, without duplication, all non-cash charges for conversions of Canadian denominated currency into U.S. Dollars.

                  "AFFILIATE" shall mean any Person (as hereinafter defined) other than any Lender (i) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with the Company, including, without limitation, the officers and directors of the Company, (ii) that directly or beneficially owns or holds 5% or more of any equity interest in the Company, or (iii) 5% or more of whose Voting Stock (or in the case of a Person which is not a corporation, 5% or more of any equity interest) is owned directly or beneficially by the Company. As used herein, the term "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of securities, by contract or otherwise.

                  "AGENT" shall mean SBCC, in its capacity as agent and as collateral agent for the financial institutions who may from time to time become Lenders hereto, and any successor in such capacity appointed pursuant to the terms hereof.

                  "AGGREGATE PRO RATA SHARE" means, when used with reference to any Lender extending a Commitment to make Loans hereunder and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's aggregate Commitment to make any Loans hereunder and the denominator of which shall be the aggregate Commitments outstanding for all Lenders to make all Loans hereunder or, if no Commitments are then outstanding, such Lender's aggregate Loans (and participations in Lender Guarantees) to the total Loans and Lender Guarantees outstanding hereunder and when used with reference to any Lender's percent interest, such fraction. The Commitments of each Lender as of the Closing Date are set forth on SCHEDULE 1.1(A) hereto. The sum of the Aggregate Pro Rata Shares of all Lenders at any date of determination shall equal 100%.

                  "AGREEMENT" shall mean this Fourth Amended and Restated Loan and Security Agreement, as it may be amended, supplemented or otherwise modified from time to time.

                  "ALLOCATION AGREEMENT" shall mean that certain Agreement as to Allocation of Responsibility for New Jersey Environmental Cleanup dated October 28, 1992 by and among Accurate Sellers, Sudbury, Inc., the Company, WQMC, Robert Rasmussen and Louis Uchitel.

                  "APPLICABLE BORROWING MARGIN" with respect to each Loan (i) outstanding prior to the receipt by the Lenders of financial statements for the month ended September 30, 1996 shall be as set forth in the table below, per annum based on the type of such Loan:


=================================================================================================

REVOLVER AND SERIES A TERM LOANS                                  SERIES B TERM LOANS

-------------------------------------------------------------------------------------------------
PRIME                               LIBOR                    PRIME                  LIBOR
-----                               -----                    -----                  -----
-------------------------------------------------------------------------------------------------
1.25%                               3.25%                    1.75%                  3.75%
=================================================================================================

and (ii) outstanding after the receipt by the Lenders of financial statements for the month ended September 30, 1996 shall be the applicable percentage amount set forth in the table below, per annum, based upon the type of such Loan and the Most Recent Senior Leverage Ratio on such date:

================================================================================================================
MOST RECENT SENIOR                                    REVOLVER AND SERIES A                 SERIES B TERM
LEVERAGE RATIO                                              TERM LOANS                          LOANS
--------------
                                                ----------------------------------------------------------------
                                                       PRIME             LIBOR           PRIME          LIBOR
                                                       -----             -----           -----          -----
----------------------------------------------------------------------------------------------------------------
greater than 3.5 to 1                                  1.50%             3.50%           2.00%          4.00%
----------------------------------------------------------------------------------------------------------------
greater than 3.0 less than or equal to 3.5 to 1        1.25%             3.25%           1.75%          3.75%
----------------------------------------------------------------------------------------------------------------
greater than 2.5 less than or equal to 3.0 to 1        1.00%             3.00%           1.50%          3.50%
----------------------------------------------------------------------------------------------------------------
greater than 2.0 less than or equal to 2.5 to 1        0.75%             2.75%           1.25%          3.25%
----------------------------------------------------------------------------------------------------------------
greater than 1.5 less than or equal to 2.0 to 1        0.50%             2.50%           1.00%          3.00%
----------------------------------------------------------------------------------------------------------------
less than or equal to 1.5 to 1                         0.25%             2.25%           0.75%          2.75%
================================================================================================================

; PROVIDED, HOWEVER, any change which has the effect of reducing the Applicable Borrowing Margin then in effect for any Loan may only be made if at the time of such reduction there exists no Default or Event of Default.

                  "APPLICABLE PRO RATA SHARE" means, when used with reference to any Tranche of Loans or Commitments outstanding for any Lender hereunder and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Commitment to make Loans in such Tranche (or if no Commitment exists, the amount of such Lender's Loans or participation interests in Lender Guarantees in such Tranche) and the denominator of which shall be the aggregate of all Lenders' Commitments to make Loans in such Tranche (or if no Commitments are outstanding, the aggregate amount of outstanding Loans and Lender Guarantees in such Tranche) and when used with reference to any Lender's percent interest in such Tranche, such fraction.

                  "APPRAISALS" shall mean, collectively, the Orderly Liquidation Value Appraisal of the Company and the Forced Liquidation Value Appraisal of the Company each dated March 25, 1994 by IPC Levy, which Appraisals have been delivered to the Agent.

                  "ASSET DISPOSITION" means the disposition of the following, whether by sale, lease, transfer, loss, damage, destruction condemnation or otherwise: any of the stock of any Borrower or any or all of the assets of any Borrower provided that "Asset Disposition" shall not include (a) the sale of Inventory in the ordinary course of business, (b) the disposition of obsolete Equipment sold or disposed of in the ordinary course of business, (c) disposition of instruments and other rights to the payment of money in the ordinary course of business in the course of collection or deposit thereof, (d) the transfer of casualty property to an insurance company upon prepayment of policy proceeds with respect to such property to Agent or the Borrower, as required by subsection 7.6, or (e) the sale of that certain 1983 King Air B-200, Serial Number BB143, Identification Number N-1536A.

                  "ASSETS" shall have the meaning usually given that term in accordance with Generally Accepted Accounting Principles (as hereinafter defined), except that investments in or monies due from any Affiliate shall be excluded therefrom.

                  "ASSIGNMENT AND ASSUMPTION AGREEMENT" means an Assignment and Assumption Agreement substantially in the form of EXHIBIT 10.1 annexed hereto and made part hereof by any applicable Lender, as assignor, and such Lender's assignee in accordance with SECTION 10.1.

                  "BASE RATE" shall have the meaning ascribed thereto in subsection 2.8 hereof.

                  "BLOCKED ACCOUNT" shall have the meaning ascribed thereto in subsection 3.5 hereof.

                  "BORROWER" shall mean either Cusco or WQMC. "BORROWERS" shall mean both of the foregoing collectively.

                  "BORROWING BASE CERTIFICATE" shall have the meaning ascribed thereto in subsection 3.1 hereof.

                  "BUSINESS DAY" shall mean (a) for all purposes other than as specified in clause (b) any day other than a Saturday, Sunday or other day on which banks in Cleveland, Ohio or Chicago, Illinois are authorized or required to be closed and (b) with respect to all notices, determinations, fundings and payments in connection with LIBOR Rate Loans, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in dollar deposits in the applicable interbank LIBOR market.

                  "BYLAWS" shall mean, with respect to any corporation, the Bylaws of such corporation or in the case of any Ohio corporation, the Code of Regulations of such corporation.

                  "CAPITAL APPRECIATION RIGHTS AGREEMENT" shall mean that certain Fourth Amended and Restated Capital Appreciation Rights Agreement dated as of the date hereof by and between the Company and the SBCC.

                  "CAPITAL EXPENDITURES" shall mean all expenditures for any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise, and shall include capitalized lease payments.

                  "CAPITALIZED LEASE" means, at the time any determination thereof is to be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment is capitalized on the balance sheet of the lessee in accordance with Generally Accepted Accounting Principles.

                  "CAPITALIZED LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease which would at such time be required to be capitalized on the balance sheet of the lessee in accordance with Generally Accepted Accounting Principles.

                  "CASH EQUIVALENTS" shall mean (i) bank certificates of deposit, bankers' acceptances or time deposits (but only with banks (x) which do not have set-off rights against the foregoing, other than set-offs for nominal service charges and similar fees incurred in the ordinary course and (y) which have combined capital and surplus in excess of $100 million), (ii) commercial paper maturing within one year and rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. or (iii) obligations maturing within one year issued or directly and fully guaranteed by the Canadian Government or the United States Government or any agency thereof.

                  "CFL" shall mean Cusco Fabricators Limited, a corporation amalgamated under the laws of the Province of Ontario.

                  "CHICAGO TIME" shall mean the hour specified for performance as determined by the time of day in Chicago, Illinois.

                  "CLOSING DATE" shall mean the date hereof.

                  "COLLATERAL" shall mean all property and interests in property now owned or hereafter acquired by the Borrowers in or upon which a security interest, lien or mortgage is granted to the Agent as collateral agent on behalf of the Lenders by the Borrowers, whether under this Agreement or the other Financing Agreements or under any other documents, instruments or writings executed by the Borrowers and delivered to the Agent, including, without limitation, Accounts, General Intangibles, Inventory, Intellectual Property, Fixtures, Equipment and Real Estate (each as defined herein).

                  "COLLECTING BANKS" shall have the meaning ascribed thereto in subsection 3.5 hereof.

                  "COMMITMENT" or "COMMITMENTS" means the commitment or commitments of a Lender or Lenders to make Loans as set forth in subsections 2.1, 2.5 and/or 2.6.

                  "COMPANY" shall have the meaning set forth in the recitals hereto.

                  "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for the Company and its Subsidiaries, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all Capitalized Lease Obligations) by the Company and its Subsidiaries during that period that, in conformity with Generally Accepted Accounts Principles, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Company.

                  "CURRENT ASSET BASE" shall have the meaning ascribed thereto in subsection 2.1 hereof.

                  "CURRENT ASSETS" shall mean all cash, Cash Equivalents, prepaid expenses, Accounts and Inventory of the Borrowers, on a consolidated basis, as of the date of any determination thereof in accordance with Generally Accepted Accounting Principles.

                  "CURRENT LIABILITIES" shall mean all Liabilities which should, in accordance with Generally Accepted Accounting Principles consistently applied, be classified as current liabilities, and in any event shall include all Indebtedness payable on demand or within one year from the date of determination without any option on the part of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income and payable within such year, and the current portion of long-term debt required to be paid within one year, including for purposes of this definition the principal amount of the Revolving Loan Obligations, but excluding the principal amount of the Term Loan Obligations, other than the current portion thereof.

                  "CURRENT RATIO" means the quotient of Current Assets divided by Current Liabilities.

                  "CUSCO" shall have the meaning set forth in the recitals hereto.

                  "CUSCO ACQUISITION AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of November 13, 1990 by and among the Company, Cusco, WQ Canada, Inc., a corporation incorporated under the laws of the Province of Ontario, CFL and the CFL's shareholders, individually, Wilf O. Stemmle, Brian A. Stemmle, Andrea J. Stemmle and Karen J. Stemmle, as the same may be amended from time to time.

                  "CUSCO SECURITY AGREEMENT" shall mean that certain Security Agreement dated March 4, 1991, as amended, by Cusco in favor of SBCC, granting SBCC a security interest in Cusco's assets in Canada.

                  "CUSCO TERM COMMITMENT" means, with respect to any Lender, the principal amount set forth opposite such Lender's name on SCHEDULE 1.1(A) hereto under the caption "Amount of Cusco Term Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Cusco Term Commitments" means such commitments collectively, which commitments equal $1,543,842 in the aggregate as of the date hereof.

                  "CUSCO TERM LENDER" means those Lenders providing Cusco Term Commitments hereunder and shall include any Person which becomes a Cusco Term Lender as contemplated by SECTION 10.1.

                  "CUSCO TERM LOANS" shall have the meaning ascribed thereto in subsection 2.5(b)(i) hereof.

                  "CUSCO TERM NOTES" shall have the meaning ascribed thereto in subsection 2.5(b)(i) hereof.

                  "DEFAULT" shall mean an event which through the passage of time or the service of notice or both would mature into an Event of Default (as hereinafter defined).

                  "DEFAULT RATE" shall mean as to each Loan outstanding, a fluctuating interest rate per annum equal to the sum of (a) the otherwise applicable Base Rate, PLUS (b) 2%. Each change in such interest rate shall take effect simultaneously with the corresponding change in the applicable Base Rate.

                  "DEMPSTER ACQUISITION AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of February 23, 1990 by and between Krug Properties, Inc., an Ohio corporation (f.k.a. Dempster Systems, Inc.) and WQD, as the same may be amended from time to time.

                  "DEMPSTER ASSET SALE AGREEMENT" shall have the meaning ascribed thereto in the recitals hereof.

                  "DEPOSITORY ACCOUNT" shall have the meaning ascribed thereto in subsection 3.5 hereof.

                  "DOLLARS" OR "$" shall mean dollars in United States currency, unless specifically provided otherwise.

                  "ELIGIBLE ACCOUNTS" shall have the meaning ascribed thereto in subsection 3.2 hereof.

                  "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the U.S. or any State thereof, and having total assets in excess of $1,000,000,000, (ii) a commercial bank organized under the laws of any other country which is a member of OECD, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; PROVIDED, HOWEVER, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands, (iii) the central bank of any country which is a member of the OECD, (iv) a finance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $1,000,000,000, (v) an insurance company organized under the laws of the U.S. (or any State thereof or the District of Columbia) and having total assets in excess of $1,000,000,000,
(vi) a savings bank or savings and loan association organized under the laws of the U.S. or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000, (vii) any Lender party of this Agreement,
(viii) any Affiliate of any Lender party to this Agreement and (ix) any other Person approved by Agent and the Company, such approval not to be unreasonably withheld; PROVIDED, HOWEVER, that an Affiliate of the Company shall not qualify as an Eligible Assignee.

                  "ELIGIBLE INVENTORY" shall have the meaning ascribed thereto in subsection 3.10 hereof.

                  "ENVIRONMENTAL LAWS" means and includes the following: the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), 42 U.S.C. section 9601 ET. SEQ.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. section 6901 ET. SEQ.; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. section 2601 ET. SEQ.; the Clean Air Act, 42 U.S.C. section 7401 ET. SEQ.; the Federal Water Pollution Control Act ("Clean Water Act"), 33 U.S.C. section 1251 ET. SEQ.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. section 11001 ET. SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 ET. SEQ.; the Atomic Energy Act, 42 U.S.C. section 2011 ET. SEQ.;

the Canadian Environmental Protection Act, R.S.C. 1985, 4th Supplement, c. 16; the New Jersey Environmental Clean-Up Responsibility Act, N.J.S.A. 13:1K- 6 ET. SEQ.; the Ontario Water Resources Act, R.S.O. 1990, c. O. 40; the Environmental Protection Act (Ontario), R.S.O. 1990, c. E. 19; any so-called "Superfund" or "Superlien" law; and any other federal, state, provincial or local statute, law, ordinance, code, rule, regulation, order, decree or requirement under United States or Canadian law (including, without limitation, administrative orders and consent decrees) regulating, relating to or imposing liability or standards of conduct concerning public health and safety, protection of the environment, or any pollutant or contaminant or hazardous, toxic or dangerous substance, waste, chemical or material, as now or any time hereafter may be existing, in effect or amended.

                  "ENVIRONMENTAL MATTERS" shall have the meaning ascribed thereto in subsection 6.26 hereof.

                  "EQUIPMENT" shall mean each Borrower's machinery and equipment, including, without limitation, processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, and fixtures not forming a part of real estate, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto, and including, without limitation, the items of equipment described in the Appraisals, which description is incorporated herein by reference.

                  "EVENT OF DEFAULT" shall mean the occurrence or existence of any one or more of the following events: (i) any Loan Party shall fail to pay principal immediately when the same is due or declared due hereunder; (ii) any Loan Party shall fail to pay interest within five (5) days after the same is due or declared due hereunder; (iii) any Loan Party fails to pay any of its Obligations (as hereinafter defined) (other than as set forth in clauses (i) or (ii) above) within ten (10) days after such Obligations are due or are declared due in accordance herewith; (iv) any Loan Party fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in any of the subsections of this Agreement or in any of the other Financing Agreements for a period of ten (10) days or more after notice thereof by Agent to the Company (other than occurrences referred to or embodied in other provisions of this subsection which shall constitute immediate Events of Default, unless a grace period is otherwise specified in the description thereof); (v) any warranty or representation now or hereafter made by any Loan Party in connection with this Agreement or any of the Financing Agreements (as hereinafter defined) is untrue or incorrect in any material respect, or any written schedule, certificate, statement, report, financial data, notice, or other writing required to be furnished hereunder at any time by any Loan Party to the Agent is untrue or incorrect in any material respect (other than an inadvertent misstatement as to a non-material matter), as of the date on which the warranty, representation or the facts set forth therein are stated, certified or deemed made; (vi) any lien, levy, or assessment securing a claim in excess of $100,000 is filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral or the assets of any Loan Party by the United States or Canada, or any department, agency or instrumentality thereof, or by any state, province, county, municipality or other governmental agency (other than such liens as are permitted in accordance with subsection 8.1 hereof) and on or before the thirtieth (30th) day thereafter such lien, levy or assessment is not released, stayed or lifted; (vii) all or any part of the Collateral or the assets (with a fair market value in excess of $100,000) of any Loan Party are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any creditor of any Loan Party and on or before the thirtieth (30th) day thereafter such Collateral or assets are not returned to the Loan Party or such Borrower, as the case may be, or such writ, distress warrant or levy is not dismissed, stayed or lifted; (viii) any Loan Party makes an assignment for the benefit of creditors; convenes a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; commences any bankruptcy, reorganization or insolvency proceeding or other proceeding under any federal, state, provincial or other law for relief of debtors; or any Loan Party proposes, authorizes or consents to the taking of any of the foregoing actions; (ix) any Loan Party fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors instituted against it; fails actively to oppose any such proceeding; or in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or states in any filing in such proceeding its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts; (x) any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of any Loan Party or any committee of such Loan Party's creditors holding Indebtedness in the aggregate in excess of $200,000 or any class thereof, is formed for the purpose of enforcing such creditors' rights; (xi) any Loan Party voluntarily or involuntarily dissolves or is dissolved, liquidates or is liquidated; (xii) any Loan Party ceases to be Solvent (as hereinafter defined) or admits in writing that it is not Solvent or fails to pay all or any material portion (measured in numbers of debts or dollar amounts) of its debts as they become due or admits in writing its present or prospective inability to pay its debts as they become due; (xiii) any Loan Party is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business at any Facility (as hereinafter defined) or otherwise; (xiv) any default or breach under any agreement evidencing Indebtedness (as hereinafter defined) in excess of $200,000 of any Loan Party (other than Indebtedness evidenced by the Subordinated Notes or the Seller Subordinated Notes) shall occur and shall continue after any applicable grace period specified in any such document if the effect of such default or breach is to accelerate or permit the holder of such Indebtedness to accelerate the maturity of all or any part of any such Indebtedness or any such Indebtedness shall be declared to be due and payable, or be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; (xv) any default or breach under the Subordinated Notes, the May Fab Seller Notes or the Seller Subordinated Notes shall occur and continue after any applicable grace period specified in any such document if the effect of such default or breach is to accelerate the maturity of all or any part of such Indebtedness or any such Indebtedness shall be declared to be due and payable, or be required to be prepaid prior to the earlier of the stated maturity thereof or the payment in full of the Obligations hereunder; (xvi) a breach by any Loan Party occurs under any material agreement, document or instrument (other than an agreement, document or instrument evidencing Indebtedness), whether heretofore, now or hereafter existing between such Loan Party and any other Person, which breach could be reasonably likely to have a Material Adverse Effect or could be reasonably likely to result in a loss of $100,000 or more by any Loan Party and such breach continues for more than thirty (30) days after such breach first occurs, provided that such grace period shall not apply, and such breach shall constitute an immediate Event of Default, if such breach may not, in the Agent's reasonable determination, be cured by such Loan Party during such thirty (30) day grace period; (xvii) any material damage to, or loss, theft, or destruction of, any of the Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes cessation or substantial curtailment of production or other revenue producing activities at any Facility (as hereinafter defined) generating more than 15% of the Loan Party's gross revenues on a consolidated basis for more than sixty (60) days; (xviii) entry of a judgment or judgments for an aggregate amount in excess of $100,000 against any Loan Party, taken as a whole, which are not stayed, bonded, vacated, paid or discharged within thirty (30) days after entry; (xix) any Reportable Event (as hereinafter defined) occurs which could result in a liability to any Loan Party in excess of $100,000, or the appointment by any United States District Court or Ontario court of a trustee to administer any Plan, or institution or commencement by the Pension Benefit Guaranty Corporation, or the Commissioner or Superintendent within the meaning of Section 1 of the PBA, of proceedings to terminate any Plan or commence suit or issue any order to appoint a trustee to administer any Plan which appointment or proceedings could result in a liability to any Loan Party in excess of $100,000; (xx) the independent Certified Public Accountants of the Loan Party fail to deliver the opinions or certificates required by this Agreement at the times required in accordance with this Agreement; (xxi) the loss, suspension, revocation or failure to renew any license or permit now held or hereafter acquired by any Loan Party, which loss, suspension, revocation or failure to renew would have a material adverse effect on the business, profits, assets or condition (financial or other) of the Loan Party on a consolidated basis; (xxii) any material term or provision of this Agreement or any of the other Financing Agreements, for any reason, shall cease to be valid and binding on or become unenforceable against any Loan Party or any Loan Party shall so state or assert in writing; (xxiii) any Loan Party fails to perform, keep or observe any of the covenants contained in clause (vii) of subsection 7.1, in subsections 3.5, 7.5, 7.6, 7.9, or 7.10, or in Section 8 hereof; (xxiv) any default, event of default or acceleration of any obligations due under any leases acquired or entered into in connection with the May Fab Acquisition; or (xxv) the failure of the Company to obtain the New Equity Contribution contemplated by subsection 4.2(c) within one year from the Closing Date. The occurrence or existence of any of the foregoing events shall constitute an immediate Event of Default unless notice by the Agent or a cure period is specifically required by the description of such event before such event matures into an Event of Default.

                  "EXCESS CASH FLOW" for any period means the total of the following for Borrowers and WQD on a consolidated basis: (a) Net Income, PLUS
(b) depreciation and amortization for financial reporting purposes, PLUS (c) increases in deferred income taxes, PLUS (d) all other noncash charges against Net Income, PLUS (e) tax refunds actually received, PLUS (f) decreases in Working Capital, LESS (g) the unfinanced portion of the Capital Expenditures (to the extent permitted hereby and to the extent made during such period), LESS (h) scheduled amortization of long term Indebtedness actually paid during such period excluding any mandatory prepayments required under subsection 2.10, LESS
(i) decreases in deferred income taxes resulting from tax payments actually made during such period and LESS (j) increases in Working Capital; PROVIDED that for purposes of this definition only, calculations of changes in Working Capital shall exclude cash, Cash Equivalents, the current portion of long term Indebtedness and the principal balance of the Revolving Loan.

                  "FACILITY" shall mean each of any Borrower's manufacturing or distribution facilities listed on EXHIBIT 3.11 hereof and any other manufacturing or distribution facility established by any Borrower hereafter.

                  "FAIR SALEABLE VALUE" shall have the meaning ascribed to such term in EXHIBIT 6.4-2 attached hereto.

                  "FEDERAL FUNDS EFFECTIVE RATE" for any period, means a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by SBCC, as Agent, from three Federal funds brokers of recognized standing selected by it.

                  "FINANCING AGREEMENTS" shall mean all agreements, instruments and documents, including, without limitation, security agreements, loan agreements, keep well agreements, notes, guarantees, mortgages, leasehold mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of any Loan Party and delivered to the Agent in connection with this Agreement or any predecessor agreement, together with all agreements and documents between any Loan Party and the Agent referred to therein or contemplated thereby, all as amended from time to time.

                  "FISCAL YEAR" shall mean the fiscal year of the Loan Parties ending on March 31 of each year.

                  "FIXED CHARGE COVERAGE RATIO" shall mean the ratio of (i) Adjusted EBITDA to (ii) Fixed Charges for the Loan Parties.

                  "FIXED CHARGES" shall mean as to any Loan Party, for any fiscal period, the aggregate of all (i) Interest Expense by such Loan Party during such period, plus (ii) scheduled payments of principal paid with respect to Indebtedness during such period, plus (iii) income and franchise taxes paid during such period.

                  "FIXTURES" shall mean all "fixtures" as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by any Borrower.

                  "FOREIGN LENDER" shall have the meaning ascribed thereto in subsection 2.24(b).

                  "FUNDING DATE" shall mean the date of each funding of a Loan or issuance of a Letter of Credit or guaranty thereof.

                  "GENERAL INTANGIBLES" shall mean each Borrower's presently owned or hereafter acquired goodwill, choses in action, causes of action, franchises, methods, sales literature, drawings, specifications, descriptions, name plates, catalogs, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, employment agreements, engineering contracts, leasehold interests in real and personal property, insurance policies (including business interruption insurance, if any) and such other assets which uniquely reflect the goodwill of the business of such Borrower; deposit amounts, letters of credit, and General Intangibles relating to other items of Collateral, including without limitation, rights to refunds or indemnification; reversionary or other rights of any Borrower to excess Plan assets upon termination or amendment thereof; and proceeds of all of the foregoing, including without limitation, insurance proceeds, including proceeds of business interruption insurance, income tax refunds, and claims for tax or other refunds against any city, county, state, or federal government, or any agency or authority or other subdivision thereof.

                  "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

                  "GOVERNMENT ACTS" shall have the meaning ascribed thereto in subsection 2.22(b).

                  "HAZARDOUS MATERIALS" means and includes the following: hazardous substances; hazardous wastes; polychlorinated biphenyls ("PCBs") or any substances or compound containing PCBs; asbestos or any asbestos containing materials; radon; any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute); and any other pollutant or contaminant or hazardous, toxic or dangerous chemicals, materials or substances, as all such terms are used in their broadest sense and defined by Environmental Laws, as defined herein.

                  "INDEBTEDNESS" shall mean at a particular time, (i) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which any Borrower is liable, contingently or otherwise, as obligor or otherwise or any commitment by which any Borrower assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit, (ii) indebtedness guaranteed in any manner by any Borrower, including guarantees in the form of an agreement to repurchase or reimburse; PROVIDED, HOWEVER, that the amount of indebtedness represented by any guarantee of limited recourse shall be the lesser of the amount of indebtedness so guaranteed or the value of the asset to which the recourse of such indebtedness is limited to, (iii) obligations under leases which shall have been or should be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases in respect of which obligations any Borrower is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations any Borrower assures a creditor against loss, (iv) any unfunded obligation of any Borrower to a "multiemployer plan" as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and (v) all accounts payable of any Borrower, which are not being contested in good faith by appropriate proceedings and which are more than 90 days past due. Obligations under the Capital Appreciation Rights Agreement shall not be deemed to constitute Indebtedness prior to any request to make payment therefor.

                  "INTELLECTUAL PROPERTY" shall mean each Borrower's present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, and any interest of any Borrower in the foregoing, whether now owned or hereafter acquired by such Borrower and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

                  "INTEREST EXPENSE" means, for any Person during any period, the aggregate amount of interest paid or accrued during such period by such Person including, without limitation, interest payable with respect to the Obligations and the interest portion of capitalized lease payments all as determined in accordance with Generally Accepted Accounting Principles but excluding interest expense attributable to original issue discount on the May Fab-OK Note and the Subordinated Notes.

                  "INTEREST EXPENSE COVERAGE" shall mean, for any fiscal period, as to any Loan Party or the Loan Parties on a consolidated basis, as the case may be (and if not otherwise specified, as to the Loan Parties on a consolidated basis), such Loan Party's or Loan Parties' Adjusted EBITDA for that period divided by such Loan Party's or Loan Parties' Interest Expense during that period.

                  "INTEREST PERIOD" means any interest period applicable to a Loan as determined pursuant to subsection 2.8(f).

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which the Company or any Subsidiary is a party, designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates.

                  "INTEREST RATE DETERMINATION DATE" means each date for calculating the LIBOR Rate for purposes of determining the interest rate applicable to any LIBOR Rate Loan made pursuant to subsection 2.8. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a LIBOR Rate Loan.

                  "INVENTORY" shall mean all of the inventory of each Borrower of every kind and description, now or at any time hereafter owned by or in the custody or possession, actual or constructive, of such Borrower, wherever located, including, but not limited to, all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of such Borrower's custody or possession, including inventory on the premises of others and items in transit, and including any returns and repossessions upon any accounts, documents, instruments or chattel paper relating to or arising from the sale of inventory, and all substitutions and replacements therefor, and all additions and accessions thereto, and all ledgers, books of account, records, computer printouts, computer runs, and other computer-prepared information relating to any of the foregoing, and any and all proceeds of any of the foregoing, including, without limitation, proceeds of insurance policies thereon.

                  "IRS" shall have the meaning set forth in the recitals hereto.

                  "IRS TERM LOAN" means that certain IRS Term Loan provided to the IRS by the Lender under the Second Amended and Restated Credit Agreement.

                  "ISSUING LENDER" shall mean SBCC, in its capacity as the Lender which has agreed to issue (or cause to be issued through one or more agents or correspondent banks) Lender Guarantees pursuant to the terms of subsection 2.4 hereof.

                  "ITA" shall mean the Income Tax Act (Canada) and Regulations, as amended, Information Circular 72-13R8 and any successor statute.

                  "JUNIOR SUBORDINATED NOTES" shall mean the Company's 10% Subordinated Debentures due 1999, issued in the original aggregate principal amount of $5,000,000 with an aggregate principal amount outstanding as of the date hereof of $150,000.

                  "LENDER" shall mean those certain financial institutions identified on Schedule 1 hereto until such time as such Persons cease to act in such capacity, and each other Person which hereafter becomes a Lender hereunder in accordance with the terms hereof.

                  "LENDER GUARANTY" has the meaning ascribed to that term in subsection 2.4.

                  "LENDER GUARANTY LIABILITY" means, as to each Lender Guaranty, all liabilities of any Lender or any Borrower with respect to the transaction for which the Lender Guaranty was issued, whether contingent or otherwise, including with respect to a letter of credit: (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid or made available by the issuing bank to the extent not reimbursed; and (c) all unpaid interest, fees and expenses with respect thereto.

                  "LENDER GUARANTY PAYMENT" as applicable (a) all payments made by the Issuing Lender pursuant to either a draft or demand for payment under a Lender Guaranty or (b) all payments made by the Lenders to the Issuing Lender in respect thereof (whether or not in accordance with their Pro Rata Share).

                  "LENDER GUARANTY RESERVE" means, at any time, with respect to each Borrower a reserve deducted from the amount available under the Revolving Loan in an amount equal to (a) the aggregate amount of Lender Guaranty Liability with respect to Lender Guarantees outstanding at such time PLUS (b) the aggregate amount theretofore paid by a Lender under Lender Guarantees and not debited to the Loan Account pursuant to subsection 2.4.

                  "LIABILITIES" shall have the meaning usually given that term in accordance with Generally Accepted Accounting Principles, and shall include Indebtedness.

                  "LIBOR RATE" means, for each Interest Period, a rate of interest equal to:

                  (a) the rate of interest determined by the Agent at which deposits in U.S. Dollars for the relevant Interest Period are offered based on information presented on the Telerate Screen as of 11:00 A.M. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period; PROVIDED, that if at least two such offered rates appear on the Telerate Screen in respect of such Interest Period, the arithmetic mean of all such rates (as determined by the Agent) will be the rate used; PROVIDED, FURTHER, that if Telerate ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by the Agent at which deposits in Dollars are offered for the relevant Interest Period by The Sanwa Bank, Limited (or its successor) to banks with combined capital and surplus in excess of $500,000,000 in London interbank market as of 11:00 A.M. (London time) on the applicable Interest Rate Determination Date, divided by

                  (b) a number equal to 1.0 minus the rate (expressed as a decimal fraction) of reserve requirements in effect on the Interest Rate Determination Date (including, without limitation, all basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) which are required to be maintained by a member bank of the Federal Reserve System;

PROVIDED, HOWEVER, such rate is to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is no nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%).

                  "LIBOR RATE LOANS" shall mean Loans bearing interest at the LIBOR Rate.

                  "LM" shall have the meaning ascribed thereto in the recitals hereto.

                  "LOAN ACCOUNT" shall have the meaning ascribed thereto in subsection 2.18 hereof.

                  "LOAN DOCUMENTS" shall mean, collectively, this Agreement and the Financing Agreements and "Loan Document" shall mean any one of the foregoing.

                  "LOAN PARTY" means, collectively, the Company, each Borrower and WQD.

                  "LOAN YEAR" means for each of the Borrowers, each period of twelve (12) consecutive months commencing on the Closing Date and on each anniversary thereof.

                  "LOANS" shall mean the Term Loans and the Revolving Loan.

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, operations, properties, prospects, assets or condition (financial or otherwise) of the Loan Parties on an individual basis (other than WQD) or taken as a whole as a result of the occurrence or existence of any single event or condition or series of events or conditions in the aggregate or
(b) the impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or of the Agent or any Lender to enforce or collect any of the Obligations.

                  "MAY FAB ACQUISITION" shall mean the acquisition of the business and certain assets of MF-Co., MF-MS and MF-OK pursuant to the terms of the May Fab Acquisition Agreement.

                  "MAY FAB ACQUISITION AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of May 26, 1994 by and among the Company, WQMC and the May Fab Sellers.

                  "MAY FAB-MS NOTE" shall mean that certain subordinated promissory note made by WQMC in favor of May Fab-MS pursuant to subsection 3.4 of the May Fab Acquisition Agreement.

                  "MAY FAB-OK NOTE" shall mean that certain non-interest bearing, subordinated promissory note in the amount of $3,200,000 made by WQMC in favor of May Fab-OK.

                  "MAY FAB SELLER NOTES" shall mean that certain May Fab-MS Note and that certain May Fab-OK Note.

                  "MAY FAB SELLERS" shall mean, collectively, MF-Co, MF-MS, MF-OK and Robert A. May, individually as a principal shareholder of MF-Co.

                  "MOST RECENT SENIOR LEVERAGE RATIO" means, at any date, the ratio of Senior Debt plus Capitalized Lease Obligations as of the end of the most recently ended fiscal quarter for which financial statements have been delivered to the Agent pursuant to SECTION 7.1 to Adjusted EBITDA for the four fiscal quarter period ending as of the most recently ended fiscal quarter for which financial statements have been delivered to the Agent pursuant to SECTION 7.1; PROVIDED, HOWEVER, that if the Company fails to deliver such financial statements as required by SECTION 7.1, then, without prejudice to any other rights of any Lender hereunder, the Most Recent Senior Leverage Ratio shall be deemed to be greater than 3.5 to 1.00 as of the date such financial statements were required to be delivered under SECTION 7.1.

                  "MORGENTHALER" shall mean Morgenthaler Venture Partners II, an Ohio limited partnership.

                  "MORTGAGES" shall mean the mortgages or deeds of trust delivered by each Borrower in favor of the Agent with respect to its owned Real Estate (as hereinafter defined) and each of the leasehold mortgages delivered by any Borrower in favor of the Agent with respect to real estate leased by such Borrower, as the same may be amended from time to time.

                  "NET WORTH" shall mean, as the context requires, as to any Borrower as of the date of any determination thereof total Assets LESS total Liabilities of such Borrower, or as to the Company on a consolidated basis as of the date of any determination thereof, the Company's and the Borrowers' total Assets LESS the Company's and the Borrowers' total Liabilities, in each case excluding the effect, if any, of currency translations.

                  "NEW EQUITY CONTRIBUTION" has the meaning set forth in subsection 4.2(c) hereof.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT 1.1B.

                  "OBLIGATIONS" shall mean all of any Loan Party's obligations, liabilities and indebtedness to the Agent or any Lender of any and every kind and nature, whether heretofore, now or hereafter owing, arising, existing, due or payable and howsoever evidenced, created, incurred, or owing, whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) in connection with this Agreement or the Financing Agreements or by operation of law.

                  "OLD ACCURATE INDUSTRIES" shall mean Accurate Industries, Inc., a New Jersey corporation, whose name shall be changed upon or promptly after the consummation of the transaction contemplated by the Accurate Acquisition Agreement to a name other than Accurate Industries, Inc. or any variant thereof.

                  "OLD ACCURATE INDUSTRIES OF LOUISIANA" shall mean Accurate Industries of Louisiana, Inc., a Louisiana corporation, whose name shall be changed upon or promptly after the consummation of the transaction contemplated by the Accurate Acquisition Agreement to a name other than Accurate Industries of Louisiana, Inc. or any variant thereof.

                  "ORIGINAL BORROWERS" shall mean WQD, Cusco and IRS.

                  "ORIGINAL LOAN AGREEMENT" has the meaning set forth in the recitals hereto.

                  "PARTICIPANT" shall mean any Person now or from time to time hereafter participating with any Lender hereunder in the loans made by such Lender to the Borrowers pursuant to this Agreement.

                  "PBA" shall mean the Pension Benefits Act (Ontario), R.S.O. 1990, c. P. 8 and Regulations, as amended from time to time.

                  "PERMITTED INVESTMENTS" shall have the meaning ascribed thereto in subsection 8.4 hereof.

                  "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "PLAN" shall mean any employee benefit or other plan maintained for the employees of any Borrower or to which any Loan Party is obligated to contribute and subject to under Title IV of ERISA or the provisions of the PBA or the ITA.

                  "PPSA" shall mean the Personal Property Security Act (Ontario), R.S.O. 1990, c. P. 10 as amended from time to time.

                  "PREFERRED STOCK PURCHASE AGREEMENT" means that certain Series A Convertible Preferred Shares Purchase Agreement dated as of the 16th day of February, 1996 by and between the Company and the individuals and entities party thereto.

                  "PREVAILING EXCHANGE RATE" shall mean the rate of foreign currency exchange at 11:00 A.M. Chicago time on any Business Day as quoted by The First National Bank of Chicago for the actual sale of United States dollars for the purchase of Canadian dollars or the sale of Canadian dollars for the purchase of United States dollars, as applicable, in transactions of similar size, less in either case all applicable transactional and brokerage costs.

                  "PRIME RATE" shall mean the highest "Prime Rate" of interest quoted, from time to time, by The Wall Street Journal; PROVIDED, HOWEVER, that in the event that The Wall Street Journal ceases quoting a "Prime Rate", "Prime Rate" shall mean the per annum rate of interest quoted as the "Bank Prime Loan" rate for the most recent weekday for which such rate is quoted in Statistical Release H.15 (519) published from time to time by the Board of Governors of the Federal Reserve System; PROVIDED, HOWEVER, that in the event that both of the aforesaid indices cease to be published or to quote rates of the aforesaid types, the "Prime Rate" shall be determined from a comparable index chosen by SBCC in good faith. The Prime Rate shall change effective on the date of the publication of any change in the applicable index by which such "Prime Rate" is determined.

                  "PRIME RATE LOANS" shall mean Loans bearing interest at the Prime Rate.

                  "PRIMUS" shall mean Primus Capital Fund II Limited Partnership, an Ohio limited partnership.

                  "PRINCIPAL DEBT" means, as of a point in time, the aggregate unpaid principal balance of the Revolving Loan and the Term Loans, together with the aggregate Lender Guaranty Liabilities then outstanding.

                  "PRINCIPAL PAYMENT DATE" shall have the meaning ascribed thereto in subsection 2.5(b)(ii) hereof.

                  "PRO FORMA" shall have the meaning ascribed thereto in subsection 6.4(a) hereof.

                  "PROJECTIONS" shall mean the projected balance sheets, profit and loss statements and cash flow statements of the Loan Parties, prepared on a consolidated basis, in accordance with Generally Accepted Accounting Principles (to the extent applicable), consistently applied, together with appropriate supporting details and a statement of underlying assumptions, which have been and will be delivered to the Agent in accordance with the terms hereof by the Loan Parties.

                  "QUALIFIED PUBLIC OFFERING" shall mean a public offering on Form S-1 under the Securities Act pursuant to a firm commitment underwriting by a nationally recognized investment banking firm which (i) results in proceeds to the Company of at least $10,000,000 and (ii) results in the Common Stock being held by no less than 250 separate shareholders.

                  "REAL ESTATE" shall mean the real estate now owned or hereafter acquired by any Borrower, all fixtures and personal property used in conjunction therewith and such Borrower's rights to leases, rents and profits with respect thereto. Such real estate now owned by each Borrower is described in EXHIBIT 3.17 hereto.

                  "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA and shall be deemed to include orders or declarations made by the Commissioner or Superintendent pursuant to the PBA of a similar nature.

                  "REQUIRED LENDERS" means the Agent and one other Lender; PROVIDED, HOWEVER, that if the Agent and such other Lender do not have aggregate Term Loans and Commitments of at least 51% of the aggregate Term Loans and Commitments of all Lenders, "Required Lenders" means the Agent and such other Lenders having aggregate Term Loans and Commitments of 51% or more of the aggregate Term Loans and Commitments for all Lenders; PROVIDED, that if the aggregate Commitments for all Lenders have terminated in full, "Required Lenders" means Lenders holding at least 51% of the then aggregate unpaid principal amount of the Loans; PROVIDED FURTHER, HOWEVER, that if Agent in its individual capacity sells or assigns a portion of its Loans to a Lender not a party hereto on the Closing Date, then notwithstanding the foregoing, the percentage of 51% above in each place where it occurs shall be replaced by 66-2/3%.

                  "RESTRICTED PAYMENT" shall mean: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of any Loan Party now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of any Loan Party now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, success payments, fees or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to the Seller Subordinated Notes, the Subordinated Guarantees or the Subordinated Notes; (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Loan Party now or hereafter outstanding; or (e) any payment by any Loan Party of any management fees or similar fees whether pursuant to a management agreement or otherwise to any Affiliate of any Loan Party.

                  "REVOLVING COMMITMENT" means, with respect to any Lender, the obligation of such Lender to make Revolving Loans pursuant to SUBSECTION 2.1(a) and to participate in Lender Guarantees pursuant to SECTION 2.4, as such commitment may be adjusted from time to time pursuant to this

Agreement, which commitment as of the date hereof is the amount set forth opposite such Lender's name on SCHEDULE 1.1(a) hereto under the caption "AMOUNT OF REVOLVING COMMITMENT" and "REVOLVING COMMITMENTS" means such commitments collectively, which commitments as of the date hereof equal the amount of $20,000,000.

                  "REVOLVING LOAN INITIAL TERM" shall have the meaning ascribed thereto in subsection 2.12 hereof.

                  "REVOLVING LOAN NOTES" shall have the meaning ascribed thereto in subsection 2.3 hereof.

                  "REVOLVING LOAN RENEWAL TERM" shall have the meaning ascribed thereto in subsection 2.12 hereof.

                  "REVOLVING LOANS" shall have the meaning ascribed thereto in subsection 2.1(a) hereof.

                  "REVOLVING PRO RATA SHARE" means, when used with reference to any Lender extending a Commitment to make Revolving Loans hereunder and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Lender's Revolving Commitment and the denominator of which shall be the aggregate Revolving Commitments outstanding for all Lenders or, if no Revolving Commitments are then outstanding, such Lender's aggregate Revolving Loans to the total Revolving Loans outstanding hereunder and when used with reference to any Lender's percent interest, such fraction.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SELLER SUBORDINATED NOTES" shall mean those certain Subordinated Promissory Notes dated March 4, 1991 in the aggregate original principal amount of $1,650,000 made by IRS in favor of IRS Seller, the Accurate Subordinated Note, the May Fab Seller Notes and the Teem Note.

                  "SENIOR DEBT" shall mean all Obligations hereunder and all other Indebtedness which is not subordinated to the Obligations.

                  "SERIES A TERM LOANS" shall mean, collectively, the Cusco Term Loans and the WQMC Series A Term Loans.

                  "SERIES A TERM NOTES" shall mean, collectively, the Cusco Term Notes and the WQMC Series A Term Notes.

                  "SOLVENCY AFFIDAVIT" shall mean the Affidavit of Solvency of even date herewith executed by the chief executive officer or chief financial officer of the Company in favor of the Agent.

                  "SOLVENT" shall mean, when used with respect to any Person, that (i) the fair salable value of its Assets is in excess of the total amount of its liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with Generally Accepted Accounting Principles, and whether direct or indirect, fixed or contingent, matured or unmatured, disputed or undisputed); and (ii) it is able to pay its debts or obligations in the ordinary course as they mature; and
(iii) it has capital sufficient to carry on its business and all business in which it is about to engage.

                  "SPECIAL DEPOSIT AGREEMENT" shall have the meaning ascribed thereto in subsection 3.5 hereof.

                  "STATED AMOUNT" or "STATED AMOUNTS" mean with respect to any Lender Guaranty, the stated or face amount of such Lender Guaranty to the extent available at the time for drawing (subject to presentment of all requisite documents), as such may be increased or decreased from time to time in accordance with the terms of such Lender Guaranty.

                  "SUBORDINATED GUARANTEES" shall mean that certain Subordinated Guarantee dated March 4, 1991 made by the Company in favor of IRS Seller, that certain Subordinated Guarantee dated October 28, 1992 made by the Company in favor of Accurate Sellers, that certain Subordinated Note Guaranty dated as of May 26, 1994 by the Company in favor of May Fab-OK and the Teem Guaranty.

                  "SUBORDINATED NOTE AGREEMENTS" mean that certain Banc One Capital Partners II, Limited Partnership Loan Agreement dated as of May 26, 1994 by and among Banc One Capital Partners II, Limited Partnership, the Company and WQMC and that certain Banc One Capital Partners Corporation Loan Agreement dated as of May 26, 1994, as amended, by and among Banc One Capital Partners Corporation, the Company and WQMC.

                  "SUBORDINATED NOTES" means those certain 10% Subordinated Notes dated as of May 26, 1994 issued by the Company to Banc One Capital Partners and Banc One Capital Partners II, Limited Partnership in the original aggregate principal amount of $10,000,000 pursuant to the Subordinated Note Agreements.

                  "SUBSIDIARY" shall mean each of the corporations listed on
EXHIBIT 1.1A hereto and each other Person in which the Company now or hereafter owns, directly or indirectly, 25% or more of such Person's Voting Stock (as hereinafter defined) or, in the case of a Person which is not a corporation, 25% or more of the outstanding equity interests in such Person coupled with a right to participate in the management of such Person.

                  "TAXES" shall have the meaning ascribed to such term in subsection 2.24(a).

                  "TEEM" shall have the meaning ascribed thereto in the recitals hereto.

                  "TEEM GUARANTY" means that certain Subordinated Note Guaranty made by the Company in favor of Teem dated the date hereof in connection with the Teem Note.

                  "TEEM NOTE" means that certain 8% Convertible Subordinated Promissory Note made by WQMC in favor of Teem, dated the date hereof.

                  "TELERATE SCREEN" means the display designated as Screen 3750 on the Telerate System or such other screen on the Telerate System as shall display the London interbank offered rates for deposits in U.S. dollars quoted by selected banks.

                  "TERM LOAN TERM" shall have the meaning ascribed thereto in subsection 2.12 hereof.

                  "TERM LOANS" shall mean, collectively, the Series A Term Loans and the WQMC Series B Term Loan.

                  "TERM NOTES" shall mean, collectively, the Series A Term Notes and the WQMC Series B Term Note.

                  "TOTAL REVOLVING LOAN FACILITY" shall mean $20,000,000 as such amount may be modified or reduced from time to time pursuant to this Agreement.

                  "TRANCHE" means a type of Loan or Commitment hereunder, including the Cusco Term Loans, the WQMC Series A Term Loans, the WQMC Series B Term Loans and the Revolving Loans.

                  "UNUSED AVAILABILITY" shall mean the difference at any time between the amount available to be loaned to each Borrower under the terms of the revolving credit facility herein provided for and the principal balance of the Revolving Loan then outstanding for such Borrower.

                  "VOTING STOCK" shall mean the outstanding capital stock of any corporation entitled to vote on issues submitted to the stockholders of that corporation for approval.

                  "WORKING CAPITAL" shall mean the amount, as of the date of any determination thereof, equal to the difference between the aggregate Current Assets and aggregate Current Liabilities of the Borrowers, on a consolidated basis.

                  "WQD" shall have the meaning set forth in the recitals hereto.

                  "WQMC" shall have the meaning set forth in the recitals hereto.

                  "WQMC TERM A COMMITMENT" means, with respect to any Lender, the principal amount set forth opposite such Lender's name on SCHEDULE 1.1(a) hereto under the caption "Amount of Term A Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "WQMC Term A Commitments" means such commitments collectively, which commitments equal $16,956,158 in the aggregate as of the date hereof.

                  "WQMC TERM A LENDERS" means those Lenders providing WQMC Term A Commitments hereunder and shall include any Person which becomes a WQMC Term A Lender as contemplated by SECTION 10.1.

                  "WQMC TERM B COMMITMENT" means, with respect to any Lender, the principal amount set forth opposite such Lender's name on SCHEDULE 1.1(a) hereto under the caption "Amount of Term B Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "WQMC Term B Commitments" means such commitments collectively, which commitments equal $8,500,000 in the aggregate as of the date hereof.

                  "WQMC TERM B LENDERS" means those Lenders providing WQMC Term B Commitments hereunder and shall include any Person which becomes a WQMC Term B Lender as contemplated by SECTION 10.1.

                  "WQMC SERIES A TERM LOANS" shall have the meaning ascribed thereto in subsection 2.5(d)(i) hereof.

                  "WQMC SERIES A TERM NOTES" shall have the meaning ascribed thereto in subsection 2.5(d)(i) hereof.

                  "WQMC SERIES B TERM LOANS" shall have the meaning ascribed thereto in subsection 2.6(a) hereof.

                  "WQMC SERIES B TERM NOTES" shall have the meaning ascribed thereto in subsection 2.6(a) hereof.

                  1.2 ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles. All references herein to "consolidated" financial data or to financial data of the Borrowers on a "consolidated basis" shall be deemed to be the applicable financial data of all of the Borrowers consolidated in accordance with Generally Accepted Accounting Principles. All determinations of Inventory values contemplated hereby shall be at the lower of cost (on a first-in, first-out basis) or market.

                  1.3 OTHER TERMS DEFINED IN ILLINOIS UNIFORM COMMERCIAL CODE. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in the Uniform Commercial Code of the State of Illinois or the laws of any other state or province which are required to be applied in connection with the issue of perfection or non-perfection of security interests in certain collateral (the "Code") to the extent the same are used or defined therein.

                  1.4 EFFECTIVE DATE. All references to "the date hereof," "the date of this Agreement," "the effective date hereof," "effective as of the date hereof" or "of even date herewith" contained herein or in the other Financing Agreements, unless the context otherwise requires, shall be deemed to refer to the effective date of this Agreement, which shall be February 16, 1996.

                  1.5 CURRENCY TRANSLATION. Unless specifically provided otherwise, all dollar figures and dollar calculations under this Agreement or the other Financing Agreements are denominated in United States dollars (unless otherwise specifically stated) and all loans made hereunder will be made in United States Dollars. The dollar amount of all totals and subtotals submitted by or on behalf of the Borrowers to any Lender (including amounts set forth on the Monthly Reports and the Borrowing Base Certificates) will be converted into United States dollars at the Prevailing Exchange Rate on the date prior to submission to such Lender, or, in the case of financial statements, in accordance with Generally Accepted Accounting Principles. All payments made by any Borrower or applied by any Lender to the Obligations of any Borrower shall be first converted into United States dollars at the Prevailing Exchange Rate on the date of payment or application (if not already in United States dollars) and then credited against the Obligations.

                  1.6 FOREIGN JUDGMENTS. If for the purposes of obtaining or enforcing a judgment in any court in any jurisdiction it becomes necessary to convert into the currency of the country giving such judgment (the "Judgment Currency") an amount due hereunder in United States dollars, then that conversion shall be known as the "Conversion Date." If there is a change in the rate of exchange between the Judgment Currency and United States dollars occurring between the Conversion Date and the date of actual receipt of the amount due hereunder or under such judgment, the applicable Borrower will, notwithstanding such judgment, to the extent permitted by law, pay all such additional amounts as may be necessary to ensure the amount paid and received in the Judgment Currency when converted at the rate of exchange prevailing on the date of such receipt will produce the amount then due in United States dollars. The obligation to make such additional payment shall constitute a separate and independent obligation of such Borrower and shall not merge with any judgment or any partial payment or enforcement of payment. The term "rate of exchange" used herein shall include any premiums and costs payable in connection with the conversion being effected.

                  2. CREDIT.

                  2.1 REVOLVING CREDIT FACILITY AND REVOLVING LOANS.

                  (a) Provided there does not then exist an Event of Default, and subject to the terms and conditions herein set forth, each Lender having a Revolving Commitment agrees (severally and not jointly) to make its Applicable Pro Rata Share of loans or advances to WQMC, on a revolving credit basis (collectively, the "Revolving Loans"), in an amount not in excess of the lesser of (i) the Total Revolving Loan Facility, or (ii) the "Current Asset Base" of WQMC and Cusco (as defined below), in each case minus the Lender Guaranty Reserve attributable to WQMC and Cusco. Notwithstanding the foregoing, except as expressly provided in subsection 2.2, the aggregate amount of the Revolving Loans outstanding at any time shall not exceed the Current Asset Base minus the aggregate Lender Guaranty Reserve attributable to WQMC and Cusco. Each Lender a party hereto on the Closing Date having a Revolving Commitment hereunder other than SBCC shall purchase from SBCC on the Closing Date its Applicable Pro Rata Share of the Revolving Loan of SBCC outstanding immediately prior to the effectiveness of this Agreement and such amount shall constitute its Revolving Loan outstanding on the date hereof.

                  (b) As used herein, the "Current Asset Base" shall mean an amount equal to the sum of:

                  (i) (A) 85% of the face amount (in U.S. dollars) (less maximum discounts, credits and allowances which may be taken by or have been granted to Account Debtors in connection therewith) then outstanding under WQMC's Eligible Accounts, less such reserves as the Agent in its reasonable discretion elects to establish as a result of changes in the collectibility of WQMC's Accounts after the date hereof and (B) 85% of the face amount (in U.S. dollars) (less maximum discounts, credits and allowances which may be taken by or have been granted to Account Debtors in connection therewith) then outstanding under Cusco's Eligible Accounts, less such reserves as the Agent in its reasonable discretion elects to establish as a result of changes in the collectibility of such Cusco's Accounts after the date hereof; PLUS

                  (ii) the lesser of (A) 50% of the aggregate book value of Eligible Inventory of WQMC and Cusco constituting raw materials PLUS, without duplication, 60% of the book value of Eligible Inventory of WQMC and Cusco which, to the reasonable satisfaction of Lender, constitutes finished goods or (B) 60% of the Total Revolving Loan Facility; PROVIDED, HOWEVER, in no event shall the aggregate amount calculated hereunder for both WQMC and Cusco exceed $12,000,000.

                  The book value of Eligible Inventory with respect to WQMC or Cusco for purposes hereof shall be determined at the lower of cost (determined on a first-in-first-out ("FIFO") basis) or market in U.S. dollars, less such reserves as the Agent in its reasonable discretion elects to establish as a result in changes in the salability of such Borrower's Inventory after the date hereof.

                  (c) Each advance to WQMC shall, on the day of such advance, be deposited, in immediately available funds, in such account as the Company may, from time to time, designate.

                  2.2 MAXIMUM PRINCIPAL BALANCE OF REVOLVING LOAN. The Company and each Borrower hereby agrees that the aggregate outstanding principal balance of the Revolving Loans shall at no time exceed the lesser of (x) the Current Asset Base, or (y) the Total Revolving Loan Facility; PROVIDED, HOWEVER, that the Agent, in its sole and absolute discretion, and in its capacity as a Lender may suspend the foregoing restrictions and make advances in excess of Current Asset Base (but not in excess of the Total Revolving Loan Facility) and all such advances shall be deemed to be part of the Revolving Loan of the Agent in its capacity as a Lender secured by the Collateral; PROVIDED, FURTHER, HOWEVER, the aggregate amount of any such advances pursuant to the preceding provision shall not exceed $500,000 at any one time outstanding and any such advances in excess of the Current Asset Base may not be outstanding for a period exceeding 90 days in any 180 day period and provided still further, that any of such advances will be paid (either from payments by the Borrower or as proceeds of Collateral) prior to payment of other Revolving Loans.

                  2.3 EVIDENCE OF REVOLVING LOAN INDEBTEDNESS. The advances constituting the Revolving Loan Obligations shall be evidenced by promissory notes (the "Revolving Loan Notes") dated as of the date hereof, made by WQMC in favor of each Lender in the amount of such Lender's Revolving Loan Commitment. The Revolving Loan Obligations may be paid, reborrowed and repaid, subject to the conditions set forth in Section 4 hereof, and shall be payable in full upon termination of this Agreement. The principal amount of the Revolving Loan Obligations shall bear interest as hereinafter provided. Each advance by the Agent for the benefit of the Lenders and each repayment of principal applicable to such advance shall be reflected in WQMC's Loan Account.

                  2.4 LENDER GUARANTEES. Subject to the terms and conditions of this Agreement, the Revolving Loan may, in addition to advances thereunder, be utilized, in the Issuing Lender's reasonable discretion upon the request of WQMC, for the issuance of standby letters of credit issued by an Issuing Lender for the account of WQMC or any Borrower designated by WQMC and/or guarantees by the Issuing Lender to guaranty payment to banks which issue letters of credit for the account of any Borrower or to guaranty other obligations of any Borrower under written contracts, in all instances having a maturity of not more than twelve (12) months. Additions to the Lender Guaranty Reserve shall be established concurrently with the issuance of each Lender Guaranty. (All such guarantees and standby letters of credit issued by the Issuing Lender are herein collectively referred to as "Lender Guarantees" and each such standby letter of credit shall be referred to individually as a "Lender Guaranty".)

                  (1) MAXIMUM AMOUNT. The aggregate amount of Lender Guaranty Liability with respect to all Lender Guarantees outstanding for the Borrowers at any time shall not exceed $2,500,000 and not more than five (5) Lender Guarantees of less than $100,000 each shall be issued hereunder without the consent of the Issuing Bank.

                  (2) LENDERS' PARTICIPATION IN LENDER GUARANTEES. Each Lender severally, but not jointly, agrees to participate in each such Lender Guaranty issued by the applicable Issuing Lender in an amount equal to its Pro Rata Share of the Stated Amount of such Lender Guaranty and to make available to the applicable Issuing Lender such Lender's Pro Rata Share of any Lender Guaranty payment in respect of such Lender Guaranty as herein provided; PROVIDED, HOWEVER, that no Lender shall be required to participate in any Lender Guaranty to the extent that its participation therein plus such Lender's Pro Rata Share of the sum of
         (i) the Lender Guaranty obligations then outstanding PLUS (ii) the amount of all Revolving Loan and Term Loans then outstanding would exceed an amount equal to such Lender's total Commitment hereunder as then in effect. No Lender's obligation to participate in any Lender Guaranty or to make available to the Issuing Lender such Lender's Pro Rata Share of any Lender Guaranty Payment made by the Issuing Lender shall be affected by any other Lender's failure to participate in the same or any other Lender Guaranty or by any other Lender's failure to make available to the Issuing Lender such other Lender's Pro Rata Share of any Lender Guaranty payment made by the Issuing Lender.

                  (3) REIMBURSEMENT. Each Borrower that is an account party under a Lender Guaranty (an "Account Party") shall be irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse each Issuing Lender for any amounts paid by such Issuing Lender with respect to each Lender Guaranty including, without limitation, all amounts paid by the Issuing Lender upon any draw with respect to a standby letter of credit issued by the Issuing Lender, or any draw with respect to any guaranty of reimbursement obligations issued by the Issuing Lender to any bank upon any draw upon a letter of credit issued by such bank and all fees, costs and expenses paid by the Issuing Lender to any bank that issues letters of credit as to which a Lender Guaranty is issued. All such reimbursement obligations shall be due and payable on demand. If not paid within five (5) days following demand, or, if an Event of Default shall have occurred and be continuing on the date such reimbursement obligations arise, the applicable Account Party hereby authorizes and directs the Agent, on behalf of the Issuing Lender, at the Issuing Lender's option, to debit the Loan Account (by increasing the principal balance of the Revolving Loan) in the amount of any payment made by the Issuing Lender with respect to any Lender Guaranty and, in connection therewith, the Lender Guaranty Reserve then in effect shall be reduced by the amount of such debit. All amounts paid by the Issuing Lender with respect to any Lender Guaranty that are not immediately repaid by the applicable Borrower with the proceeds of a Revolving Loan or otherwise shall bear interest at the interest rate applicable to Revolving Loan.

                  (4) LENDERS' PARTICIPATION IN REIMBURSEMENT OBLIGATIONS. In the event that an Account Party shall fail to reimburse an Issuing Lender as provided in subsection 2.4(3) in an amount equal to the amount of any drawing honored by such Issuing Lender under a Lender Guaranty issued by it in accordance with the terms hereof, such Issuing Lender shall promptly notify the Agent and the Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation in same day funds, at the office of such Issuing Lender specified in such notice, not later than 1:00 P.M. (New York City time) on the Business Day after the date such Lender is notified by the Agent. In the event that any Lender fails to make available to such Issuing Lender the amount of such Lender's participation in such Lender Guaranty as provided in this subsection 2.4(4), such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Effective Rate for two Business Days and thereafter at the Base Rate applicable to Revolving Loan then outstanding. Nothing in this subsection 2.4(4) shall be deemed to prejudice the right of any Lender to recover from such Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 2.4(4) in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Lender Guaranty by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender. Each Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under this subsection 2.4(4) with respect to any Lender Guaranty issued by such Issuing Lender such other Lender's Pro Rata Share of all payments received by such Issuing Lender from the applicable Account Party in reimbursement of drawings honored by such Issuing Lender under such Lender Guaranty when such payments are received.

                  (5) CONDITIONS OF ISSUANCE OF LENDER GUARANTEES. In addition to all other terms of and conditions set forth in this Agreement, the issuance by an Issuing Lender of any Lender Guaranty shall be subject to the conditions precedent that the letter of credit or written contract for which an Account Party requests a Lender Guaranty be in such form, be in such amount, contain such terms and support such transactions as are reasonably satisfactory to the Issuing Lender. Each Account Party shall comply with all such terms and conditions imposed on such Account Party by the Issuing Lender with respect to the issuance of any Lender Guaranty, whether such terms are imposed in the application for such Lender Guaranty or otherwise.

         Each Lender Guaranty shall be in form and substance satisfactory to the Issuing Lender and shall provide that the guaranty terminates and all demands or claims for payment must be presented by a date certain, which date will be at least thirty (30) days before the end of the Revolving Loan Initial Term or the Revolving Loan Renewal Term, if applicable. Notwithstanding the recitation in this Agreement of terms and conditions with respect to the issuance of Lender Guarantees, each Borrower hereby acknowledges and agrees that the issuance of any Lender Guaranty shall be in the Issuing Lender's reasonable discretion.

                  (6) REQUEST FOR LENDER GUARANTY. Each Account Party shall give the Lender prior written notice specifying the date a Lender Guaranty is to be issued, identifying the beneficiary of the guaranty and describing the nature of the transactions proposed to be supported thereby and specifying whether such Account Party is requesting a Lender Guaranty in the form of a standby letter of credit issued by the Issuing Lender or a guaranty of a letter of credit issued by a bank. The notice shall be accompanied by the form of the letter of credit or other contract to be guarantied. Subject to the terms thereof, the Issuing Lender shall issue the requested Lender Guaranty as soon as practicable and not more than fifteen (15) Business Days after the date of such notice.

                  (7) INDEMNIFICATION. Each Borrower hereby agrees to indemnify, pay and hold any Issuing Lender harmless from and against any and all pending or threatened claims, litigation, damages, losses and liabilities incurred by such Issuing Lender (or which may be claimed against the Lender by any Person whatsoever) and costs and expenses incurred in defending or responding to pending or threatened claims or litigation by reason of or in connection with the execution, delivery or transfer of, or payment or failure to pay under, any Lender Guaranty other than claims, litigation, damages, losses, liabilities, costs or expenses resulting from the Issuing Lender's gross negligence or willful misconduct.

                  2.5 SERIES A TERM LOANS.

                  (a) [Intentionally Omitted]

                  (b) CUSCO TERM LOAN

                  (i) The Cusco Term Loan existing under the Third Amended Loan Agreement and outstanding as of the date hereof in the principal amount of One Million, Five Hundred Forty-Three Thousand, Eight Hundred Forty-Two Dollars ($1,543,842) (the "Original Cusco Term Loan") evidenced by the Cusco Term Note dated as of May 26, 1994, as amended, in the original principal amount of One Million, Six Hundred Sixty Thousand, Seven Hundred Fifty-Four Dollars ($1,660,754), shall remain outstanding hereunder in accordance with the terms of the following sentence. Each Cusco Term Lender a party hereto on the Closing Date, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, in the case of Cusco Term Lenders other than SBCC, to purchase from SBCC on the Closing Date its Applicable Pro Rata Share of the principal amount of the Original Cusco Term Loan outstanding under the Third Amended and Restated

         Loan Agreement and, in the case of SBCC, to continue the remaining portion of its Original Cusco Term Loan in an amount equal to its Applicable Pro Rata Share of the Original Cusco Term Loan (each such loan, a "Cusco Term Loan"). Each Lender's Cusco Term Commitment shall expire immediately and without further action on the Closing Date if the Cusco Term Loans are not made on the Closing Date. The Cusco Term Loans made by each Cusco Term Lender shall be evidenced by promissory notes of Cusco, substantially in the form of EXHIBIT 2.5(B), with appropriate insertions as to payee, date and principal amount (a "CUSCO TERM NOTE"), payable to the order of such Lender.

                  (ii) The remaining aggregate principal balance of the Cusco Term Loan shall be payable to the Agent for the benefit of the Cusco Term Lenders in 18 consecutive quarterly installments on each September 1, December 1, March 1 and June 1 (each, a "Principal Payment Date") commencing September 1, 1996 in the amount of Twenty-One Thousand, Nine-Hundred Twenty-One Dollars ($21,921) and on March 1, 2001, a final installment of One Million, One-Hundred Forty-Nine Thousand, Two-Hundred Sixty-Four Dollars ($1,149,264) or the then remaining outstanding balance of the Cusco Term Loan; PROVIDED, HOWEVER, that if at the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Revolving Loan Commitments have not been extended in accordance with the provisions of SECTION 2.12, then notwithstanding the foregoing, the then remaining outstanding principal balance of the Cusco Term Loan shall be due and payable on the date of the expiration of the Revolving Commitments. Interest on the Cusco Term Loan shall continue to be paid monthly as set forth herein.

                  (c) INTENTIONALLY OMITTED.

                  (d) WQMC SERIES A TERM LOAN

                  (i) The WQMC Series A Term Loan existing under the Third Amended and Restated Loan Agreement and outstanding as of the date hereof in the principal amount of Two Million Sixty-Eight Thousand Five Hundred and Thirty Dollars ($2,068,530) (the "Original WQMC Series A Term Loan") evidenced by the WQMC Series A Term Note dated as of May 26, 1994, as amended, in the original principal amount of Two Million Eight Hundred Thirty-One Thousand Six Hundred Two Dollars ($2,831,602), shall remain outstanding hereunder in accordance with the terms of the following sentence. Each WQMC Term A Lender a party hereto on the Closing Date, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, in the case of WQMC Term A Lenders other than SBCC, to purchase from SBCC on the Closing Date its Applicable Pro Rata Share of the Original WQMC Series A Term Loan outstanding under the Third Amended and Restated Loan Agreement and, in the case of SBCC, to continue the remaining portion of its Original WQMC Series A Term Loan in an amount equal to its Applicable Pro Rata Share of the Original WQMC Series A Term Loan (each such loan, an "Original WQMC Series A Term Loan"). Each WQMC Term A Lender, severally and for itself alone, also hereby agrees, on the terms and subject to the conditions hereafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan

         Documents, to make an additional loan (each such loan, together with the Original WQMC Series A Term Loan of such Lender, a "WQMC SERIES A TERM LOAN" and collectively, the "WQMC SERIES A TERM LOANS") to WQMC on the Closing Date which, when added to the amount of the Original WQMC Series A Term Loan of such Lender, is in an aggregate principal amount equal to the WQMC Term A Commitment of such Lender. Each Lender's WQMC Series A Term Commitment shall expire immediately and without further action on the Closing Date if the WQMC Series A Term Loans are not made on the Closing Date. The WQMC Series A Term Loans made by each applicable Lender shall be evidenced by a promissory note of WQMC, substantially in the form of EXHIBIT 2.5(D), with appropriate insertions as to payee, date and principal amount (a "WQMC SERIES A TERM NOTE"), payable to the order of such Lender.

                  (ii) The remaining aggregate principal balance of the WQMC Series A Term Loan shall be payable to the Agent for the benefit of WQMC Term A Lenders in 18 consecutive quarterly installments on each Principal Payment Date commencing September 1, 1996 in the amount of Nine Hundred Three Thousand Seventy-Nine Dollars ($903,079) and on March 1, 2001 a final installment of Seven-Hundred Thousand, Seven-Hundred Thirty-Six Dollars ($700,736) or the then remaining outstanding balance of the WQMC Series A Term Loan; PROVIDED, HOWEVER, that if at the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Revolving Loan Commitments have not been extended in accordance with the provisions of SECTION 2.12, then notwithstanding the foregoing, the then remaining outstanding principal balance of the WQMC Series A Term Loan shall be due and payable on the date of the expiration of the Revolving Loan Commitments. Interest on the WQMC Series A Term Loan shall continue to be paid monthly as set forth herein.

                  2.6 WQMC SERIES B TERM LOAN.

                  (a) The WQMC Series B Term Loan existing under the Third Amended and Restated Loan Agreement and outstanding as of the date hereof in the outstanding principal amount of Two Million Dollars ($2,000,000) (the "Original WQMC Series B Term Loan") evidenced by the WQMC Series B Term Note dated as of May 26, 1994, as amended, in the original principal amount of Three Million Dollars ($3,000,000), shall remain outstanding in accordance with the terms of the following sentence. Each WQMC Term B Lender a party hereto on the date hereof, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, in the case of WQMC Term B Lenders other than SBCC, to purchase from SBCC on the Closing Date its Applicable Pro Rata Share of the Original WQMC Series B Term Loan and, in the case of SBCC, to continue the remaining portion of its Original WQMC Series B Term Loan in an amount equal to its Applicable Pro Rata Share of the Original WQMC Series B Term Loan (each such loan, an "Original WQMC Series B Term Loan"). Each WQMC Term B Lender, severally and for itself alone, also hereby agrees, on the terms and subject to the conditions hereafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make an additional loan (each such loan, together with the Original WQMC Series B Term Loan of such Lender, a "WQMC SERIES B TERM LOAN" and collectively, the "WQMC SERIES B TERM LOANS") to WQMC on the Closing Date which, when added to the amount of the Original WQMC Series B Term

Loan of such Lender, is in an aggregate principal amount equal to the WQMC Term B Commitment of such Lender. Each Lender's WQMC Series B Term Commitment shall expire immediately and without further action on the Closing Date if the WQMC Series B Term Loans are not made on the Closing Date. The WQMC Series B Term Loans made by each applicable Lender shall be evidenced by a promissory note of WQMC, substantially in the form of EXHIBIT 2.6(A), with appropriate insertions as to payee, date and principal amount (a "WQMC SERIES B TERM NOTE"), payable to the order of such Lender.

                  (b) The remaining aggregate principal balance of the WQMC Series B Term Loan shall be payable to the Agent for the benefit of the WQMC Term B Lenders in 7 consecutive quarterly installments on each Principal Payment Date commencing March 1, 2001 (if not earlier paid in full prior to such date) in the amount of One-Million, Twenty-Two Thousand, Five-Hundred Dollars ($1,062,500) and on December 31, 2002 a final installment in the amount of One-Million, Twenty-Two Thousand, Five-Hundred Dollars ($1,062,500) or the then remaining outstanding balance of the WQMC Series B Term Loan; PROVIDED, HOWEVER, that if at the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Revolving Loan Commitments have not been extended in accordance with the provisions of SECTION 2.12, then notwithstanding the foregoing, the then remaining outstanding principal balance of the WQMC Series B Term Loan shall be due and payable on the date of the expiration of the Revolving Loan Commitments. Interest on the WQMC Series B Term Loan shall continue to be paid monthly as set forth elsewhere herein.

                  2.7 [INTENTIONALLY OMITTED]

                  2.8 INTEREST.

                  (a) (i) So long as no Event of Default has occurred and is continuing, each Borrower shall pay or cause to be paid to the Agent, for the benefit of the Lenders, interest on the outstanding principal balance of its Revolving Loan Obligations and its Term Loan Obligations at the Base Rate (the "Base Rate") set forth below, subject to reduction and, thereafter, increases, in accordance with the terms hereof:

                           (A) the Base Rate applicable to the Revolving Loan
                  Obligations shall be a fluctuating rate of interest per annum equal to, at the election of the Company in accordance with subsection 2.8(e) below: (x) the Prime Rate from time to time in effect PLUS the Applicable Borrowing Margin or (y) the LIBOR Rate PLUS the Applicable Borrowing Margin;

                           (B) the Base Rate applicable to the Series A Term
                  Loans shall be a fluctuating rate of interest per annum equal to, at the election of the Company in accordance with subsection 2.8(e) below: (x) the Prime Rate from time to time in effect PLUS the Applicable Borrowing Margin or (y) the LIBOR Rate PLUS the Applicable Borrowing Margin per annum; and

                           (C) the Base Rate applicable to the WQMC Series B
                  Term Loan shall be a fluctuating rate of interest per annum equal to, at the election of the Company in accordance with subsection 2.8(e) below: (x) the Prime Rate from time to time in effect PLUS the Applicable Borrowing Margin or (y) the LIBOR Rate PLUS the Applicable Borrowing Margin per annum .

                  (ii) Interest shall be payable on the outstanding principal balances of the Revolving Loan and the Term Loans with respect to Prime Rate Loans monthly in arrears on the first day of each calendar month for all periods during the prior month for which such Prime Rate Loans were outstanding and with respect to LIBOR Rate Loans at the end of each Interest Period; PROVIDED, HOWEVER, with respect to any Interest Period longer than three months, interest shall be payable at the end of each three month period and at the end of the such Interest Period. As to the Revolving Loan, Interest shall be computed by multiplying the closing daily balance of the Revolving Loan for each day during the preceding month by the interest rate determined to be applicable hereunder on each such day.

                  (b) Interest shall be computed (on a daily basis) on the basis of a 360-day year for the actual number of days elapsed. In computing interest on any Loan, the date of funding of the Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Prime Rate Loan being converted from a LIBOR Rate Loan, the date of conversion of such LIBOR Rate Loan to such Prime Rate Loan, shall be included and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Prime Rate Loan being converted to a LIBOR Rate Loan, the date of conversion of such Prime Rate Loan to such LIBOR Rate Loan, shall be excluded; PROVIDED, HOWEVER, if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan. For purposes of the Interest Act (Canada) the yearly rate of interest to which any rate expressed on the basis of a 360-day year is equivalent to such rate multiplied by the actual number of days in the year divided by 360. Interest shall be due after as well as before demand, default and judgment.

                  (c) Five (5) days following written notice by the Agent to the Company that an Event of Default has occurred and is continuing, each Borrower shall pay to the Agent, for the benefit of the Lenders, interest from the date of such notice to and including the date of cure of such Event of Default on the outstanding principal balance of the Obligations at the Default Rate; PROVIDED, HOWEVER, that in the case of LIBOR Rate Loans, upon the expiration of the Interest Period in effect at the time any Event of Default shall have occurred and be continuing, such LIBOR Rate Loans shall become Prime Rate Loans and thereafter bear interest at the Default Rate applicable to Prime Rate Loans; PROVIDED, FURTHER, HOWEVER, that in the case of a LIBOR Rate Loan with an Interest Period of greater than 30 days remaining at the time any Event of Default shall have occurred and be continuing, such Interest Period shall immediately terminate on the last day of the calendar month at such time and the LIBOR Rate Loans shall become Prime Rate Loans and thereafter bear interest at the Default Rate applicable to Prime Rate Loans.

                  (d) (i) Interest shall be due at the Base Rate or the Default Rate, as provided herein, after as well as before demand, default and judgment. If any interest payment or other charge or fee payable hereunder exceeds the maximum amount then permitted by applicable law, then to the extent permitted by law and subject to the provisions of subparagraph (ii) below, each Borrower shall pay the maximum amount then permitted by applicable law and each Borrower shall continue to pay the maximum amount from time to time permitted by applicable law until all such interest payments and other charges and fees otherwise due hereunder (in the absence of such restraint imposed by applicable law) have been paid in full.

                  (ii) It is the intention of the Lenders and each Borrower to comply with the laws of the State of Illinois, and notwithstanding any provision to the contrary contained herein or in the other Financing Agreements, no Borrower shall be required to pay, and the Lenders shall not be permitted to collect any amount in excess of, the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined to have been provided for by a court of competent jurisdiction in this Agreement or in any of the other Financing Agreements, then in such event (A) the provisions of this subparagraph shall govern and control; (B) neither any Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest; (C) any Excess Interest that any Lender may have received hereunder shall be, at such Lenders' option, (1) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (2) refunded to the payor thereof, or (3) any combination of the foregoing; (D) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed under applicable law, and this Agreement and the other Financing Agreements shall be deemed to have been, and shall be, reformed and modified to reflect such reduction; and (E) neither any Borrower nor any guarantor or endorser shall have any action against any Lender for any damages arising out of the payment or collection of any Excess Interest.

                  (e) BORROWING OPTIONS. The Revolving Loan and the Term Loans shall, at the option of the applicable Borrower except as otherwise provided in this Agreement, be (i) Prime Rate Loans, (ii) LIBOR Loans, or (iii) part Prime Rate Loans and part LIBOR Loans, provided that all LIBOR Loans or parts thereof made pursuant to the same Borrowing shall have the same Interest Period.

                  (f) INTEREST PERIODS. In connection with each LIBOR Rate Loan, the Borrower shall elect an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be either a one, two, three or six month period; PROVIDED, that:

                  (1) the initial Interest Period for any Loan shall commence on the Funding Date of such Loan;

                  (2) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires;

                  (3) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, if such next succeeding Business Day falls in a new month, then such Interest Period shall expire on the immediately preceding Business Day;

                  (4) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to paragraph (5) below, end on the last Business Day of a calendar month;

                  (5) no Interest Period shall extend beyond the last day of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, as applicable, or the Term Loan Term;

                  (6) no Interest Period may extend beyond a date on which the Borrower is required to make a required payment or prepayment of principal of the Loans (including prepayments pursuant to subsection 2.10) unless the sum of (a) the aggregate principal amount of Loans that are Prime Rate Loans or that have Interest Periods expiring on or before such date and (b) the Unused Availability equals or exceeds the principal amount required to be paid on the Loans on such date; and

                  (7) there shall be no more than six Interest Periods in the aggregate relating to LIBOR Rate Loans for the Revolving Loan, Cusco Term Loan, WQMC Series A Term Loan, or WQMC Series B Term Loan outstanding at any time.

                  (g) Subject to the provisions of subsection 2.8(e), the Borrower shall have the option to (1) convert at any time all or any part of outstanding Prime Rate Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Prime Rate Loans to LIBOR Rate Loans or to convert LIBOR Rate Loans in amounts equal to $500,000 and integral multiples of $100,000 in excess of that amount from LIBOR Rate Loans to Prime Rate Loans or (2) upon the expiration of any Interest Period applicable to a LIBOR Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $100,000 in excess of that amount as a LIBOR Rate Loan and the succeeding Interest Period(s) of such continued Loan shall commence on the last day of the Interest Period of the Loan to be continued; PROVIDED, HOWEVER, LIBOR Rate Loans may only be converted into Prime Rate Loans on the expiration date of an Interest Period applicable thereto; PROVIDED, FURTHER, HOWEVER, no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Default with respect to the payment of money or any Event of Default has occurred and is continuing.

                  The Borrower shall deliver a Notice of Conversion/Continuation to the Agent no later than 10:30 a.m. (Chicago time) at least three (3) Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall certify: (1) the proposed conversion/continuation date (which shall be a Business Day); (2) the amount of the Loan to be converted/continued; (3) the nature of the proposed conversion/ continuation;
(4) in the case of a conversion to, or a continuation of, a LIBOR Rate Loan, the requested Interest Period; and (5) in the case of a conversion to, or a continuation of, a LIBOR Rate Loan, that no Default or Event of Default has occurred and is continuing or would result from the proposed conversion/continuation. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.8(g); PROVIDED, HOWEVER, such telephonic notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Agent on or before the proposed conversion/continuation date. If on any day a Loan is outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Prime Rate.

                  Neither the Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Agent believes in good faith to have been given by an Authorized Officer or for otherwise acting in good faith under this subsection 2.8(g) and, upon conversion/continuation by the Agent in accordance with this Agreement pursuant to any telephonic notice, the Borrower shall have effected such conversion or continuation, as the case may be, hereunder.

                  Except as provided in subsection 2.25(d), a Notice of Conversion/Continuation for conversion to, or continuation of, a LIBOR Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable once given, and the Borrower shall be bound to convert or continue in accordance therewith.

                  2.9 METHOD OF MAKING INTEREST AND OTHER PAYMENTS. In its sole discretion, the Agent may deem interest and other amounts payable hereunder (other than the principal balance of the Revolving Loan Obligations) to be paid by causing such amounts to be added to the principal balance of the Revolving Loan Obligations all as set forth on the Agent's books and records. Unless otherwise directed by the Agent or any Lender hereunder, all payments to the Agent or such Lender hereunder shall be made by delivery thereof to such Person at its address set forth above or, with respect to the Revolving Loan only, by delivery to the Agent of all proceeds of Accounts or other Collateral deposited in the Blocked Accounts in accordance with subsection 3.5 hereof. If any Lender elects to bill any Borrower for any amount due hereunder, such amount shall be immediately due and payable with interest thereon as provided herein. Checks, drafts or other items of payment received or deposited after noon Chicago Time shall be deemed to have been received or deposited on the following Business Day. In order to cause timely payment to be made to the Agent of all Obligations as and when due, in the event the Agent has not received such funds by 1:00 p.m. (Chicago time) on such day, each Borrower hereby authorizes and directs the Agent, at the Agent's option, to debit the applicable Loan Account (by increasing the principal balance of the Revolving Loan) in order to pay such Obligation.

                  2.10 MANDATORY PREPAYMENTS.

                  (a) PREPAYMENT FROM EXCESS CASH FLOW. Within one hundred twenty (120) days after March 31, 1997, and thereafter, within one hundred twenty (120) days after the end of each Fiscal Year, the Company shall prepay the Loans in an amount (the "Excess Cash Flow Prepayment") equal to seventy-five percent (75%) of Excess Cash Flow for such prior Fiscal Year calculated on the basis of the audited financial statements for such Fiscal Year delivered to Agent pursuant to subsection 7.1. Concurrently with the making of any payment under this subsection 2.10(a), the Company shall deliver to Agent a certificate of the Company's chief executive officer or chief financial officer demonstrating its calculation of Excess Cash Flow and the Excess Cash Flow Prepayment. Concurrently with the delivery of the Company's monthly financial statements for the third, sixth, ninth, and twelfth month of each Fiscal Year pursuant to subsection 7.1, the Company shall deliver to the Agent a certificate of the Company's chief executive officer or chief financial officer demonstrating its calculation of Excess Cash Flow for such fiscal quarters of any Fiscal Year and the preceding fiscal quarter on a cumulative basis.

                  (b) PREPAYMENTS FROM ASSET DISPOSITIONS. Promptly upon receipt by the Company or any Borrower of proceeds of any Asset Disposition, which proceeds exceed $25,000 for any single transaction or series of related transactions or which proceeds, when aggregated with all other proceeds from Asset Dispositions received during the same fiscal year exceed $100,000, the Company or such Borrower, as the case may be, shall prepay the Loans in an amount equal to the net proceeds of such Asset Disposition; PROVIDED, HOWEVER, that in the case of net proceeds from an Asset Disposition of Equipment by any Borrower other than WQD, such Borrower may use such net proceeds to finance the purchase of replacement equipment if (a) such Equipment is purchased in connection with such Asset Disposition, (b) such Borrower delivers within 90 days of receipt of such proceeds to the Agent written evidence of the use of the proceeds for such purchase and (c) except as otherwise permitted by subsection
8.1 hereof, all such replacement Equipment purchased by such Borrower is free and clear of all liens, claims and encumbrances, except for security interests in favor of the Agent for the benefit of the Lenders.

                  (c) APPLICATION OF PREPAYMENTS.

                  (i) All prepayments by the Company or WQMC pursuant to subsections 2.10(a) or (b) shall be applied, FIRST, in payment of the scheduled installments of the WQMC Series B Term Loan, in inverse order of maturity, SECOND, in payment of the scheduled installments of the WQMC Series A Term Loan, in inverse order of maturity, THIRD, to the Revolving Loan (and the Total Revolving Loan Facility shall be permanently reduced by the amount of such prepayment) and, THEN, at the Agent's option, to any amounts outstanding under the Cusco Term Loan, or to cash collateralize any outstanding Obligation under any Lender Guaranty; PROVIDED, HOWEVER, that to the extent prepayments made by the Company or WQMC are applied to the Obligations of any other Borrower, such payments shall be deemed a loan from the Company or WQMC, as the case may be, to such Borrower and shall be subordinate, in all respects to the Obligations to the Lenders created hereunder.

                  (ii) All prepayments by Cusco pursuant to subsections 2.10(a) or (b) shall be applied, FIRST, in payment of the scheduled installments of the Cusco Term Loan, in inverse order of maturity, and THEN, at the Agent's option, to any amounts outstanding under the WQMC Series A Term Loan, the WQMC Series B Term Loan, the Revolving Loan, or to cash collateralize any outstanding Obligation under any Lender Guaranty; PROVIDED, HOWEVER, that to the extent prepayments made by Cusco are applied to the Obligations of any other Borrower, such payments shall be deemed a loan from Cusco to such Borrower and shall be subordinate, in all respects to the Obligations to the Lenders created hereunder.

                  2.11 VOLUNTARY PREPAYMENTS. Upon payment of any fees due under subsection 2.15, any Borrower may, at any time and from time to time upon not less than ten (10) Business Days prior notice to the Agent, prepay the Term Loans in full or in part in an aggregate minimum amount of $250,000. Upon prepayment in full and termination of all Commitments hereunder, the Borrowers shall cause any Issuing Lender to be released from all liability under any Lender Guarantees or the

Borrowers will (i) cause to be issued to and for the benefit of any Issuing Lender a letter of credit in form and substance acceptable to such Lender issued by a bank or other lender acceptable to such Issuing Lender or (ii) deposit cash collateral with the Agent, for the benefit of the Issuing Lender, in either case, in an amount equal to the Lender Guaranty Liability with respect to each Lender Guaranty that will remain outstanding after prepayment in full. After notice of prepayment is given, the amount specified to be prepaid in such notice shall become due and payable on the prepayment date. Any partial prepayment of the WQMC Series A Term Loan or the WQMC Series B Term Loans shall be applied, FIRST in payment of the scheduled installment of the WQMC Series B Term Loan in inverse order of maturity and THEN, in payment of the scheduled installments of the Series A Term Loans in inverse order of maturity. Any partial prepayment of any other Term Loan by any other Borrower shall be applied in inverse order of maturity of such Borrower's Term Loan. The Revolving Loan may be repaid, in whole or in part, at any time and from time to time without premium or penalty; PROVIDED, HOWEVER, upon prepayment in full of the Revolving Loan, the termination of the Revolving Loan Facility and payment of any fees due under subsection 2.15, the full amount of Term Loans shall be due and payable. Notwithstanding anything herein to the contrary, no LIBOR Rate Loan may be voluntarily prepaid prior to the end of its then current Interest Period unless the Borrower has reimbursed the Agent and each Lender for all reasonable losses, expenses and liabilities arising as a result of such prepayment of a LIBOR Rate Loan.

                  2.12 TERM OF THIS AGREEMENT. With respect to the Revolving Loan Obligations, this Agreement shall be effective until December 31, 1998 (the "Revolving Loan Initial Term"), subject to annual renewals thereafter as herein provided (each renewal being referred to as a "Revolving Loan Renewal Term"); PROVIDED, HOWEVER, that all of rights and remedies of the Agent and the Lenders under this Agreement shall survive such termination until all of the Obligations under this Agreement and the other Financing Agreements have been finally paid in full. Not less than one hundred fifty (150) days prior to the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, the Company, on behalf of all of the Borrowers, shall notify the Agent in writing if it elects to renew this Agreement for a Revolving Loan Renewal Term, and not less than ninety (90) days prior to the end of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, each Lender should notify the Agent and the Agent shall notify the Company in writing if each Lender elects to accept such renewal. Unless the Company, each Lender and the Agent shall agree in writing to extend this Agreement in accordance with the preceding sentence, this Agreement shall terminate with respect to the Revolving Loan facility herein provided upon the earlier to occur of the expiration of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, as applicable, or the final payment in full of all of the Obligations. In addition, this Agreement may be terminated as to all Obligations as set forth in Section 9 hereof. The Term Loans shall be coterminous with the Revolving Loan Initial Term and any Revolving Loan Renewal Term (the "Term Loan Term"); PROVIDED, HOWEVER, that all of rights and remedies of the Agent and the Lenders under this Agreement shall survive such termination until all of the Obligations under this Agreement and the other Financing Agreements have been paid in full. Upon termination in accordance with Section 9 or at the end of either the Term Loan Term, the Revolving Loan Initial Term (if not extended pursuant to the terms hereof) or any Revolving Loan Renewal Term, all of the Obligations of every kind and description shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all of the Obligations shall have been fully and finally paid and satisfied and the Lender Guarantees shall have been secured in accordance with subsection 2.11 on terms satisfactory to the Agent and any Issuing Lender, the Agent shall be entitled to retain security interests in and liens upon all existing and future Collateral, and the Borrowers shall continue to remit collections of Accounts and proceeds as provided herein and even after full and final payment of all Obligations hereunder, the Borrowers' obligation to indemnify the Lenders as herein provided shall survive.

                  2.13 INTENTIONALLY OMITTED.

                  2.14 AGENCY FEE. As reasonable consideration for the Agent's services in structuring and administering the facilities contemplated hereby, the Company shall pay to the Agent an agency fee annually in advance beginning February 16, 1997 in the amount of .125% TIMES the Total Revolving Loan Facility principal amount as of the Closing Date.

                  2.15 PREPAYMENT FEES.

                  (a) The Revolving Loan may be repaid, in whole or part, at any time and from time to time without premium or penalty; PROVIDED, HOWEVER, upon prepayment in full of the Revolving Loan and the termination of the Revolving Loan facility hereunder, the full amount of the Term Loans shall become due and payable without any further action taken or notice given by the Lenders hereunder and the Borrowers shall pay to the Agent for the benefit of the Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available to the Borrowers under this Agreement an amount equal to the product of the applicable percentage set forth below multiplied by the Revolving Loan Facility then in effect:

                  Period                                                                Percentage
                  ------                                                                ----------

         During the first Loan Year                                                              1.5%

         During the second Loan Year                                                             1.0%

         During the third Loan Year                                                       .75%

                  (b) Except for (i) mandatory prepayments in accordance with subsections 2.10, 2.24 and 7.6 hereof, (ii) a required prepayment upon acceleration of the Obligations by the Required Lenders where the Default or Event of Default giving rise to such acceleration could not reasonably have been cured or avoided by any Loan Party, and (iii) prepayments from the proceeds of a Qualified Public Offering occurring after February 16, 1998, all prepayments of the principal amount of the Term Loan Obligations shall be subject to a prepayment fee in accordance with the following sentence. If the Borrowers shall prepay the Term Loan Obligations prior to the end of the Term Loan Term and during the Revolving Loan Initial Term whether voluntarily or involuntarily and whether before or after acceleration of the Term Loan Obligations, the Borrowers shall pay to the Agent for the benefit of the Lenders as liquidated damages and compensation for the costs of being prepared to make funds available to the Borrowers under this Agreement an amount equal to the product of the applicable percentage set forth below multiplied by the principal amount of the Loans so prepaid:

                  Period                                                                Percentage
                  ------                                                                ----------

         During the first Loan Year                                                              1.5%

         During the second Loan Year                                                             1.0%

         During the third Loan Year                                                       .75%


; PROVIDED, HOWEVER, voluntary prepayments of the Term Loans resulting from the proceeds of a Qualified Public Offering during the first two Loan Years shall reduce the prepayment premium set forth above to 0.75% and 0.50%, respectively; PROVIDED, FURTHER, HOWEVER, that with respect to both subsection 2.15(a) and this subsection 2.15(b) if the Loans are prepaid after a Qualified Public Offering as a result of an inability for the Agent and the Lenders or other lenders which are willing to become a party to this Agreement to provide the Company with refinancing at competitive interest rates and competitive fees, there shall be no prepayment premium.

                  2.16 REVOLVING LOAN FEES.

                  (a) UNUSED LINE FEE. From and after the Closing Date, the WQMC shall pay to the Agent for the account of each Lender, according to such Lender's Revolving Pro Rata Share, a fee in an amount in the aggregate equal to
(a) the Total Revolving Loan Facility as from time to time in effect LESS the sum of average aggregate daily balance of the Revolving Loan advanced to WQMC during the preceding quarter plus the Lender Guarantees outstanding during the preceding quarter MULTIPLIED BY (b) three-eighths of one percent (.375%) per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. Such fee shall be payable in arrears on the first day of the quarter following the Closing Date and the first day of each fiscal quarter and at maturity, whether on the termination of this Agreement or earlier.

                  (b) LENDER GUARANTY FEES. WQMC shall pay to the Agent, for the benefit of each Lender in accordance with such Lender's Revolving Pro Rata Share, guaranty fees for each Lender Guaranty for the period from and including the date of issuance of such Lender Guaranty to and excluding the date of expiration or termination of such Lender Guaranty, equal to the daily average amount of Lender Guaranty Liability MULTIPLIED BY two percent (2%) per annum, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of the month following the date of issuance of any such Lender Guaranty and the first day of each month thereafter. WQMC shall also reimburse the Issuing Lender for any and all fees and expenses, if any, paid by such Lender to the issuer of the letter of credit or other written contracts guaranteed; PROVIDED, HOWEVER, that if a standby letter of credit issued by such Lender is acceptable to the beneficiary of any proposed Lender Guaranty, then such Lender Guaranty shall consist of such standby letter of credit.

                  2.17 OTHER FEES, COSTS AND EXPENSES. All fees, costs and expenses incurred by the Agent or after the occurrence and during the continuance of an Event of Default, any Lender in connection with any matters contemplated by or arising out of this Agreement shall be part of the

Obligations, payable on demand or following invoice by the Agent (for itself or on behalf of the Lenders) as provided in this subsection and secured by the Collateral, including, without limitation, the following: (i) in connection with opening and maintaining the Blocked Accounts and depositing for collection by the Agent any check or item of payment received by and/or delivered to any "Collecting Bank" (as hereinafter defined) or the Agent on account of the Obligations; (ii) arising out of the Agent's indemnification of any such Collecting Bank against damages incurred by the Collecting Bank in the operation of a Blocked Account; (iii) in connection with the Agent's forwarding to the Borrowers the proceeds of loans or advances hereunder; (iv) arising from photocopying and other mechanical or electronic reproduction in connection with the Agent's rights of inspection under subsection 7.2 hereof; (v) in connection with the documentation, negotiation, closing and ongoing administration of the loans described herein (including any and all amendments or waivers with respect hereto or with respect to the other Financing Agreements), including, without limitation, search fees, appraisal fees and expenses, title insurance policy fees, costs and expenses; filing and recording fees; fees, costs and expenses of the Agent's attorneys and paralegals; and all taxes payable in connection with this Agreement or the other Financing Agreements (other than taxes measured on the overall net income or capital of the Agent or any Lender), whether such expenses and fees are incurred prior to, on or after the date hereof; (vi) in connection with any documentation, negotiation, closing and review of subordinated debt (including any offering or refinancing of any subordinated debt, including, without limitation, the fees, costs and expenses of the Agent's attorneys and paralegals); and (vii) arising from the Agent's employment of counsel or otherwise in connection with protecting, perfecting or preserving the Collateral or the Agent's security interest or liens therein in accordance with subsections 9.2 and 9.3 hereof. The foregoing fees, costs and expenses (other than those incurred pursuant to subsection 9.2 or 9.3 hereof) shall be payable within 30 days following the Agent's statement and request for payment thereof, and any portion of the foregoing fees, costs and expenses which remains unpaid 30 days following such statement and request for payment thereof shall bear interest from the date of such statement and request for payment at the Base Rate or Default Rate then applicable to the Revolving Loan. Fees, costs and expenses payable pursuant to subsection 9.2 or 9.3 hereof shall be payable on demand and shall bear interest at the Default Rate then applicable to Revolving Loan from the date due hereunder (after all periods of grace have expired). In addition, the Company and each Borrower agrees to pay promptly upon request, at any time and from time to time, after the occurrence and during the continuance of an Event of Default, all costs and expenses of Agent and the Lenders (including, without limitation, the reasonable fees and expenses of any accountants, environmental engineers, consultants, appraisers or other Persons retained by any of them) in connection with (A) verifying or inspecting the Accounts or the Inventory or the Borrowers' records with respect thereto, (B) the enforcement of any Lien granted pursuant to this Agreement or any Financing Agreement, (C) the collection of any amounts due and owing under this Agreement or any Financing Agreement or (D) with respect to advising Agent and the Lenders as to their respective rights and responsibilities under or in respect of this Agreement or any Financing Agreement.

                  2.18 BORROWERS' LOAN ACCOUNTS. The Agent shall maintain a loan account ("Loan Account") on its books in which shall be recorded (i) all loans and advances made by each Lender to each Borrower pursuant to this Agreement,
(ii) the issuance of all Lender Guarantees (iii) all payments made by each Borrower on all such loans and advances and (iv) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest. All entries in each Borrower's Loan Account shall be made in accordance with the Agent's customary accounting practices as in effect from time to time. Subject to subsection 2.19, each Borrower promises to pay the amount reflected as owing by it under its Loan Account and all of its other Obligations hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement. Following the occurrence and during the continuance of an Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments received by the Agent from or on behalf of such Borrower, and each Borrower does hereby irrevocably agree that the Agent shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Obligations of such Borrower hereunder in such manner as the Agent may deem advisable notwithstanding any entry by the Agent upon any of its books and records.

                  Each Borrower expressly agrees that to the extent such Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, liquidator or any other party under any bankruptcy act, provincial, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

                  2.19 STATEMENTS. All advances to each Borrower, and all other debits and credits provided for in this Agreement, shall be evidenced by entries made by the Agent in such Borrower's Loan Account and in the Agent's books and records showing the date, amount and reason for each such debit or credit. Until such time as the Agent shall have rendered to the chief financial officer of the Company written statements of account as provided herein, the balance in each Borrower's Loan Account, as set forth on Agent's most recent printout or other written statement, shall be rebuttably presumptive evidence of the amounts due and owing to the Agent by such Borrower. Not more than twenty (20) days after the last day of each calendar month, the Agent shall render to the chief financial officer of the Company a statement setting forth the principal balance of each Borrower's Loan Account and the calculation of interest due thereon. Each such statement shall be subject to subsequent adjustment by the Agent but shall, absent manifest errors or omissions, be presumed correct and binding upon each Borrower unless, within thirty (30) days after receipt of any statement from the Agent, the Company or the applicable Borrower shall deliver to the Agent by registered or certified mail written objection thereto specifying the error or errors, if any, contained in such statement. In the absence of a written objection delivered to the Agent as set forth above, the Agent's statement of a Borrower's Loan Account shall, absent manifest errors or omissions, be conclusive evidence of the amount of such Borrower's Obligations.

                  2.20 PAYMENT DATES. Any payment due hereunder on any day other than a Business Day shall be due on the next succeeding Business Day, and if such payment shall bear interest in accordance herewith, interest shall accrue to, but not including the date of payment.

                  2.21 CANADIAN WITHHOLDING TAX.

                  (a) Each payment of interest or other fees or charges payable hereunder to the Agent or any Lender shall be made without deduction or withholding on account of any tax imposed, levied, collected, withheld or assessed by Canada, any province or any municipality, or any department, agency, subdivision or instrumentality of any of them ("Canadian Taxes").

                  (b) In the event any Borrower shall be obliged under applicable law to make any deduction for or withholding on account of Canadian Taxes from any payment of interest, fees or charges payable hereunder to the Agent or any Lender, such Borrower shall deduct or withhold from such payment such amounts, not exceeding the minimum amounts, as may be required by applicable law and such Borrower shall promptly pay such amounts to the appropriate taxation authorities and obtain official receipts or other satisfactory evidence of the payment of such amounts to the appropriate taxation authorities.

                  (c) In the event any Borrower makes any deduction or withholding as provided in subsection 2.24(b), concurrently with the payment to such Lender of each amount to which such deduction or withholding is applicable, such Borrower shall pay to such Lender such additional amounts as may be necessary to insure that such Lender receives an amount in dollars equal to the full amount which it would have received if such payment had not been subject to a deduction or withholding in respect of Canadian Taxes. Such Borrower shall promptly provide to such Lender official receipts or other satisfactory evidence of the payment to the appropriate taxation authorities of amounts so deducted or withheld and such Lender agrees that it will seek to obtain credit from the appropriate United States taxation authorities (State and/or Federal) for such amounts.

                  2.22 OTHER LENDER GUARANTY PROVISIONS.

                  (a) OBLIGATIONS ABSOLUTE. The obligation of the Borrowers to reimburse the Issuing Lender for payments made under any Lender Guaranty shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including the following circumstances:

                  (1) any lack of validity or enforceability of any Lender Guaranty or any other agreement;

                  (2) the existence of any claim, set-off, defense or other right which any Borrower or any of its Affiliates or the Issuing Lender may have at any time against a beneficiary or any transferee of any Lender Guaranty (or any persons or entities for whom any such transferee may be acting), the Issuing Lender, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or any of its Affiliates and the beneficiary for which the Lender Guaranty was procured);

                  (3) any draft, demand, certificate or any other document presented under any Lender Guaranty proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (4) payment by the Issuing Lender under any Lender Guaranty against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Lender Guaranty; PROVIDED that, in the case of any payment by the Issuing Lender under any Lender Guaranty, the Issuing Lender has not acted with gross negligence or willful misconduct in determining that the demand for payment under such Lender Guaranty complies on its face with any applicable requirements for a demand for payment under such Lender Guaranty;

                  (5) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                  (6) the fact that a Default or an Event of Default shall have occurred and be continuing.

                  (b) INDEMNIFICATION; NATURE OF THE LENDER'S DUTIES. In addition to amounts payable as elsewhere provided in this Agreement, the Borrowers hereby agree to protect, indemnify, pay and save the Agent, the Issuing Lender and any other Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, damages and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of any Lender Guaranty, other than as a result of the gross negligence or willful misconduct of the Issuing Lender as determined by a court of competent jurisdiction, or (2) the failure of the Issuing Lender to honor a demand for payment under any Lender Guaranty as a result of any act of omission, whether rightful or wrongful, of any governmental authority (all such acts or omissions herein called "Government Acts").

                  As between the Lenders and the Borrowers, each Borrower assumes all risks of the acts and omissions of, or misuse of any Lender Guaranty by, beneficiaries thereof. In furtherance and not in limitation of the foregoing, the Lenders shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Guaranty, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Lender Guaranty or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;
(iii) for failure of the beneficiary of any Lender Guaranty to comply fully with conditions required in order to demand payment under such Lender Guaranty; PROVIDED that, in the case of any payment by the Lenders under any Lender Guaranty, the Lenders have not acted with gross negligence or willful misconduct in determining that the demand for payment under such Lender Guaranty complies on its face with any applicable requirements for a demand for payment under such Lender Guaranty; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Lender Guaranty or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Lender Guaranty; and (viii) for any consequences arising from causes beyond the control of the Lenders. None of the above shall affect, impair, or prevent the vesting of any of the Lenders' rights or powers hereunder.

                  In furtherance and extension of, and not in limitation of, the specific provisions hereinabove set forth, any action taken or omitted by the Lenders under or in connection with any Lender Guaranty, if taken or omitted in good faith, shall not put the Lenders under any resulting liability to any Borrower.

                  Notwithstanding anything to the contrary contained in this subsection 2.22, the Borrowers shall have no obligation to the Lenders in respect of any liability incurred by the Lenders arising solely out of the gross negligence or willful misconduct of such Person, as determined by a court of competent jurisdiction.

          2.23 EFFECT OF AMENDMENT AND RESTATEMENT. The Borrowers and the Lenders acknowledge and agree that (i) this Agreement and the documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the "Revolving Loan Obligations" under the Third Amended and Restated Loan Agreement as in effect prior to the Closing Date (except with respect to the Cusco Revolving Loan which is being repaid and the facility relating thereto is being terminated concurrently herewith) or a novation, payment and reborrowing of the Term Loans under the Third Amended and Restated Loan Agreement as in effect prior to the Closing Date, (ii) the Revolving Loan Obligations are in all respects enforceable with only the terms thereof being modified as provided by this Agreement, (iii) the liens and security interests of the Lenders securing payment of the Revolving Loan Obligations and the Term Loan Obligations under the Second Amended and Restated Loan Agreement and the Third Amended and Restated Loan Agreement are in all respects continuing and in full force and effect with respect to the Obligations hereunder and (iv) all references to the "Loan Agreement", the "Second Amended and Restated Loan Agreement", or the "Third Amended and Restated Loan Agreement" in the Financing Agreements executed and delivered in connection with the Second Amended and Restated Loan Agreement or the Third Amended and Restated Loan Agreement shall be deemed to refer without further amendment to this Agreement as this agreement may be further amended or modified in accordance with its terms. The security interest in, lien upon and/or conditional assignment of rights and interest of the Company or the Original Borrowers granted to the Agent pursuant to the Financing Agreements delivered in connection with the Amended and Restated Loan Agreement, the Second Amended and Restated Loan Agreement and the Third Second Amended and Restated Loan Agreement are hereby ratified and shall continue from and after the date hereof and such agreements, including without limitation, the Security Agreement dated as of March 4, 1991 by and between the Company and SBCC as Amended by Amendment No. 1 thereto on May 26, 1994 (other than with respect to Collateral of WQD specifically released by the Agent pursuant to Amendment No. 2 thereto dated as of August 16, 1995); the General Security Agreement dated as of March 4, 1991 by and between Cusco and SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; the Assignment of Accounts dated as of March 4, 1991 by and between Cusco and SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; the Company Stock Pledge Agreement dated as of March 4, 1991 between the Company and SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; the Assignment of Patents, Trademarks and Licenses dated March 4, 1991 by WQD in favor of SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; the Assignment of Patents, Trademarks and Licenses dated March 4, 1991 by Cusco in favor of SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; the Assignment of Patents, Trademarks and Licenses dated March 4, 1991 by IRS in favor of SBCC as Amended by Amendment No. 1 thereto on May 26, 1994; and the Assignment of Representations and Warranties under the Acquisition Documents of the Company and each of the Original Borrowers to SBCC dated March 4, 1991, as the same may have been or may contemporaneously herewith be amended, shall remain in full force and effect from and after the date hereof.

                  2.24 TAXES; CHANGES IN LAW.

                  (a) Any and all payments or reimbursements made hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income and franchise taxes imposed by foreign, federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or any transfer taxes imposed as a result of the transfer of any Notes (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter collectively referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent or any Lender then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Person receives an amount equal to the sum it would have received had no such deductions been made. The Borrower hereby indemnifies and agrees to hold the Agent and each Lender harmless from and against all Taxes.

                  (b) Except as the Borrower shall otherwise consent, each Lender hereby severally represents that under applicable law and treaties in effect on the date of this Agreement no Taxes will be required to be withheld by the Borrower with respect to any payments to be made to such Lender in respect of this Agreement, the other Financing Agreements or any Loans made hereunder. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are wholly or partially exempt from United States withholding tax under an applicable statute or tax treaty shall provide to the Borrower and the Agent (1) two copies of a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption") or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption (a "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and also from time to time thereafter, within fifteen (15) days after a reasonable written request of the Borrower, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to the Borrower and the Agent.

                  If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement and does not provide a Certificate of Exemption to the Borrower and the Agent within the time periods set forth in the preceding paragraph, the Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and the Borrower shall not be required to pay any additional amounts as a result of such withholding; PROVIDED, that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to the Borrower and the Agent.

                  (c) In the event that, subsequent to the Closing Date, or, in the case of a Person assigned an interest in or sold a participation in the Loans pursuant to subsection 2.13, subsequent to the date of such assignment or sale, (a) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof (including, without limitation, any change resulting from the implementation of risk based capital guidelines which have been adopted or proposed, but were not in effect, on the Closing Date), (b) any new law, regulation, treaty or directive enacted or any interpretation or application thereof or (c) compliance by any Lender with any request or directive (whether or not having the force of law and including by way of withdrawal or termination of any previously available exemption) from any governmental authority, agency or instrumentality (including, without limitation, any request or directive regarding capital adequacy):

         (i) does or shall subject a Lender to any Tax with respect to this Agreement, the other Loan Documents or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, commitment, fees, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender); or

         (ii) does or shall impose on such Lender any other condition or increased cost in connection with the transactions contemplated hereby or participation herein; or

         (iii) affects the amount of capital required to be maintained by such Lender or any corporation controlling such Lender and such Lender determines the amount of capital required is increased by or based upon the existence of this Agreement or its Commitment or Loans hereunder;

and the result of any of the foregoing is to increase the cost to such Lender of making or continuing any Loan hereunder or selling any participation therein or assigning any of its commitments to make Loans hereunder, as the case may be, or to reduce any amount receivable thereunder, then, in any such case, the Borrower shall within fifteen (15) days pay to such Lender, upon its demand, any additional amounts which shall have accrued during the ninety (90) Business Days prior to such demand and which are necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to this Agreement, the other Financing Agreements or the Loans made hereunder. If such Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower in writing of the event by reason of which such Lender has become so entitled. A certificate as to any additional amounts payable by such Lender pursuant to the foregoing sentence submitted by such Lender to the Borrower shall be conclusive in the absence of manifest error.

                  (d) In the event the Borrower shall be required to pay any increased cost to any Lender pursuant to the foregoing provisions of this subsection 2.24, the Borrower shall be entitled, by so notifying the Agent and such Lender in writing within ninety (90) days after such Lender notifies the Borrower in writing of any such increased cost, to arrange for the substitution of such Lender within sixty (60) days thereafter with an assignee pursuant to the relevant provisions of subsection 2.13, whereupon, upon the effectiveness of such substitution, the affected Loans and the Commitment of such Lender shall be assigned to such assignee; PROVIDED, that (A) such Lender shall be entitled to withdraw its written notice of increased taxes or costs within a period of ten
(10) Business Days from the date of written notice by the Borrower, whereupon the Borrower shall no longer be entitled to substitute for such Lender as described above, (B) in no event shall the Borrower be entitled to substitute for any such Lender unless the net present value of the additional cost to the Borrower (including closing costs) of such substitution is less than the net present value of the additional cost (including increased costs payable pursuant to the first sentence of this subsection 2.24) to the Borrower of maintaining such Loans of such Lender (discounted to the time in question using the same assumed rate of interest), (C) in all events (other than as described in (A) above), the Borrower shall remain liable for the increased taxes or costs of such Lender for the period prior to such prepayment of such Lender's Loans or the substitution of the assignee, (D) the consent of the Lender to any substitute Lender shall not unreasonably be withheld and (E) no Lender shall have the right to consent to any substitute therefor.

                  2.25 SPECIAL PROVISIONS REGARDING LIBOR RATE LOANS. Notwithstanding any other provision of this Agreement, the following provisions shall govern with respect to LIBOR Rate Loans as to the matters covered:

                  (a) As soon as practicable after 10:30 a.m. (Chicago time) on each Interest Rate Determination Date, the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBOR Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower.

                  (b) If on any Interest Rate Determination Date the Agent shall have determined (which determination shall be final and conclusive and binding upon all parties) that:

                  (i) by reason of any changes arising after the date of this Agreement affecting the LIBOR market or affecting the position of that Lender in such market, adequate and fair means do not exist for ascertaining the applicable interest rate by reference to the LIBOR Rate with respect to the LIBOR Rate Loans as to which an interest rate determination is then being made; or

                  (ii) by reason of (a) any change after the date hereof in any applicable law or governmental rule, regulation or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation or order) or (b) other circumstances affecting that Lender or the LIBOR market or the position of the Lender in such market (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in the LIBOR Rate), the LIBOR Rate shall not represent the effective pricing to that Lender for dollar deposits of comparable amounts for the relevant period;

then, and in any such event, such Lender shall, promptly after being notified of a borrowing, conversion or continuation, give notice (by telephone confirmed in writing) to the Borrower and of such determination. Thereafter, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to cause such Lender to receive interest with respect to its LIBOR Rate Loans for the Interest Period following that Interest Rate Determination Date at a rate per annum equal to two and one-half percent (2.50%) per annum with respect to the Revolving Loan, the WQMC Series A Term Loan and the Cusco Term Loan and three percent (3.0%) with respect to the WQMC Series B Term Loan in excess of the effective pricing to such Lender for dollar deposits to make or maintain its LIBOR Rate Loans. A certificate as to additional amounts owed such Lender, showing in reasonable detail the basis for the calculation thereof, submitted in good faith to the Borrower and the Agent by such Lender shall, absent manifest error, be final and conclusive and binding upon all of the parties hereto. If a Lender claims any additional amounts payable pursuant to this subsection 2.25(b) or that it is unable to make LIBOR Loans, it shall use its reasonable efforts (consistent with legal and regulatory restrictions) to avoid the need for paying such additional amounts or such inability, including changing the jurisdiction of its applicable lending office; PROVIDED, HOWEVER, that the taking of any such action would not, in the sole judgment of the Lender, be disadvantageous to such Lender.

                  (c) If on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans has become unlawful or impossible by compliance by that Lender in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, such Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower and the Agent of that determination (which notice the Agent shall promptly transmit to each Lender). Subject to the prior withdrawal of a Notice of Borrowing or a Notice of Conversion/Continuation or prepayment of the LIBOR Rate Loans of such Lender as contemplated by the following subsection 2.25(d), the obligation of such Lender to make or maintain its LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and the Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this subsection 2.25(c) is made or, earlier, when required by law, repay or prepay the LIBOR Rate Loans of such Lender, together with all interest accrued thereon.

                  (d) In lieu of paying a Lender such additional moneys as are required by subsection 2.25(b) or the prepayment of a Lender required by subsection 2.25(c), the Borrower may exercise any one of the following options:

                  (i) If the determination by a Lender relates only to LIBOR Rate Loans then being requested by the Borrower pursuant to a request for advance or a Notice of Conversion/Continuation, the Borrower may by giving notice (by telephone confirmed in writing) to the Agent (who shall promptly give similar notice to each Lender) no later than the date immediately prior to the date on which such LIBOR Rate Loans are to be made, withdraw that request for advance or Notice of Conversion/Continuation and the LIBOR Rate Loans then being requested shall be made by the Lenders as Prime Rate Loans; or

                  (ii) Upon written notice to the Agent and each Lender, the Borrower may terminate the obligations of the Lenders to make or maintain Loans as, and to convert Loans into,

         LIBOR Rate Loans and in such event, the Borrower shall, prior to the time any payment pursuant to subsection 2.25(c) is required to be made or, if the provisions of subsection 2.25(b) are applicable, at the end of the then current Interest Period, convert all of the LIBOR Rate Loans into Base Rate Loans in the manner contemplated by subsection 2.8(e) but without satisfying the advance notice requirements therein; or

                  (iii) The Borrower may give notice (by telephone confirmed in writing) to such Lender and the Agent (who shall promptly give similar notice to each Lender) and require such Lender to make the LIBOR Rate Loan then being requested as a Prime Rate Loan or to continue to maintain its outstanding Prime Rate Loan then the subject of a Notice of Conversion/Continuation as a Prime Rate Loan or to convert its LIBOR Rate Loans then outstanding that are so affected into Prime Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required to be made pursuant to subsection 2.25(c)) in the manner contemplated by subsection 2.8(e) but without satisfying the advance notice requirements therein, that notice to pertain only to the Loans of such Lender and to have no effect on the obligations of the other Lenders to make or maintain LIBOR Rate Loans.

                  (e) The Borrower shall compensate each Lender, upon written request by that Lender (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be conclusive and binding upon all parties hereto), for all reasonable losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by that Lender in connection with the re-employment of such funds), that such Lender may sustain: (1) if for any reason (other than a default by that Lender or the failure of a borrowing to occur due to the occurrence of any event described in subsection 2.25(c)) a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a request for an advance, a Notice of Conversion/Continuation or a telephonic request for borrowing or conversion/continuation or a successive Interest Period does not commence after notice therefor is given pursuant to subsection 2.8(e); (2) if any prepayment of any of its LIBOR Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan; (3) if any of its LIBOR Rate Loans are paid on any date specified in a notice of prepayment given by Borrower; or (4) as a consequence of any other default by Borrower to repay its LIBOR Rate Loans when required by the terms of this Agreement; PROVIDED, that during the period while any such amounts have not been paid, the Lenders shall reserve an equal amount from amounts otherwise available to be borrowed under the Revolving Loan. The provisions of this subsection 2.25(e) shall survive the termination of this Agreement, the repayment of the Loans and the discharge of the Borrower's other obligations hereunder.

                  (f) Any Lender may make, carry or transfer LIBOR Rate Loans at, to, or for the account of, any of its branch offices or the office of an affiliate of such Lender, subject to the last sentence of subsection 2.25(b).

                  (g) Calculation of all amounts payable to a Lenders under subsection 2.25(b) shall be made as though such Lender had actually funded its relevant LIBOR Rate Loan through the purchase of a LIBOR deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office to a domestic office in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its LIBOR Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection 2.25.

                  3. REPORTING AND ELIGIBILITY REQUIREMENTS.

                  3.1 MONTHLY REPORTS AND BORROWING BASE CERTIFICATES.

                  (a) The Company, on behalf of the Borrowers, shall submit to Agent, not later than the thirtieth (30th) day of each month, a monthly report ("MONTHLY REPORT"), accompanied by a certificate in the form attached hereto as
EXHIBIT 3.1(C), which shall be signed by the chief executive officer or chief financial officer of the Company. The Monthly Report shall include such information as may be reasonably requested by the Agent.

                  (b) In addition, the Company, on behalf of the Borrowers, shall provide the Agent with a borrowing base certificate in the form attached hereto as EXHIBIT 3.1(B) (the "BORROWING BASE CERTIFICATE") not later than the twentieth (20th) day of each month reflecting the activity of the Borrowers on a consolidating basis, and, with respect to WQMC, for each operating division, calculated as of the last day of the preceding month. The Company shall also furnish copies of any other reports or information, in a form and with such specificity as is satisfactory to the Agent, concerning Accounts and Inventory included, described or referred to in the Borrowing Base Certificates and any other documents in connection therewith requested by the Agent, including, without limitation, but only if specifically requested by the Agent, copies of all invoices prepared in connection with such Accounts. The Borrowing Base Certificates shall contain such additional information as the Agent may require.

                  3.2 ELIGIBLE ACCOUNTS. "Eligible Accounts" shall mean all Accounts other than the following: (i) Accounts for which no due date is specified which remain unpaid as of ninety (90) days after the original date of the applicable invoice or, if a due date is specified, which remains unpaid as of thirty (30) days after the due date but in no event more than one-hundred twenty (120) days following the original date of the applicable invoice; (ii) all Accounts owing by a single Account Debtor, including a currently scheduled Account, if more than 25% of the balance owing by such Account Debtor is ineligible by reason of the criteria set forth in clause (i) above; (iii) Accounts with respect to which the Account Debtor is an Affiliate of the Company or a director, officer or employee of any Borrower or its Affiliates (PROVIDED, HOWEVER, that for purposes of this subsection 3.2 "Affiliate" shall not be deemed to include any Person controlled by Primus, Morgenthaler, Foundation Partners Fund, Mesirow Capital Partners VI, Tampsco Enterprises, Inc., Adler Management or William Blair Partners); (iv) Accounts with respect to which the Account Debtor is the United States of America, Canada, or any department, agency or instrumentality thereof unless filings in accordance with the Assignment of Claims Act, the Financial Administration Act of Canada, or other applicable statutes governing security interests thereon have been completed and filed in a manner satisfactory to the Agent, (v) Accounts with respect to which the Account Debtor is not a resident of the United States or Canada unless (A) the Account Debtor has supplied the applicable Borrower with an irrevocable letter of credit, issued by a financial institution satisfactory to the Agent, sufficient to cover such Account in form and substance acceptable to the Agent and without right of setoff or (B) such Account Debtor is deemed to be an acceptable credit risk by the Agent in its reasonable discretion; (vi) Accounts arising with respect to goods which have not been shipped and delivered to and accepted as satisfactory by the Account Debtor or arising with respect to services which have not been fully performed and accepted as satisfactory by the Account Debtor; (vii) Accounts for which the prospect of payment in full or performance in a timely manner by the Account Debtor is or is likely to become impaired as determined by the Agent in the reasonable exercise of its discretion; (viii) Accounts which are not invoiced (and dated as of the date of such invoice) and sent to the Account Debtor within five (5) days after delivery of the underlying goods to or performance of the underlying services for the Account Debtor; (ix) Accounts with respect to which the Agent does not have a first and valid fully perfected security interest; (x) Accounts with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (xi) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Accounts in connection with which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory) or consignment basis; (xii) Accounts to the extent that the Account Debtor's indebtedness to the applicable Borrower exceeds a credit limit determined by the Agent in the Agent's reasonable discretion following reasonable prior written notice to such Borrower; and (xiii) Accounts with respect to which any disclosure is required in the applicable Accounts Trial Balance in accordance with subsection 3.3 below; PROVIDED, HOWEVER, that with respect to Accounts excluded by virtue of subsection 3.3(v) below, if the disputed portion of such Account is less than ten percent (10%) of the total amount due under such Account, then such Account shall be excluded only to the extent of the amount of the setoff, counterclaim or dispute. In the event that a previously scheduled Eligible Account ceases to be an Eligible Account under the above described criteria, the Borrowers shall notify the Agent thereof.

                  3.3 ACCOUNT WARRANTIES. With respect to Accounts scheduled, listed or referred to on the initial Accounts Trial Balance (included in the initial Monthly Report attached hereto as EXHIBIT 3.1(A)) or on any subsequent Accounts Trial Balance or Borrowing Base Certificate, each Borrower warrants and represents to the Agent and each Lender that, except as disclosed in the applicable Accounts Trial Balance or Borrowing Base Certificate as of the date thereof and as to the information set forth therein: (i) the Accounts are genuine, are in all respects what they purport to be, and are not evidenced by a judgment; (ii) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to the Agent with respect thereto; (iii) the amounts shown on the applicable Accounts Trial Balance and on the applicable Borrower's books and records and all invoices and statements which may be delivered to the Agent with respect thereto are actually and absolutely owing to such Borrower and are not in any way contingent; (iv) no payments have been or shall be made thereon except payments immediately delivered to the Agent pursuant to this Agreement; (v) to such Borrower's knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and no Borrower has made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by the applicable Borrower in the ordinary course of its business for prompt payment; (vi) to the best of each Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective Accounts Trial Balances or Borrowing Base Certificates, the applicable Borrower's books and records and all invoices and statements delivered to the Agent with respect thereto; (vii) to the best of each Borrower's knowledge, all Account Debtors have the capacity to contract and are Solvent; (viii) the services furnished and/or goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except that of the Agent and except as expressly contemplated hereby; and (ix) to the best of each Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition.

                  3.4 VERIFICATION OF ACCOUNTS. The Agent shall have the right, at any time or times hereafter, in the name of a nominee of the Agent, after notice to the Company, or during the pendency of an Event of Default, in the Agent's name, to verify the validity, amount or any other matter relating to any Account, by mail, telephone, or in person.

                  3.5 COLLECTION OF ACCOUNTS AND PAYMENTS. Pursuant to a special deposit agreement ("SPECIAL DEPOSIT AGREEMENT"), each Borrower shall, on or prior to the date hereof, establish lock box or blocked accounts (collectively, "BLOCKED ACCOUNTS") in the Borrower's name with such banks as are acceptable to the Agent ("COLLECTING BANKS"), subject to irrevocable instructions, to which all Account Debtors shall directly remit all payments on Accounts and in which each Borrower will immediately deposit all cash payments made for Inventory or services or other cash payments made by the Account Debtor constituting proceeds of Collateral in the identical form in which such payments were made, whether by cash or check. In addition, the Agent may establish or designate one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "DEPOSITORY ACCOUNT"). From and after receipt by any Collecting Bank of written notice from the Agent to such Collecting Bank in accordance with the terms of the Special Deposit Agreement (which notice may only be delivered by the Agent upon the occurrence and continuance of an Event of Default or in the event that the Agent's ability to verify, review, analyze or otherwise monitor the performance of any Borrower with respect to its Obligations hereunder or under any other Financing Agreement, or any Collateral securing such Obligations, in accordance with the Agent's usual and customary practices, has been impaired in any manner), all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account; PROVIDED that, prior to the Collecting Bank's receipt of such notice, such amounts shall be automatically transferred to the Borrower's operating account for unrestricted use by the Borrower. Subject to the foregoing, upon the issuance of such notice, the Borrower hereby agrees that all payments received by the Agent or the Collecting Bank, whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Agent or the Collecting Bank and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Agent (to the extent of the Obligations hereunder). The Loan Parties, employees, agents or other Persons acting for or in concert with the Agent shall, acting as trustee for the Agent receive, as the sole and exclusive property of the Agent (to the extent of the Obligations hereunder), any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other collateral which come into the possession or under the control of any Borrower, employees, agents or other Persons acting for or in concert with such Borrower, and immediately upon receipt thereof, such Borrower or such Person shall deposit the same or cause the same to be deposited, in kind, in a Blocked Account.

Within thirty (30) days after the date hereof to the extent not already making payments to Blocked Accounts, each Borrower shall give each of its Account Debtors written notice, in form and substance reasonably satisfactory to the Agent, directing such Account Debtors to remit all payments on Accounts to the Blocked Accounts.

                  3.6 APPOINTMENT OF THE AGENT AS BORROWER'S ATTORNEY-IN-FACT. Each Borrower hereby irrevocably designates, makes, constitutes and appoints the Agent (and all persons designated by the Agent) as such Borrower's true and lawful agent and attorney-in-fact (which appointment shall for all purposes be deemed to be coupled with an interest and shall be irrevocable), and authorizes the Agent, in such Borrower's or the Agent's name, to: (a) following the occurrence and during the continuance of an Event of Default (i) demand payment of Accounts; (ii) enforce payment of Accounts by legal proceedings or otherwise;
(iii) exercise all of such Borrower's rights and remedies with respect to proceedings brought to collect an Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Agent deems advisable; (v) settle, adjust, compromise, extend or renew an Account; (vi) discharge and release any Account; (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an Account Debtor; (viii) notify the postal authorities of any change of the address for delivery of such Borrower's mail to an address designated by the Agent, and open and dispose of all mail addressed to such Borrower; and (ix) do all acts and things which are necessary, in the Agent's sole discretion, to fulfill such Borrower's Obligations under this Agreement; and (b) at any time after Agent is authorized under subsection 3.5 to deliver written notice to the Collecting Banks, (i) take control in any manner of any item of payment or proceeds of any Account; (ii) have access to any lockbox or postal box into which such Borrower's mail is deposited; (iii) endorse such Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Agent's account on account of such Borrower's Obligations; (iv) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto; and (c) at any time, (i) execute in such Borrower's name and on such Borrower's behalf any financing statements or amendments thereto; (ii) endorse such Borrower's name on any verification of Accounts and notices thereof to Account Debtors; and (iii) communicate with such Borrower's independent certified public accountants.

                  3.7 ACCOUNT RECORDS. Each Borrower shall at all times hereafter maintain a record of Accounts at its principal place of business, keeping correct and accurate records itemizing and describing the names and addresses of Account Debtors, relevant invoice numbers, shipping dates and due dates, collection histories, and Accounts agings, all of which records shall be available during such Borrower's usual business hours at the request of any of the Agent's officers, employees or agents. Each Borrower shall cooperate fully with the Agent and its agents who shall have the right at any time or times during such Borrower's usual business hours to inspect the Accounts and the records with respect thereto. Each Borrower shall conduct a review of its bad debt reserves and collection histories at least once each year and promptly following such review shall supply the Agent with a report in a form and with such specificity as may be satisfactory to the Agent concerning such review of the Accounts.

                  3.8 INSTRUMENTS, CHATTEL PAPER. Immediately upon any Borrower's receipt thereof, such Borrower shall deliver or cause to be delivered to the Agent, with appropriate endorsement and assignment to vest title, with full recourse to such Borrower, and possession in the Agent, all instruments and chattel paper which such Borrower now owns or may at any time or times hereafter acquire. No Borrower owns any Instruments or Chattel Paper which have not been delivered to Agent as security for the Obligations.

                  3.9 NOTICE TO ACCOUNT DEBTORS. The Agent may, in its sole discretion, at any time or times after the occurrence and during the continuance of an Event of Default, and without prior notice to any Borrower, notify any or all Account Debtors that the Accounts have been assigned to the Agent and that the Agent has a security interest therein, and the Agent may direct any or all Account Debtors to make all payments upon the Accounts directly to the Agent. The Agent shall furnish the affected Borrower with a copy of any such notice sent by the Agent.

                  3.10 ELIGIBLE INVENTORY. "Eligible Inventory" shall consist of all of the Inventory, except the following: (i) Inventory which is obsolete, not in good condition, or not either currently usable or currently salable in the ordinary course of a Borrower's business as determined by the Agent; (ii) Inventory consisting of finished goods which do not meet the specifications of the purchase order for which such Inventory was produced; (iii) Inventory which the Agent determines, in the exercise of reasonable discretion and in accordance with the Agent's or the applicable Borrower's customary business practices, to be unacceptable due to age, type, category and/or quantity, including, without limitation, any Inventory which is in excess of a one year's supply; (iv) work-in-process; (v) Inventory with respect to which the Agent does not have a first and valid, fully perfected security interest including any demonstration vehicles with a lien (other than in favor of the Agent) permitted pursuant to
Section 8.1(v); (vi) Inventory consisting of packaging or supplies; (vii) Inventories in the possession of a Borrower but not owned by that Borrower;
(viii) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision contained in Title 29 U.S.C.
section 215(a)(1), (ix) Inventory with respect to which any disclosure is required in the applicable Monthly Report in accordance with subsection 3.11 hereof; and (x) any Inventory in the possession of any warehouseman or bailee from whom the Agent has not received a duly executed bailee letter. In the event that Inventory previously scheduled in a Monthly Report ceases to be Eligible Inventory, the Company shall notify the Agent thereof immediately.

                  3.11 INVENTORY WARRANTIES. With respect to Inventory scheduled, listed or referred to in any Monthly Report, each Borrower warrants and represents that, except as disclosed in such Monthly Reports as of the date thereof and as to Inventory referred to therein (i) such Inventory is located on the premises listed on EXHIBIT 3.11 hereto and is not in transit; (ii) the applicable Borrower has good title to such Inventory and such Inventory is not subject to any lien or security interest whatsoever except for the prior, perfected security interest granted to the Agent hereunder and except for liens permitted by subsection 8.1(ii); (iii) such Inventory is of good and merchantable quality, free from any defects; (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would restrict Agent in selling or disposing of Inventory; and (v) the completion of manufacture and sale or other disposition of such Inventory by the Agent following an Event of Default shall not require the consent of any person and shall not constitute a breach or default under any contract or agreement to which any Borrower is a party or to which the Inventory is subject.

                  3.12 INVENTORY RECORDS. Each Borrower shall at all times hereafter maintain accurate records in sufficient detail with respect to its Inventory so as to properly furnish monthly reports and borrowing base certificates as required by subsection 3.1 and monthly year end financial statements as required by subsection 7.1. Such records will consist of (i) perpetual inventory record systems for all major dollar items of Inventory which will account for at least 75% of the total value of the Inventory and (ii) inventory control accounts in the general accounting records accounting for the balance of the items in the inventory, and (iii) interim physical inventory listings to verify the accuracy of the perpetual inventory records and general accounting records. Each Borrower shall cooperate fully with the Agent and its agents who shall have the right at any time or times to inspect the Inventory and the records with respect thereto. Each Borrower shall conduct a physical count of its Inventory at least four times each year and promptly following each physical inventory shall supply the Agent with a report in a form and with such specificity as may be satisfactory to the Agent concerning such physical count of the Inventory.

                  3.13 SAFEKEEPING OF INVENTORY AND INVENTORY COVENANTS. Except as otherwise required by law, the Agent shall not be responsible for: (i) the safekeeping of the Inventory; (ii) any loss or damage to the Inventory; (iii) any diminution in the value of the Inventory; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person. Except as otherwise required by law, as between each Borrower and the Agent, all risk of loss, damage, destruction or diminution in value of the Inventory shall be borne by that Borrower. Except as set forth on EXHIBIT 3.11, no Inventory is or shall be at any time or times hereafter stored with a bailee, warehouseman, consignee or similar third party without the Agent's prior written consent and unless the Agent shall have received warehouse receipts or bailee letters satisfactory to the Agent prior to the commencement of such storage. No Borrower shall sell any Inventory to any customer on approval or on any other similar basis which entitles the customer to return, or which may obligate such Borrower to repurchase, such Inventory.

                  3.14 EQUIPMENT WARRANTIES. With respect to the Equipment, each Borrower warrants and represents that (i) such Borrower has good title to the Equipment owned by it; (ii) the Equipment is located only on the premises listed on EXHIBIT 3.11 hereto (other than mobile motor vehicles and Equipment temporarily located at a third party location for the purpose of conducting repairs or maintenance in the ordinary course); (iii) the Equipment is not subject to any lien or security interest whatsoever except for the security interest granted to the Agent hereunder and except as disclosed in EXHIBIT 6.5 hereto or otherwise permitted by subsection 8.1; (iv) except as set forth on
EXHIBIT 3.14A the Equipment owned by each Borrower is in good condition and repair and is currently used or usable in such Borrower's business; and (v) except as described in EXHIBIT 3.14B hereto, none of the Equipment used in the conduct of a Borrower's business is leased other than leases of Equipment in the ordinary course from another Borrower and leases of nonmaterial items of office equipment.

                  3.15 EQUIPMENT RECORDS. Each Borrower shall establish and maintain complete and accurate records itemizing and describing the kind, type, age and condition of Equipment owned by it, and such Borrower's cost therefor and accumulated depreciation thereon and acquisitions, retirements, sales, or other dispositions thereof, all of which records shall be available during such Borrower's usual business hours on demand to any of the Agent's officers, employees or agents.

                  3.16 MAINTENANCE OF EQUIPMENT. Each Borrower shall keep and maintain its Equipment (other than the Equipment set forth in EXHIBIT 3.14A hereto) in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Borrower shall permit any item of its Equipment to become a fixture to real estate (other than Real Estate in which the Agent has a first mortgage) or an accession to other personal property. No Borrower shall permit its Equipment to be operated or maintained in violation of any applicable law, statute, rule or regulation. In addition, with respect to all items of leased equipment, each Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

                  3.17 REAL ESTATE. Each Borrower and WQD warrants and represents to the Agent that such Person has good, indefeasible and marketable title to and ownership of each parcel of Real Estate which is described in
EXHIBIT 3.17 hereto as being "Owned Real Property", and that such Person leases the property noted in EXHIBIT 3.17 as being "Leased Real Property", all of such owned and leased real property being free and clear of all liens and encumbrances, except liens and encumbrances in favor of the Agent and except as described in EXHIBIT 6.5 hereto. The Company does not own any real property and all of the real property owned by WQD or any Borrower is set forth on EXHIBIT
3.17 hereto. All material leased real property is described on EXHIBIT 3.17. Except as disclosed on EXHIBIT 6.5 hereto and except as to the Company, as of the date hereof and as of the date any Person is added as a party hereto each Borrower and WQD further represents and warrants that no parcel of Real Estate leased by it is subject to any boundary or encroachment dispute, special assessment, condemnation or eminent domain proceeding, restrictive covenant, zoning or known building code violation or any other dispute, assessment, claim or violation of law which might restrict or interfere with such Borrower's use of such parcel of Real Estate in the ordinary course of such Borrower's business or which might have a Material Adverse Effect. Except as disclosed on EXHIBIT 3.17, or as otherwise disclosed in writing to the Agent, no Borrower has any real property which it leases from any third party.

                  3.18 MAINTENANCE OF REAL ESTATE. Each Borrower and WQD shall keep and maintain its Real Estate and all improvements thereon in good condition and repair and shall maintain the value and utility thereof. Each Borrower and WQD shall maintain its Real Estate in conformity with all applicable building and zoning codes and other applicable laws, statutes, rules and regulations, the failure to comply with which could be reasonably likely to result in a Material Adverse Effect.

                  3.19 INTELLECTUAL PROPERTY. Each Borrower is the owner or licensor of all the Intellectual Property used by it free and clear of all liens, claims and encumbrances other than liens and encumbrances in favor of the Agent. Each Borrower shall maintain complete and accurate records with respect to its Intellectual Property and shall defend such Intellectual Property against infringement, interference, opposition or similar actions or challenges to the extent economically feasible.

                  3.20 FURTHER ASSURANCES. Each Loan Party shall, from time to time, execute such guarantees, financing statements, documents, security agreements and reports as Agent at any time may reasonably request consistent with the terms hereof to evidence, perfect or otherwise implement the guarantees and security for repayment of the Obligations.

                  4. CONDITIONS TO ADVANCES.

                  4.1 CONDITIONS TO ALL ADVANCES. In addition to those conditions set forth in subsection 4.2 hereof regarding the advance of funds on or after the date hereof with respect to the Revolving Loan and the funding of Series A Term Loans and the WQMC Series B Term Loan, and notwithstanding any other provisions contained in this Agreement, the making of any advance provided for in this Agreement or the issuance of any Lender Guaranty shall be conditioned upon the matters set forth in this subsection 4.1, and each request by the Company for an advance or a Lender Guaranty shall constitute a representation to each Lender that each such condition set forth below has been met or satisfied:

                  (a) WARRANTIES AND REPRESENTATIONS. All of the warranties and representations of each Loan Party contained herein shall be true and correct in all material respects on and as of the date of such advance as if made on such date, and each request for an advance shall constitute an affirmation by such Borrower and WQD and the Company that such warranties and representations are then true and correct in all material respects.

                  (b) BORROWER'S REQUEST. The Agent shall have received, on or before the day an advance is to be made, in time for the Lenders to make such advance or issue such Lender Guaranty, (i) (A) a telephonic request (confirmed in writing) from the Company on behalf of the applicable Borrower for an advance in a specific amount on or before noon Chicago Time (x) on the day of such advance, in the case of Prime Rate Loans, or (y) at least three (3) Business Days prior to the day of such advance, in the case of LIBOR Loans, or (B) a notice requesting issuance of a Lender Guaranty, (ii) a Monthly Report from the Company on behalf of such Borrower dated no more than thirty-one (31) days prior to the date of such advance and (iii) copies of all other documents required to have been delivered to the Agent hereunder. Each request for an advance shall specify: (1) the proposed Funding Date (which shall be a Business Day); (2) the amount and type of Loans requested; (3) in the case of a Revolving Loan, that the aggregate amount of the Revolving Loan outstanding (after giving effect to the proposed Revolving Loan advance) will not exceed the Unused Availability;
(4) in the case of a Revolving Loan, whether such Loan shall consist of a Prime Rate Loan or a LIBOR Rate Loan; and (5) if such Revolving Loan, or a portion thereof, is to be a LIBOR Rate Loan, the amount thereof and the initial Interest Period therefor; PROVIDED, HOWEVER, the amount of any requested LIBOR Rate Loan shall not be less than $500,000.

                  (c) FINANCIAL CONDITION. No material adverse change in the financial condition or operations of any Loan Party shall have occurred at any time or times subsequent to the most recent annual financial statements provided pursuant to subsection 7.1(iii) hereof.

                  (d) NO DEFAULT. Neither a Default nor an Event of Default shall have occurred and be continuing or will result from such advance.

                  (e) NO LITIGATION. (i) No litigation, investigation or proceeding before any court, governmental agency or arbitrator shall be pending or threatened against any Loan Party or any officer, director, or executive (as applicable) of any Loan Party which, if adversely determined, would have a material adverse effect on the financial condition, business, or results of operations of the Borrowers on a consolidated basis; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Loan Party shall have been issued or threatened by any court or governmental agency.

                  (f) OTHER REQUIREMENTS. The Agent shall have received, in form and substance satisfactory to the Agent all certificates, orders, authorizations, consents, affidavits, schedules, instruments, security agreements, financing statements, mortgages and other documents which are provided for hereunder, or which the Agent may at any time reasonably request.

                  4.2 CONDITIONS TO THE EFFECTIVENESS OF THIS AGREEMENT. In addition to those conditions set forth in subsection 4.1 above with respect to all advances hereunder and all issuances of Lender Guarantees hereunder, prior to the effectiveness of this Agreement, the following conditions shall have been satisfied:

                  (a) ACCRUED INTEREST AND FEES. The Loan Parties shall have paid all accrued interest up to and including the Closing Date together with all accrued fees under the Third Amended and Restated Credit Agreement, and any fees payable on the Closing Date referred to herein and such other fees as may be agreed among the parties hereto in any supplemental fee letter or agreement.

                  (b) DOCUMENTS. The Agent shall have received the following documents, in form and substance satisfactory to the Agent, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such documents shall have been satisfied:

                           (1) AGREEMENT; NOTES. Six executed copies of this Agreement and one copy of each Revolving Loan Note, each Cusco Term Note, each WQMC Series A Term Note and each WQMC Series B Term Note conforming to the requirements hereof duly executed by the Company and each relevant Borrower made in favor of each Lender as applicable.

                           (2) SECURITY DOCUMENTS. The Loan Parties shall deliver such amendments and/or reaffirmation of the Loan Documents as Agent may request.

                           (3) LEGAL OPINION(S). The legal opinion of Calfee Halter & Griswold counsel to the Company and each Borrower in form and substance satisfactory to the Agent and its counsel and such opinions of local counsel as Agent may request in form and substance satisfactory to the Agent and its counsel..

                           (4) SUBORDINATED DEBT DOCUMENTS. (i) A execution copy of Amendment No. 2 to the Banc One Capital Partners Corporation Loan Agreement among Banc One Capital Partners Corporation, the Company and WQMC, certified as true and correct by an officer of the Company and an execution copy of Amendment No. 2 to the Banc One Capital Partners

         II, Limited Partnership Loan Agreement among Banc One Capital Partners II, the Company and WQMC, certified as true and correct by an officer of the Company; (ii) an execution copy of the Teem Note, Teem Guaranty and an Intercreditor Agreement in form and substance satisfactory to Agent; and (iii) reaffirmation of the Subordination provisions of such other Subordinated Indebtedness of any Loan Parties as Agent may request (collectively, the "Subordinated Loan Agreements"), and the Agent shall have received copies of each document, letter or opinion delivered in connection with the execution and delivery of the Subordinated Loan Agreements and the closing of the transactions contemplated thereby. In addition, all certificates, opinions and letters delivered in connection with the Subordinated Loan Agreements shall be accompanied by a written authorization from the person delivering said certificate, opinion or letter stating that Agent may rely on such document as though it were addressed to it.

                           (5) LM ASSET PURCHASE AGREEMENT. An execution copy of the LM Asset Purchase Agreement, certified as true and correct by the Secretary or an Assistant Secretary of the Company and copies of each document, letter or opinion delivered in connection with the execution and delivery of the LM Asset Purchase Agreement and the closing of the transactions contemplated thereby. In addition, all certificates, opinions and letters delivered in connection with the LM Asset Purchase Agreement shall be accompanied by a written authorization from the person delivering said certificate, opinion or letter stating that Agent may rely on such document as though it were addressed to it.

                           (6) TEEM ASSET PURCHASE AGREEMENT. An execution copy of the Teem Asset Purchase Agreement, certified as true and correct by the Secretary or an Assistant Secretary of the Company and copies of each document, letter or opinion delivered in connection with the execution and delivery of the Teem Asset Purchase Agreement and the closing of the transactions contemplated thereby. In addition, all certificates, opinions and letters delivered in connection with the Teem Asset Purchase Agreement shall be accompanied by a written authorization from the person delivering said certificate, opinion or letter stating that Agent may rely on such document as though it were addressed to it.

                           (7) ASSIGNMENT OF LM ASSET PURCHASE AGREEMENT. An Assignment of Representations to Agent by WQMC of its rights with respect to all representations and indemnities of LM in favor of WQMC or any other Loan Party under the LM Asset Purchase Agreement, acknowledged by LM and any other parties thereto.

                           (8) ASSIGNMENT OF TEEM ASSET PURCHASE AGREEMENT. An Assignment of Representations to Agent by WQMC of its rights with respect to all representations and indemnities of Teem in favor of WQMC or any other Loan Party under the Teem Asset Purchase Agreement, acknowledged by Teem and any other parties thereto.

                           (9) PREFERRED STOCK PURCHASE AGREEMENT. An execution copy of the Preferred Stock Purchase Agreement, certified as true and correct.

                           (10) CHARTERS AND BYLAWS. A copy of each Loan Party's Articles or Certificate of Incorporation, certified by the Secretary of State of the state in which such Loan Party is incorporated as of a date not more than twenty (20) days prior to the date hereof, and a copy of each Loan Party's Code of Regulations and any amendments thereto certified by the Secretary of such Loan Party.

                           (11) OFFICER'S CERTIFICATE. A certificate executed by the chief executive officer or chief financial officer of the Company, stating that (i) no Default or Event of Default has occurred and is continuing after giving effect to the transactions and modified covenants contemplated hereby, (ii) no material adverse change in the financial condition or operations of the Loan Parties' businesses has occurred since December 31, 1995, (iii) no litigation, investigation or proceeding, or injunction, writ or restraining order of the type described in subsection 4.1(e) hereof is pending or threatened and (iv) each of the conditions precedent to the consummation of the loans contemplated hereby has been met or satisfied.

                           (12) BOARD RESOLUTIONS. Certified copies of resolutions of the board of directors (or, where authorized, an executive committee thereof) of each Loan Party authorizing the execution and delivery of and the consummation of the transactions contemplated by this Agreement, the other Financing Agreements, and all other documents or instruments to be executed and delivered in conjunction herewith and therewith.

                           (13) INCUMBENCY CERTIFICATES. Incumbency certificates with respect to the officers of each Loan Party executing the documents referred to in this subsection 4.2(b).

                           (14) GOOD STANDING CERTIFICATES. Good Standing Certificates for each Loan Party in each state in which such Loan Party is required to be qualified to transact business as a foreign corporation and where a failure to so qualify would have a material adverse impact on the business of such Loan Party.

                           (15) UCC FILINGS. Receipt of UCC financing statements in form sufficient, such that when filed, they will perfect the security interest of the Agent in the Collateral, to the extent not previously perfected.

                           (16) SOLVENCY AFFIDAVIT. A duly executed copy of the Solvency Affidavit.

                           (17) LETTER OF DIRECTION. A letter of direction from the Company with respect to the disbursement of the proceeds of funds hereunder.

                           (18) REAL ESTATE DOCUMENTS.

                           (i) Fully executed counterparts of mortgages or mortgage modifications in each case in form and substance satisfactory to Agent (each a "Mortgage" and collectively, the "Mortgages"), which Mortgages shall cover such of the Real Property identified as mortgaged in EXHIBIT 3.17 (the "Mortgaged Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the

         Lien of the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien on each Mortgaged Property in favor of Agent (or such other trustee as may be required or desired under local law) for the benefit of the Lenders.

                           (ii) Mortgagee title insurance policies issued by title insurance satisfactory to Agent (the "Mortgage Policies") in amounts satisfactory to Agent and assuring Agent that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects, encumbrances and other Liens except Liens permitted hereby, and the Mortgage Policies shall be in form and substance satisfactory to Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that Agent or the Required Lenders in their discretion may request.

                           (19) ENVIRONMENTAL REPORTS. Copies of all environmental inspection, investigation or audit reports including without limitation, any soil, surface water or ground water sampling analysis, and any correspondence with, or submission to any federal, state or local environmental agency for the past three years relating to the assets acquired under the LM Acquisition Agreement or the Teem Acquisition Agreement.

                           (20) OTHER DOCUMENTS. Such other documents as the Agent may reasonably request.

                  (c) The Company shall have received net proceeds of $9.5 million (the "New Equity Contribution") pursuant to the Preferred Stock Purchase Agreement.

                  (d) Refinancing and replacement of the following:

                          (1) IRS TERM LOAN. That certain IRS Term Loan as defined in the Third Amended and Restated Credit Agreement shall have been paid in full.

                           (2) WQMC SERIES C TERM LOAN. That certain WQMC Series C Term Loan as defined in the Third Amended and Restated Credit Agreement shall have been paid in full.

                           (3) CUSCO REVOLVING LOAN. That certain Cusco
         Revolving Loan shall have been paid in full and the commitment to fund thereunder shall have been terminated.

                  (e) WQMC shall have Unused Availability of at least $2.5 million on the Closing Date.

                  5. COLLATERAL.

                  5.1 SECURITY INTEREST. All of the Obligations of all Borrowers constitute one loan secured by the Agent's security interests in the Collateral for the benefit of the Lenders and by all other security interests, liens, mortgages, claims and encumbrances now or from time to time hereafter granted by each Borrower and WQD to the Agent for the benefit of the Lenders. To secure timely payment and performance in full of the Obligations, and to secure the Obligations of any Loan Party under any Interest Rate Agreement entered into with any Lender, each Loan Party hereby assigns, conveys, mortgages, pledges, hypothecates and transfers and hereby grants to the Agent or reaffirms its prior assignment, conveyance, mortgage, pledge, hypothecation, transfer and grant to the Agent for the benefit of Lenders of a right of setoff against and a continuing lien upon and security interest in and to all of such Person's right, title and interest in and to the following property and interests in property, whether now owned or hereafter acquired by such Person and wheresoever located:
(i) Accounts; (ii) General Intangibles; (iii) Fixtures; (iv) Inventory; (v) Equipment; (vi) Intellectual Property; (vii) all of such Person's deposit accounts (general or special) with any financial institution with which such Person maintains deposits; (viii) all of such Person's now owned or hereafter acquired monies, chattel paper, notes, documents, instruments and any and all other property and interests in property of such Person now or hereafter coming into the actual possession, custody or control of the Agent or any agent of the Agent or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); (ix) all insurance policies relating to any of the foregoing, including without limitation business interruption insurance; (x) all of such Person's books and records relating to any of the foregoing; (xi) all accessions and additions to, substitutions for, and replacements of any of the foregoing; and (xii) all cash collections from, and all other cash and non-cash proceeds of, any of the foregoing. In addition, concurrently with the execution of this Agreement, each Borrower and WQD shall grant and convey to the Agent for the benefit of Lenders (if not previously granted and conveyed to the Agent), as security for the Obligations, mortgage liens on all of such Person's Real Estate subordinate only to those mortgages or deeds of trust listed on EXHIBIT 6.5 hereto, and each Borrower and WQD shall grant and convey to the Agent mortgage liens on all real property of such Person hereafter acquired. The Agent's liens and security interests for the benefit of Lenders shall be first and prior perfected liens or security interests with respect to all Collateral, except as set forth in EXHIBIT 6.5 hereto and except as expressly permitted in subsection 8.1 hereof.

                  5.2 PRESERVATION OF COLLATERAL AND PERFECTION. Prior to the execution of this Agreement, each Borrower and WQD shall have executed and delivered to the Agent for the benefit of Lenders, and at any time or times hereafter at the request of the Agent, each Borrower and WQD shall execute and deliver, all financing statements, security agreements, mortgages, amendments thereto, or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Agent), as the Agent may request, in a form satisfactory to the Agent, to perfect and maintain the security interests in the Collateral granted by such Person to the Agent or to otherwise protect and preserve the Collateral and the Agent's security interests therein for the benefit of the Lenders or to continue to enforce the Agent's security interests in the Collateral. Should any Borrower or should WQD fail to do so, the Agent is authorized to sign any such financing statements or other documents as such Person's agent. Each Borrower and WQD further agrees that a carbon, photocopy or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  5.3 THIRD PARTY COLLATERAL LOCATIONS. Each Borrower and WQD shall, at all times, with respect to any third party collateral location where the value of Collateral at such location exceeds $50,000, maintain a first priority perfected ownership or security interest by complying with Section

9-114 or 9-312(3) of the Code, as applicable, including without limitation, obtaining all necessary security agreements, financing statements and other documents and complying with all notice provisions set forth therein; PROVIDED, FURTHER, that the Borrowers and WQD shall at all times maintain a first priority perfected ownership or security interest in not less than seventy percent (70%) of the aggregate amount of Collateral located at all Third Party Collateral Locations. In the event such action to perfect is taken under Section 9-114 of the Code and in the further event that the Agent does not have on file a financing statement in the appropriate office for the jurisdiction of such Third Party Collateral Location, then the applicable Borrower shall promptly deliver to the Agent a financing statement on form UCC-1 perfecting the security interest of the Agent in such Collateral. In the event such action to perfect is taken under Section 9-312(3) of the Code, then the applicable Borrower or WQD, as the case may be, shall assign the financing statement filed to perfect its interest in such Collateral to the Agent.

                  6. WARRANTIES.

                  Each Borrower and WQD represents and warrants and covenants and agrees with respect to itself, and the Company warrants, represents, covenants and agrees with respect to itself, all Borrowers and WQD, that as of the date of the execution of this Agreement, and continuing so long as any Obligations remain outstanding, and (even if there shall be no Obligations outstanding) so long as this Agreement remains in effect:

                  6.1 EXISTENCE.

                  (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each Loan Party is qualified to transact business as a foreign corporation in, and is in good standing under the laws of, all states in which such Loan Party is required by applicable law to maintain such qualification and good standing except for those states in which the failure to qualify or maintain good standing would not have a material adverse effect on the operations or financial condition of such Loan Party. As of the date hereof, all such jurisdictions are listed on EXHIBIT 6.1(A) hereto.

                  (b) The authorized capital stock of the Company consists of
(a) 3,000,000 Class A Common Shares, without par value, of which as of the date hereof, 905,778 shares are issued and outstanding, (b) 160,000 Class B Common Shares, without par value, of which 160,000 shares are presently issued and outstanding, and (c) 100,000 Series A Convertible Preferred Shares, without par value, of which 100,000 shares are presently issued and outstanding. EXHIBIT 6.1(B) hereto sets forth the authorized capital stock of each Subsidiary, the par value thereof and the number of issued and outstanding shares.

                  (c) At the date hereof, the issued and outstanding shares of the Company's capital stock are owned and held of record by the persons listed on EXHIBIT 6.1(c) hereto and are duly authorized, validly issued, fully paid and nonassessable. All of the issued and outstanding shares of each Subsidiary's capital stock are owned and held of record by the Company and are duly authorized, validly issued, fully paid and nonassessable.

                  (d) Except as set forth on EXHIBIT 6.1(D) hereto, there are no warrants, stock options or other securities outstanding which are convertible into or exercisable for the capital stock of the Company nor any rights of any Person to receive any such securities. There are no warrants, stock options or other securities outstanding which are convertible into or exercisable for the capital stock of any Subsidiary of the Company nor any rights of any Person to receive any such securities.

                  (e) The Company has no Subsidiaries other than those set forth on EXHIBIT 1.1A.

                  (f) The Company has not: (i) issued or offered to issue any shares of its capital stock or any other unregistered securities in violation of the registration requirements of the Securities Act or in violation of any registration, qualification, notification or other requirements of any state securities or "blue sky" law, rule or regulation; or (ii) violated any rule, regulation or requirement under the Securities Act, the Exchange Act of 1934, as amended, or any such state securities or "blue sky" law. The Company is not obligated, directly or indirectly, to purchase, redeem or otherwise reacquire any shares of its Common Stock or any of its other securities which are presently outstanding or which may hereafter be issued.

                  6.2 AUTHORITY. Each Loan Party has full power, authority and legal right to enter into this Agreement and the other Financing Agreements. The execution and delivery by each Loan Party of this Agreement and the other Financing Agreements: (i) have been duly authorized by all necessary action on the part of such Loan Party; (ii) are not in contravention of the terms of such Loan Party's Certificate of Incorporation or Bylaws or of any indenture, agreement or undertaking to which such Loan Party is a party or by which such Loan Party or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction to which such Loan Party or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of such Loan Party under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Loan Party is a party or by which such Loan Party or any of its property may be bound or affected. Each Loan Party has the full corporate authority to own or lease and operate its property and to conduct the business in which it is currently engaged and in which it proposes to engage.

                  6.3 BINDING EFFECT. This Agreement and all of the other Financing Agreements have been duly executed and delivered by each Loan Party, are the legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms subject to general principles of equity, bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally.

                  6.4 FINANCIAL DATA.

                  (a) The Company has furnished to the Agent the pro forma balance sheet and related profit and loss statement (the "Pro Forma") of the Borrowers, on a consolidated basis, based on financial data as of December 31, 1995, and attached said Pro Forma hereto as EXHIBIT 6.4-1. The Pro Forma is complete and accurate and fairly represents, on a consolidated basis, the Borrowers' assets, liabilities, financial condition and results of operations, on a consolidated basis, in accordance with Generally Accepted Accounting Principles (other than the Pro Forma adjusting entries), consistently applied as of December 31, 1995, but taking into account the transactions contemplated by this Agreement; there are no omissions from the Pro Forma or other facts and circumstances not reflected in the Pro Forma which are or may be material. Except as contemplated hereby, since the date of the Pro Forma through the Closing Date, neither the Company nor any Borrower has: (i) incurred any debts, obligations, or liabilities (absolute, accrued, or contingent and whether due or to become due) except current liabilities incurred in the ordinary course of business, none of which (individually or in the aggregate) materially and adversely affects the business or properties of such Borrower; (ii) paid any obligation or liability other than current liabilities in the ordinary course of business, or discharged or satisfied any liens or encumbrances other than those securing current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged, or subjected to any lien, charge, security interest, or other encumbrance of any of its assets (tangible or intangible); (v) sold, transferred, or leased any of its assets except in the usual and ordinary course of business; (vi) suffered any physical damage, destruction, or loss (whether or not covered by insurance) materially and adversely affecting the properties or business of the Borrower or such Borrower; (vii) entered into any transaction other than in the usual and ordinary course of business and other than as contemplated hereby; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options or similar rights with respect thereto other than pursuant hereto; or (x) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the business, financial condition, operations or results of operations of any Borrower between the date of the Pro Forma and the Closing Date.

                  (b) The Company has furnished to the Agent the Fair Salable Value Balance Sheet attached hereto as EXHIBIT 6.4-2 which has been prepared, on a consolidated basis, based on the following assumptions: (i) The Assets of the Borrowers are reflected at their fair market values on a going concern basis as set forth in the Appraisals and (ii) the liabilities stated therein represent a complete statement of the Borrowers' Liabilities, including, for purposes of the Fair Salable Value Balance Sheet only, all liabilities of the Borrowers, whether fixed or contingent, direct or indirect, disputed or undisputed, secured or unsecured, whether or not required to be reflected on a balance sheet prepared in accordance with Generally Accepted Accounting Principles.

                  (c) The Company has also furnished to the Agent Projections for the Borrowers, on a consolidated basis, dated as of the date hereof and attached hereto as EXHIBIT 6.4-3 containing the information required by clause
(iv) of subsection 7.1. The Projections attached hereto as EXHIBIT 6.4-3 have been prepared, and all Projections hereafter delivered in accordance with clause
(iv) of subsection 7.1, shall be prepared by the chief financial officer of the Company on the basis of the assumptions set forth therein and do represent, and in the future shall represent, the best available good faith estimate of the Company's management regarding the course of the Borrowers' businesses for the periods covered thereby.

                  6.5 COLLATERAL. Except as disclosed on EXHIBIT 6.5 hereto and except for Permitted Liens described in subsection 8.1 hereof, all of the Collateral and assets are and will continue to be owned by the Borrowers and WQD free and clear of all security interests, liens, claims, and encumbrances.

                  6.6 SOLVENCY. Each Loan Party is Solvent and will continue to be Solvent following the consummation of the transactions contemplated by this Agreement.

                  6.7 PLACES OF BUSINESS. As of the execution hereof, the principal place of business and chief executive office of each Loan Party is located at the address and within the county specified in EXHIBIT 1.1A with respect to such Loan Party. As of the execution hereof, the books and records of each Loan Party and all chattel paper and all records of account are located and hereafter shall continue to be located at the principal place of business and chief executive office of that such Person.

                  6.8 OTHER NAMES. The business conducted by each Loan Party has not been conducted under any corporate, trade or fictitious name other than those names listed on EXHIBIT 6.8-1 hereto, and following the date hereof no Loan Party will conduct its business under any trade or fictitious name other than the duly registered names listed on EXHIBIT 6.8-2 hereto.

                  6.9 TAX OBLIGATIONS. Each Loan Party has filed complete and correct federal, state, provincial and local tax reports and returns required to be filed by it, prepared in accordance with any applicable law or regulation, and except for extensions duly obtained, has either duly paid all taxes, duties and charges owed by it, or made adequate provision for the payment thereof. There are no material unresolved questions or claims concerning any tax liability of any Loan Party.

                  6.10 INDEBTEDNESS AND LIABILITIES. As of the date hereof, no Loan Party has any Indebtedness other than Indebtedness reflected on the Pro Forma. Except for the Indebtedness referred to above, and liabilities for trade payables and accrued expenses reflected on the Pro Forma, or incurred since the date of the Pro Forma in the ordinary course of business, no Loan Party has any Liabilities.

                  6.11 USE OF PROCEEDS AND MARGIN SECURITY. The Company and the Borrowers have used the proceeds of the advances under the Revolving Loan and the Term Loans to repay certain Indebtedness of WQMC and Cusco under the Third Amended and Restated Loan Agreement and to finance the acquisition of LM and Teem and the Borrowers shall use the proceeds of subsequent Revolving Loan advances solely for the working capital requirements of the Borrowers and shall use all advances and loans hereunder for proper business purposes, consistent with all applicable laws, statutes, rules and regulations. No Borrower owns any margin security and none of the loans advanced or funded hereunder will be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin securities or for any other purpose not permitted by Regulation G or U of the Board of Governors of the Federal Reserve System.

                  6.12 GOVERNMENT CONTRACTS. Except as disclosed on EXHIBIT 6.12 hereto, or as otherwise disclosed in writing to the Agent, no Loan Party is a party to or bound by any supply agreements with the federal government or any agency thereof.

                  6.13 INVESTMENTS. Except as disclosed on EXHIBIT 6.13 hereto, as of the date hereof, none of the Loan Parties owns any debt or equity security issued by any Person (other than Permitted Investments) and is not engaged in any joint venture or partnership with any other Person, except for the Company's investments in the Subsidiaries.

                  6.14 LITIGATION AND PROCEEDINGS. There is no "Litigation" (as defined below) pending or to the knowledge of any Loan Party, threatened, against any Loan Party, which is likely to be adversely determined and, if adversely determined, would have a Material Adverse Effect. Except as set forth in EXHIBIT 6.14 hereto, no judgments are outstanding against any Loan Party or binding upon any of its assets or property, nor is there now pending or, to the best of any Loan Party's knowledge after diligent inquiry, threatened, any litigation, claim, arbitration or governmental proceeding ("LITIGATION") by or against any Loan Party, and to the best of each Loan Party's knowledge after diligent inquiry, there are no presently existing facts or circumstances likely to give rise to any such litigation, claim, arbitration or governmental proceeding, which could be reasonably likely to result in an adverse determination against any Loan Party and, if adversely determined, could be reasonably likely to have a Material Adverse Effect.

                  6.15 OTHER AGREEMENTS AND DELIVERIES.

                  (a) None of the Loan Parties is in default under any indenture, loan agreement, mortgage, deed of trust or similar document relating to the borrowing of monies in excess of $50,000 or any other material contract, lease, or commitment to which it is a party or by which it is bound. No portion of the Indebtedness represented by the Subordinated Notes and the Seller Subordinated Notes has been accelerated or declared due and payable and no such portion is otherwise required to be due and payable or prepaid prior to the earlier of the stated maturity thereof or the payment in full of the Obligations hereunder. There is no dispute regarding any contract, lease, or commitment which is material to the financial condition, results of operations or business of any Loan Party.

                  (b) The Company has provided to the Agent, accurate and complete copies of all of the following agreements or documents to which any Loan Party is subject as of the date hereof:

                  (i) Plans;

                  (ii) collective bargaining agreements;

                  (iii) supply agreements not terminable by the applicable Loan Party within sixty (60) days following written notice issued by the applicable Borrower;

                  (iv) purchase agreements not terminable by the applicable Loan Party within sixty (60) days following written notice issued by such Person;

                  (v) leases of real property;

                  (vi) leases of equipment having a remaining term of two years or longer and requiring aggregate rental and other payments in excess of $75,000 per annum;

                  (vii) licenses and permits necessary for the conduct of each Loan Party's business; and

                  (viii) Contracts or agreements with each Affiliate requiring or providing for payments in excess of $30,000 in the aggregate per annum.

                  6.16 EMPLOYEE CONTROVERSIES. As of the date hereof, there are no strikes, work stoppages or controversies pending or, to the best of any Loan Party's knowledge after diligent inquiry, threatened, between any Borrower and any of its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the financial condition, results of operations or business of such Borrower.

                  6.17 COMPLIANCE WITH LAWS AND REGULATIONS. The execution and delivery by each Loan Party of this Agreement and all of the other Financing Agreements and the performance of such Loan Party's obligations hereunder and thereunder are not in contravention of any laws, orders, regulations or ordinances. Each Loan Party is in compliance with all laws, orders, regulations and ordinances of all Canadian, Ontario, federal, foreign, state, provincial and local governmental authorities relating to the business operations and the assets of such Loan Party, except for laws, orders, regulations and ordinances the violation of which would not, in the aggregate, have a material adverse effect on such Loan Party's financial condition, results of operations or business.

                  6.18 PATENTS, TRADEMARKS AND LICENSES. Except as disclosed on
EXHIBIT 6.18 hereto, each Borrower owns or possesses rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks and trade names required to continue to conduct its business as heretofore conducted. All such licenses, patents, patent applications, copyrights, service marks, trademarks and trade names are listed on EXHIBIT 6.18 hereto, as such Exhibit is updated and provided to the Agent in writing from time to time. No material license, patent or trademark of any Borrower has been declared invalid, been limited by order of any court or by agreement, or is the subject of any infringement, interference or similar proceeding or challenge.

                  6.19 ERISA. None of the Loan Parties has any obligations with respect to any Plans except as disclosed on EXHIBIT 6.19 hereto. As of date hereof no events, including, without limitation, any "Reportable Event" or "Prohibited Transaction," as those terms are defined under ERISA have occurred in connection with any Plan which might constitute grounds for the termination of any such Plan by the Pension Benefit Guaranty Corporation or the Commissioner or Superintendent within the meaning of Section 1 of the PBA or for the appointment by any United States District Court or Ontario court of a trustee to administer any such Plan. As of the date hereof, all of the Plans meet the minimum funding standards of Section 302 of ERISA and the PBA as applicable. None of the Loan Parties is subject to or bound to make contributions to any "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA or the PBA.

                  6.20 ASSETS. Each Loan Party owns, possesses, or has rights to use or exercise all assets and rights necessary for the conduct of its business as heretofore conducted.

                  6.21 ADVERSE CONTRACTS. None of the Loan Parties is a party to, nor is it or any of its property subject to or bound by, any long term lease, forward purchase contract or futures contract, covenant not to compete, or other agreement which restricts its ability to conduct its business, or has a material adverse effect or could have a material adverse effect on its financial condition, results of operations or business.

                  6.22 PURCHASE OR OTHER COMMITMENTS AND OUTSTANDING BIDS. No material purchase or other commitment of any Loan Party is in excess of the normal, ordinary, and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the applicable industry. There is no material outstanding bid, sales proposal, contract, or unfilled order of any Loan Party which (i) will, or could if accepted, require such Loan Party to supply goods or services at a cost to that Loan Party in excess of the revenues to be received therefor, or (ii) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business based on market conditions current at that time.

                  6.23 INVESTMENT COMPANY ACT. None of the Borrowers is an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  6.24 BROKER'S FEES. Except as set forth in EXHIBIT 6.24, neither the Agent nor any Loan Party is or will become obligated to any Person with respect to any finder's or brokerage or similar fee or commission in connection with the transactions contemplated hereby.

                  6.25 LICENSES AND PERMITS. Each Loan Party has been and is current and in good standing with respect to all material governmental approvals, permits, certificates, licenses, inspections, consents and franchises (collectively, the "Licenses") necessary to continue to conduct its business and to own or lease and operate its properties as heretofore conducted, owned, leased or operated, including, without limitation, any and all material Licenses related to Federal, state, provincial and local environmental laws.

                  6.26     ENVIRONMENTAL COMPLIANCE.

                  (a) The operations of each Loan Party comply in all material respects with all applicable Environmental Laws.

                  (b) Except as set forth in EXHIBIT 6.26, or as otherwise disclosed in writing from time to time to the Agent, there are no claims, investigations, litigation, administrative proceedings, whether pending or, to the knowledge of the Loan Parties after diligent inquiry, threatened, or judgments or orders, relating to any Hazardous Materials or alleging the violation of any Environmental Laws (collectively "Environmental Matters") relating in any way to any Real Estate or to the operations of any Loan Party.

                  (c) Except as set forth in EXHIBIT 6.26, no Hazardous Materials are presently stored or otherwise located on, in or under real estate owned or leased by any Loan Party except in compliance in all material respects with all applicable Environmental laws, and, no part of such real estate or adjacent parcels of real estate, including the groundwater located thereon, is presently contaminated by any such Hazardous Material in any material respect.

                  (d) As disclosed in writing to the Agent from time to time no Loan Party has filed any notice under any federal, state or provincial law indicating past or present treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material into the environment.

                  (e) No Loan Party has any known material contingent liability in connection with any release of any Hazardous Material into the environment.

                  (f) So long as any Obligations are outstanding, no Hazardous Materials may be used, generated, treated, stored or disposed of by any Person for any purpose upon any real estate owned or leased by any Loan Party or stored thereon except in compliance with all applicable Environmental Laws in all material respects.

                  (g) Each Loan Party hereby indemnifies the Agent and each Lender and agrees to hold the Agent and each Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and attorneys' fees and solicitors' fees on a solicitor and client basis) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, the Agent or any Lender arising directly or indirectly from the violation of any Environmental Law or the imposition of liability on any Loan Party under any Environmental Law or any laws or regulations relating to Hazardous Material, treatment, storage, disposal, generation and transportation, air, water and noise pollution, soil or ground or water contamination, the handling, storage or release into the environment of Hazardous Materials, and the transportation of Hazardous Materials; or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized by any Loan Party in the conduct of their respective business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental
Laws); and the provisions of and undertakings and indemnification set out in this subsection 6.26(g) shall survive the satisfaction and payment of the obligations and the termination of this Agreement.

                  (h) So long as any Obligations are outstanding, if the Agent or the Required Lenders, at any time, have a reasonable basis to believe that the Real Estate, real estate leased to any Loan Party, or real estate adjacent to the Real Estate or such leased real estate has or may become contaminated or subject to a clean up order or decree by an agency having jurisdiction over such Loan Party; then such Loan Party agrees, upon request from the Agent or the Required Lenders, to provide the Agent with such reports, certificates, engineering studies or other written material or data as the Agent or the Required Lenders, in its or their reasonable discretion, may require from such Loan Party so as to satisfy the Agent or the Required Lenders that such Loan Party is in compliance with all applicable Environmental Laws as required by subsections 6.26 (a) - (f); PROVIDED, that with respect to real estate adjacent to real estate owned by or leased to a Borrower, such reports, certificates, studies and other material or data shall not be required to be provided by such Borrower if (i) they are not otherwise required to be created or provided pursuant to statute, regulation, order or otherwise, and (ii) such contamination is not attributable to the acts or omissions of such Borrower or any Affiliate or predecessor of any of them or any previous owner, lessee, lessor or other user or the Real Estate or such leased real estate.

                  (i) The materiality standard used in this subsection 6.26 shall be exceeded if the facts giving rise to a breach or breaches of the representations or warranties contained herein could be reasonably likely to result in liability in excess of $100,000 in the aggregate.

                  6.27 FULL DISCLOSURE. This Agreement, the financial statements delivered in connection herewith, the representations and warranties of each Loan Party herein and in any other document delivered or to be delivered by or on behalf of each Loan Party, do not and will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading.

                  6.28 REPRESENTATIONS AND WARRANTIES FROM THE LM ASSET PURCHASE AGREEMENT; TERMS OF LM ASSET PURCHASE AGREEMENT.

                  (a) LOAN PARTY WARRANTIES. Each of the Company and WQMC represents and warrants that each of the representations and warranties given by such Loan Party in the LM Asset Purchase Agreement is true and correct in all material respects as of the date hereof and as of the Closing Date, and such representations and warranties are hereby incorporated herein by this reference as of such dates with the same effect as though set forth in their entirety herein. No Loan Party is aware of any facts or circumstances indicating that the representations and warranties given by the LM in the LM Asset Purchase Agreement are not true and correct in all material respects as of the date hereof.

                  (b) SURVIVAL. Notwithstanding anything in the LM Asset Purchase Agreement to the contrary, the representations and warranties of the LM Asset Purchase Agreement incorporated in this Agreement by subsection 6.28(a) shall, solely for the purposes of this Agreement, survive the execution and delivery of the LM Asset Purchase Agreement, the execution and delivery of this Agreement and the making of the loans hereunder.

                  (c) ENFORCEABILITY. To the best knowledge of the Company, the LM Asset Purchase Agreement is in full force and effect and constitutes the valid and binding obligation of LM, enforceable against LM in accordance with its terms subject to general principles of equity, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally. No waiver or amendment of any LM Asset Purchase Agreement provision has been executed by any Loan Party except as expressly permitted herein or contemplated hereby other than waivers not required to be in writing and given after the date hereof as to immaterial matters.

                  (d) CLAIMS. As of the date hereof, there is no warranty or indemnity claim pending by any Loan Party against LM pursuant to the LM Asset Purchase Agreement any other document executed in connection therewith and to the best knowledge of the Loan Parties, no basis for any such claim exists.

                  6.29 REPRESENTATIONS AND WARRANTIES FROM THE TEEM ASSET PURCHASE AGREEMENT; TERMS OF TEEM ASSET PURCHASE AGREEMENT.

                  (a) LOAN PARTY WARRANTIES. Each of the Company and WQMC represents and warrants that each of the representations and warranties given by such Loan Party in the Teem Asset Purchase Agreement is true and correct in all material respects as of the date hereof and as of the Closing Date, and such representations and warranties are hereby incorporated herein by this reference as of such dates with the same effect as though set forth in their entirety herein. No Loan Party is aware of any facts or circumstances indicating that the representations and warranties given by the Teem in the Teem Asset Purchase Agreement are not true and correct in all material respects as of the date hereof.

                  (b) SURVIVAL. Notwithstanding anything in the Teem Asset Purchase Agreement to the contrary, the representations and warranties of the Teem Asset Purchase Agreement incorporated in this Agreement by subsection 6.29(a) shall, solely for the purposes of this Agreement, survive the execution and delivery of the Teem Asset Purchase Agreement, the execution and delivery of this Agreement and the making of the loans hereunder.

                  (c) ENFORCEABILITY. To the best knowledge of the Company, the Teem Asset Purchase Agreement is in full force and effect and constitutes the valid and binding obligation of Teem, enforceable against Teem in accordance with its terms subject to general principles of equity, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally. No waiver or amendment of any Teem Asset Purchase Agreement provision has been executed by any Loan Party except as expressly permitted herein or contemplated hereby other than waivers not required to be in writing and given after the date hereof as to immaterial matters.

                  (d) CLAIMS. As of the date hereof, there is no warranty or indemnity claim pending by any Loan Party against Teem pursuant to the Teem Asset Purchase Agreement any other document executed in connection therewith and to the best knowledge of the Loan Parties, no basis for any such claim exists.

                  6.30 REPRESENTATIONS AND WARRANTIES FROM THE THIRD AMENDED AND RESTATED LOAN AGREEMENT.

                  (a) BORROWERS WARRANTIES. Borrowers represent and warrant that each of the representations and warranties given by Borrowers in the Third Amended and Restated Loan Agreement are true and correct in all material respects as of the date hereof immediately prior to giving effect to the Agreement except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct as of such date, and such representations and warranties are hereby incorporated herein by this reference as of such date with the same effect as though set forth in their entirety herein. Borrowers are not aware of any facts or circumstances indicating that the representations and warranties of other parties under the Third

Amended and Restated Loan Agreement are not true and correct in all material respects as of the date hereof.

                  (b) SURVIVAL. Notwithstanding anything in the Third Amended and Restated Loan Agreement to the contrary, the representations and warranties of the Third Amended and Restated Loan Agreement incorporated in this Agreement by subsection 6.30(a) shall, solely for the purposes of this Agreement, survive the execution and delivery of the Third Amended and Restated Loan Agreement, the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Notes.

                  6.31 REPRESENTATIONS AND WARRANTIES FROM THE PREFERRED STOCK PURCHASE AGREEMENT.

                  (a) LOAN PARTY WARRANTIES. The Company represents and warrants that each of the representations and warranties given by the Company in the Preferred Stock Purchase Agreement is true and correct in all material respects as of the date hereof and as of the Closing Date, and such representations and warranties are hereby incorporated herein by this reference as of such dates with the same effect as though set forth in their entirety herein. No Loan Party is aware of any facts or circumstances indicating that the representations and warranties given by the other parties in the Preferred Stock Purchase Agreement are not true and correct in all material respects as of the date hereof.

                  (b) SURVIVAL. Notwithstanding anything in the Preferred Stock Purchase Agreement to the contrary, the representations and warranties of the Preferred Stock Purchase Agreement incorporated in this Agreement by subsection 6.28.1(a) shall, solely for the purposes of this Agreement, survive the execution and delivery of the Preferred Stock Purchase Agreement, the execution and delivery of this Agreement and the making of the loans hereunder.

                  (c) ENFORCEABILITY. To the best knowledge of the Company, the Preferred Stock Purchase Agreement is in full force and effect and constitutes the valid and binding obligation of the Purchasers (as defined in the Preferred Stock Purchase Agreement), enforceable against the Purchasers in accordance with its terms subject to general principles of equity, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally. No waiver or amendment of any Preferred Stock Purchase Agreement provision has been executed by any Loan Party except as expressly permitted herein or contemplated hereby other than waivers not required to be in writing and given after the date hereof as to immaterial matters.

                  6.32 SURVIVAL OF WARRANTIES. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and the termination hereof. Each Loan Party shall supplement in writing and deliver to the Agent all Exhibits required in accordance with this Agreement so that the representations and warranties subject to such supplemental disclosure shall continue to be true and accurate in all material respects; PROVIDED, HOWEVER, that the furnishing of such supplemental disclosure shall not constitute a cure or waiver of any Event of Default resulting from the matters disclosed therein or otherwise then existing.

                  7. AFFIRMATIVE COVENANTS.

                  Each Loan Party covenants and agrees that, so long as any Obligations remain outstanding, and (even if there shall be no Obligations outstanding) so long as this Agreement remains in effect:

                  7.1 FINANCIAL STATEMENTS. Each Loan Party shall keep proper books of record and account in which full and true entries will be made of all dealings or transactions with respect of or in relation to its business and affairs, in accordance with Generally Accepted Accounting Principles consistently applied, and the Company, on behalf of each Borrower and WQD, shall cause to be furnished to the Agent: (i) as soon as available and in any event within thirty (30) days following the end of each calendar month, statements of income and cash flow of the Loan Parties for such month and for the period from the beginning of the then current fiscal year to the end of such month and a balance sheet of the Loan Parties as of the end of such month, setting forth in each case, in comparative form, on a consolidated and consolidating basis, figures for the corresponding periods in the preceding fiscal year and as of a date one year earlier, all in reasonable detail and certified as accurate by the chief financial officer or chief executive officer of the Company, subject to changes resulting from normal year-end adjustments; and (ii) as part of the Monthly Report, as soon as practicable and in any event within thirty (30) days after the end of each month (a) copies of all operating statements for such month prepared by or on behalf of WQMC, IRS, Accurate, Cusco and May Fab on a divisional basis (each a "Division" for purposes of this subsection 7.1) for its internal use and other data for each Division as the Agent may reasonably request, (b) a comparison of actual Cash Flow and Capital Expenditures with amounts budgeted for such month for each Division and (c) detailed computations as to the Borrowers' compliance with the covenants set forth in subsections 7.9 of this Agreement; (iii) as soon as available and in any event within ninety
(90) days after the end of each fiscal year, statements of income, cash flow and changes in financial condition of the Company and each Division for such year, and a balance sheet of the Company and each Division as of the end of such year, setting forth in each case, on a consolidated basis, in comparative form, corresponding figures for the period covered by the preceding annual audit and as of the end of the preceding fiscal year, all in reasonable detail and satisfactory in scope to the Agent and examined and certified by independent public accountants selected by the Company and reasonably satisfactory to the Agent, whose opinion shall be unqualified as to going concern and scope of audit or any other material qualification and shall be in scope and substance satisfactory to the Agent; (iv) prior to the end of each fiscal year, Projections including projected balance sheets for the forthcoming fiscal year, month-by-month; projected cash flow statements (including proposed Capital Expenditures) for the forthcoming fiscal year, month-by-month; projected profit and loss statements for the forthcoming fiscal year, month-by-month, together with appropriate supporting details as requested by the Agent, and within thirty
(30) days after the close of each calendar month, a statement in which the actual results of such month are compared with the most recent Projections for such month; (v) as soon as available and in any event within ten (10) days of delivery to the Company, a copy of any letter issued by the Company's independent public accountants or other management consultants with respect to any Loan Party's financial or accounting systems or controls, including all so called "management letters"; (vi) as soon as practicable (but in any event not more than ten (10) days after an officer or director of any Loan Party obtains knowledge of the occurrence of a Default or an Event of Default), notice of any and all Defaults or Events of Default hereunder in a form set forth in EXHIBIT
7.1 hereto;

(vii) not later than the twentieth (20th) day of each month, a Monthly Report for the Borrowers computed as of the last Business Day of the preceding month, signed by the chief executive officer or chief financial officer of the Company;
(viii) in conjunction with the delivery of the annual financial statements referred to in clause (iii) above, a letter signed by the chief executive officer or chief financial officer of the Company, describing and analyzing, in detail, all material trends, changes and developments reflected in such financial statements and (ix) with reasonable promptness, such other business or financial data as the Agent may reasonably request, including, without limitation, the reports required in accordance with subsection 3.1 hereof.

                  All financial statements delivered to the Agent pursuant to the requirements of this subsection (except where otherwise expressly indicated) shall be prepared in accordance with Generally Accepted Accounting Principles consistently applied. If any change in Generally Accepted Accounting Principles required by the Company's independent certified public accountants shall amend or distort any financial covenant, advance rate or other provision herein contained, the parties shall negotiate in good faith to amend such provision so as to preserve the intent of such provision as originally established. The Agent shall exercise reasonable efforts to keep such information, and all information acquired as a result of any inspection conducted in accordance with subsection
7.2 below, confidential, provided that the Agent may communicate such information (a) to any other Person in accordance with the customary practices of commercial lenders relating to routine trade inquiries, (b) to any regulatory authority having jurisdiction over the Agent, as required by law (c) to any other Person in connection with Agent's sale of any participations in or assignment of the Obligations provided that such participant or assignee is based by similar obligations of confidentiality, or (d) to any other Person in connection with the exercise of the Agent's rights hereunder or under any of the other Financing Agreements. Each Loan Party authorizes the Agent to discuss its financial condition with such Loan Party's independent public accountants and agrees that such discussion or communication shall be without liability to either the Agent or such Loan Party's independent public accountants, PROVIDED, HOWEVER, that absent an Event of Default, the Borrower shall be notified of and have the opportunity to be present at such discussions. The Loan Parties shall deliver a letter addressed to such accountants authorizing them to comply with the provisions of this subsection 7.1.

                  7.2 INSPECTIONS AND AUDITS. The Agent, or any Person designated by the Agent in writing, shall have the right, from time to time hereafter, to call at each Loan Party's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during reasonable business hours, and, without hindrance or delay, (i) to inspect, audit, check and make copies of and extracts from such Loan Party's books, records, journals, orders, receipts and any correspondence and other data relating to such Loan Party's business or to any transactions between the parties hereto, (ii) to make such verification concerning the Collateral as the Agent may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of such Loan Party with its officers, controllers or directors. The Loan Parties shall pay the expense of audits up to four times per year at a rate not to exceed $250 per person per day plus all reasonable out-of-pocket expenses.

                  7.3 CONDUCT OF BUSINESS; COMPLIANCE WITH LAWS. Except as permitted by subsection 8.3, each Loan Party shall maintain its corporate existence, shall maintain its good standing in each jurisdiction where it is carrying on business, shall maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts and other rights necessary or desirable to the profitable conduct of its business except where the failure to be in good standing and to maintain such rights would not have a Material Adverse Effect and shall comply with all applicable laws, rules, regulations and orders of any federal, state, provincial or local governmental authority, except for such laws, rules and regulations the violation of which would not, in the aggregate, have a Material Adverse Effect. If any governmental agency shall notify any Loan Party of its failure to comply with any law or regulation relating to any Environmental Matter, such Loan Party shall thereafter, at the Agent's request, deliver to the Agent current environmental audit reports, including engineering certificates, regarding such asserted non-compliance containing such details and in such form and substance as may be reasonably satisfactory to the Agent.

                  7.4 CLAIMS AND TAXES.

                  (a) Each Loan Party agrees to indemnify and hold the Agent and each Lender harmless from and against any and all claims, demands, obligations, losses, damages, penalties, costs, and expenses (including reasonable attorneys' fees or solicitors' fees on a solicitor and his own client basis) asserted by any Person (other than a Loan Party) in connection with this Loan Agreement or the other Financing Agreements or asserted by any Person and relating to or in any way arising out of the possession, use, operation or control of any of such Loan Party's assets by any Person. Each Loan Party will file all tax and information returns and reports required by and prepared in accordance with applicable law and shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and shall pay or cause to be paid all real and personal property taxes, assessments and charges and franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against it, or payable by it, at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property, provided that it shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, assessment or charge, and upon such good faith contest to delay or refuse payment thereof (i) so long as no lien is filed or recorded with respect thereto, and (ii) so long as such contest does not have a material adverse effect on its financial condition, its ability to pay or perform any of the Obligations, or the priority or value of the Agent's security interest in the Collateral.

                  (b) Each Loan Party shall notify the Agent promptly (and in no event later than five (5) days) after receipt of notice from the Internal Revenue Service (the "Service") of a deficiency assessment or after becoming aware of the intent of Revenue Canada to issue a Notice of Reassessment ("Notice") with respect to any Loan Party, and shall promptly (and in no event later than five (5) days after receipt) send the Agent copies of any notices of proposed deficiency and any notices of deficiency received from the Service or any Notices received from Revenue Canada.

                  7.5 LIABILITY AND KEY MAN INSURANCE.

                  (a) Each Borrower and WQD shall maintain, at its expense, such public liability, product liability and third party property damage insurance in such amounts and with such deductibles as are acceptable to the Agent, naming the Agent for the benefit of the Lenders as an additional insured. As to the date hereof, the liability policies of the Borrowers and WQD are summarized on EXHIBIT 7.5 hereto.

                  (b) The Borrowers will, at all times that this Agreement remains in effect, maintain, at their expense so-called "key man" life insurance policies on the lives of Charles W. Walton and Robert Rasmussen in the amount of $1.0 million each and Steve Godwin and John Martorana in the amount of $500,000 each. The policies shall name the Agent for the benefit of the Lenders as the beneficiary, or such policies shall have otherwise been assigned to the Agent for the benefit of the Lenders, and the proceeds of such policies shall be paid directly to Agent and applied in the manner set forth in subsection 2.10(c).

                  (c) At all times as any Borrower may own any aircraft, Customary insurance with respect to the ownership and operation of such airplane reasonably acceptable to the Agent.

                  7.6 PROPERTY INSURANCE. Each Borrower and WQD shall, at its expense, keep and maintain its assets insured against loss or damage by fire, theft, explosion, spoilage and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount at least equal to the full insurable value thereof (including not less than six months' business interruption insurance in an amount for WQMC not less than Seven Million Dollars $7,000,000, and for Cusco not less than One Million Two Hundred Thousand Dollars $1,200,000). All such policies of insurance shall be in form and substance satisfactory to the Agent. Each Borrower and WQD shall deliver to the Agent the original or a certified copy of each policy of insurance and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, substantially in the form of EXHIBIT 7.6 hereto, naming the Agent as loss payee and additional insured. Each Borrower and WQD hereby directs all insurers under such policies of insurance to pay all proceeds of such insurance policies directly to the Agent. If the amount of such loss or damage is less than $50,000 the Agent shall release such proceeds to the appropriate Borrower or WQD, as the case may be, provided that at the time of any requested release of funds no Event of Default shall have occurred and be continuing. If the amount of such loss or damage is more than $50,000 but less than $500,000 the Agent shall release such proceeds to the appropriate Borrower or WQD, as the case may be, when and as necessary to pay for the repair, replacement or reconstruction of the assets subject to such casualty, provided that:

                  (i) at the time of any requested release of funds, no Default or Event of Default shall have occurred and be continuing;

                  (ii) the repair, replacement or reconstruction of such assets shall be reasonably anticipated to be completed prior to the termination of this Agreement; and

                  (iii) each release of funds shall be conditioned upon receipt by the Agent of architect's certificates, completion certificates, waivers of mechanic's liens, or such other documentation as the Agent may reasonably request.

If the event of loss or damage is equal to or greater than $500,000 or the conditions set forth above are not met, the Agent, in its sole discretion, may apply the proceeds of casualty insurance policies to the prepayment of the Obligations.

                  Additionally, effective upon loss or damage equal to or greater than $500,000 or the conditions set forth above are not met, each Borrower and WQD irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Person's true and lawful attorney-in-fact for the purpose of making, settling and adjusting claims under all such policies of insurance, endorsing the name of such Person on any check, draft, instrument or other item of payment received by such Person or the Agent pursuant to any such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. If WQD or any Borrower, at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then the Agent, without waiving or releasing any Obligation, Default or Event of Default by such Person hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Agent deems advisable.

                  7.7 PENSION PLANS. Each Loan Party shall (i) keep in full force and effect any and all Plans which are presently in existence or may, from time to time, come into existence under ERISA or the PBA, as the case may be, unless such Plans can be terminated without material liability to such Loan Party in connection with such termination (as distinguished from any continuing funding obligation); (ii) make contributions to all of such Loan Party's Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA or the PBA, as the case may be, (iii) comply with all material requirements of ERISA or the PBA which relate to such Plans so as to preclude the occurrence of any "Reportable Event", "Prohibited Transaction" or material "accumulated funding deficiency" as such terms are defined in ERISA or the PBA which is likely to result in a liability to the such Person in excess of $50,000; and (iv) notify the Agent immediately upon receipt of any notice of the institution of any proceeding or other action which may result in the termination of any Plan and deliver to the Agent, promptly after the filing or receipt thereof, copies of all reports or notices which such Person files or receives under ERISA or the PBA with or from the Internal Revenue Service, the ITA, the Pension Benefit Guaranty Corporation, the Commissioner or Superintendent within the meaning of Section 1 of the PBA, the U.S. Department of Labor, or the Ontario Ministry of Labor, Employment and Immigration.

                  7.8 NOTICE OF SUIT OR ADVERSE CHANGE IN BUSINESS. Each Loan Party shall, as soon as possible, and in any event within five (5) days after such Loan Party learns of the following, give written notice to the Agent of (i) any material proceeding(s) being instituted or threatened to be instituted against it in any federal, state, provincial, local or foreign court or before any commission or other regulatory body (federal, state, provincial, local or foreign), including, without limitation, any proceeding with respect to any Environmental Matter (ii) strikes, work stoppages or material labor disputes,
(iii) any material adverse change in its business, assets or condition, financial or otherwise; and (iv) any event resulting in a material decrease in the value of the Collateral or adversely affecting the Agent's liens or security interests therein.

                  7.9 COMPANY FINANCIAL COVENANTS.

                  (a) RATIO OF CURRENT ASSETS. The Company shall, at all times during the periods indicated below, maintain a Current Ratio of not less than the amount set forth below opposite such period:


             PERIOD                                 CURRENT RATIO
             ------                                 -------------
        Closing Date - 6/29/96                          0.95

        6/30/96 - 3/30/97                               0.95

        3/31/97 - 6/29/97                               1.00

        6/30/97 - 6/29/98                               1.10

        6/30/98 - remaining                             1.20
        term of Agreement


                  (b) NET WORTH. The Company, the Borrowers and WQD on a consolidated basis shall, at all times during the periods indicated below, maintain a Net Worth of not less than the amount set forth below opposite such period:


             PERIOD                                   NET WORTH
             ------                                   ---------
        Closing - 6/29/96                           $ 10,000,000

        6/30/96 - 9/29/96                             12,500,000

        9/30/96 - 12/30/96                            13,000,000

        12/31/96 - 3/30/97                           14,500,000

        3/31/97 - 6/29/97                            16,000,000

        6/30/97 - 9/29/97                            17,300,000

        9/30/97 - 12/30/97                           18,700,000

        12/31/97 - 3/30/98                           20,000,000

        3/31/98 - 6/29/98                            21,300,000

        6/30/98 - 9/29/98                            22,500,000

        9/30/98 - 12/30/98                           24,500,000

        12/31/98 - remaining                         26,000,000
        term of Agreement

; PROVIDED, HOWEVER, until the Company has obtained the New Equity Contribution contemplated by subsection 4.2(c), the required Net Worth for each period listed above shall be reduced by $6.48 million.

                  (c) LIABILITIES TO NET WORTH. The Company, the Borrowers and WQD on a consolidated basis shall, at all times during the periods set forth below, maintain a ratio of Liabilities to Net Worth not in excess of the ratio set forth below opposite such period:


             PERIOD                           LIABILITIES TO NET WORTH
             ------                           ------------------------
        Closing - 6/29/96                               6.00

        6/30/96 - 9/29/96                               6.00

        9/30/96 - 12/30/96                              5.50

        12/31/96 - 3/30/97                              5.00

        3/31/97 - 6/29/97                               4.00

        6/30/97 - 9/29/97                               3.50

        9/30/97 - 12/30/97                              3.50

        12/31/97 - 3/30/98                              3.50

        3/31/98 - 6/29/98                               3.00

        6/30/98 - 9/29/98                               2.50

        9/30/98 - 12/30/98                              2.25

        12/31/98 - remaining                            2.25
        term of Agreement

; PROVIDED, HOWEVER, until the Company has obtained the New Equity Contribution contemplated by subsection 4.2(c), Liabilities to Net Worth shall be calculated by increasing "Liabilities" in such calculation by $6.48 million and reducing "Net Worth" in such calculation by $6.48 million.

                  (d) CAPITAL EXPENDITURES LIMITATION. The Company, the Borrowers and WQD on a consolidated basis shall not, during any Fiscal Year, make or commit to make Capital Expenditures in excess of $1,500,000.

                  (e) INTEREST EXPENSE COVERAGE. The Company shall maintain Interest Expense Coverage of not less than the following amounts for the following periods of time:

                  (i) As of the end of each quarter during the period from 4/1/96 to 9/30/96, on a cumulative basis for the period commencing 4/1/96 and ending as of the last day of each such quarter during such period, not less than 1.75 to 1.0.

                  (ii) As of the end of each quarter during the period from 10/1/96 to 3/31/97, on a cumulative basis for the period commencing 4/1/96 and ending as of the last day of each such quarter during such period, not less than 1.90 to 1.0.

                  (iii) As of the end of each quarter from 4/1/97 until 3/31/98 on a rolling twelve month basis ending as of the last day of each such quarter during such period, not less than 2.00 to 1.0.

                  (iv) As of the end of each fiscal quarter from 4/1/98 until the remaining term of this Agreement on a rolling twelve month basis ending as of the last day of each such fiscal quarter during such period, not less than 2.25 to 1.0.

                  (f) FIXED CHARGE COVERAGE. The Company shall maintain a ratio of Adjusted EBITDA to Fixed Charges of not less than the following amounts for the following periods of time:

                  (i) As of the end of each fiscal quarter during the period from 4/1/96 to 3/31/97, on a cumulative basis for the fiscal quarters commencing 4/1/96 and ending as of the last day of each such fiscal quarter during such period, not less than 1.20 to 1.0.

                  (ii) As of the end of each fiscal quarter from 4/1/97 until the remaining term of this Agreement on a rolling twelve month basis ending as of the last day of each such fiscal quarter during such period, not less than 1.05 to 1.0.

                  7.10     ENVIRONMENTAL MATTERS.

                  (a) Each Loan Party shall give written notice to Agent immediately upon receipt of any notice that (i) the operations of any Loan Party are not in full compliance with requirements of applicable Environmental Laws;
(ii) any Loan Party is subject to federal, provincial, state or local investigation evaluating whether any remedial action is needed to respond to the release or threat of release of any Hazardous Material into the environment; or
(iii) any properties or assets of any Loan Party are subject to an Environmental Lien. As used herein, "Environmental Lien" means a lien in favor of any governmental entity for (i) any liability under any Environmental Laws, or (ii) damages arising from or costs incurred by such governmental entity in response to a release of a Hazardous Material into the environment.

                  (b) Without limiting the generality of any Loan Party's other covenants and agreements, the operations of each Loan Party shall at all times comply in all material respects with all applicable Environmental Laws. The materiality standard used in this subsection 7.10 shall be exceeded if the facts giving rise to a breach or breaches of the covenant contained herein might result in liability in excess of $100,000 in the aggregate.

                  7.11 INTEREST RATE PROTECTION. No later than 90 days following the date hereof, WQMC shall have in place or enter into and maintain arrangements which have the effect of establishing a fixed or maximum interest rate reasonably acceptable to Agent for an aggregate notional principal amount of Indebtedness equal to at least $15,000,000 and on other terms satisfactory to Agent.

                  8. NEGATIVE COVENANTS.

                  Each Loan Party covenants and agrees that so long as any of the Obligations remain outstanding and (even if there shall be no Obligations outstanding) so long as this Agreement remains in effect (unless the Agent shall give its prior written consent thereto):

                  8.1 ENCUMBRANCES. Except for liens and encumbrances existing on the date hereof and set forth in EXHIBIT 6.5 hereto, no Borrower will, and WQD will not, create, incur, assume or suffer to exist any security interest, UCC filing, PPSA filing, mortgage, pledge, lien or other encumbrance of any nature whatsoever including, without limitation, any BANK ACT (Canada) Section 427 security on any of its assets or on the assets of any Subsidiary, including, without limitation, the Collateral, other than the following "Permitted Liens":
(i) liens securing the payment of taxes or other governmental charges not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the applicable Borrower or WQD, as the case may be; (ii) deposits under workmen's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iii) the liens and security interests in favor of the Agent; (iv) purchase money liens granted to the Person financing a purchase of Equipment so long as the lien granted is limited to the specific fixed assets so acquired, the debt secured by the lien is not more than 85% of the acquisition cost of the specific item of Equipment on which the lien is granted, the aggregate amount of indebtedness secured by such liens as a result of purchases shall not exceed an aggregate amount of $1,000,000 less the amount of Indebtedness outstanding and permitted under subsection 8.2(iii) at any time during the term hereof, and the transaction does not violate any other provision of this Agreement (notification of such purchase money lien to be provided to the Agent within ten (10) days of acquisition of such Equipment); (v) liens on demonstration vehicles not constituting a part of the Current Asset Base so long as the Indebtedness secured by such liens does not exceed $500,000 in the aggregate at any one time outstanding; (vi) other liens and encumbrances on Real Estate, which do not, in the Agent's sole determination, (a) materially impair the use of such property, or (b) materially lessen the value of such property for the purposes for which the same is held by the applicable Borrower or WQD, as the case may be; (vii) other liens and encumbrances on equipment or fixtures which are not material in amount or which relate solely to an immaterial piece of equipment and (viii) immaterial liens arising under Article II or Article III of the Code.

                  8.2 INDEBTEDNESS AND LIABILITIES; INTERCOMPANY
INDEBTEDNESS. Except for (i) the Indebtedness described in the Pro Forma financial statements and any other Indebtedness consisting of Capital Leases assumed in connection with the May Fab Acquisition and secured by Liens listed on EXHIBIT 6.5, (ii) Indebtedness secured by liens permitted in clause (iv) of subsection 8.1 above, (iii)

Indebtedness in an aggregate amount outstanding at any time not in excess of $500,000 secured by liens permitted by clause (v) of subsection 8.1 above so long as the proceeds of any such Indebtedness are used to reduce the outstanding principal balance of the Revolving Loans, (iv) Indebtedness incurred pursuant to the Subordinated Note Agreement in an aggregate principal amount not to exceed $2,000,000 and (v) the deferred portion of payments required to be made by the Company or WQMC to the May Fab Sellers pursuant to Section 3.4.2 of the May Fab Acquisition Agreement, no Loan Party shall incur, create, assume, become or be liable in any manner with respect to, or suffer to exist, any Indebtedness, except for the Obligations; PROVIDED, HOWEVER, notwithstanding the foregoing, for so long as no Default or Event of Default exists, either WQMC or Cusco may loan or advance funds to the other and WQMC or Cusco may incur or suffer to exist intercompany Indebtedness in favor of WQMC or Cusco at such times and in such amount as may be reasonably necessary for the working capital needs of such Person arising in the ordinary course of its business if at all times during such loan or advance or during the incurrence or existence of such intercompany Indebtedness all of the following conditions are met: (i) (A) with respect to loans or advances made by WQMC, WQMC shall have Unused Availability of at least $1,000,000 and both before and after giving effect to the loan or advance and
(B) with respect to loans or advances made by Cusco, Cusco shall have Net Worth (calculated without regard to the asset value of any intercompany loans made by Cusco) of at least $1,000,000 both before and after giving effect to the loan or advance; and (ii) all loans or advances by WQMC or Cusco shall be subordinated to the indefeasible payment in full of all Obligations pursuant to this Agreement and the other Loan Documents, and each such loan or advance shall be an open account and shall not be evidenced by a promissory note or other instrument. Notwithstanding anything in this Agreement to the contrary no intercompany Indebtedness may be pledged, transferred, assigned or hypothecated to any other Person, other than to Agent. Except as provided in the proviso to the preceding sentence or in Section 11 hereof, no Borrower shall transfer, loan or advance funds to any other Borrower. Each Borrower shall maintain appropriate records of any such transactions permitted hereunder and, at the request of Agent, each Borrower will make such records available to the Agent.

                  8.3 CONSOLIDATIONS, ACQUISITIONS. Except as provided in this subsection 8.3, no Loan Party shall merge or consolidate with, purchase, lease or otherwise acquire all or substantially all of the assets or properties of, or acquire any capital stock, equity interests, debt or other securities of, any other Person. No Loan Party shall dissolve, terminate, enter into any joint venture or become a partner in any partnership. No Loan Party shall create any subsidiary, or transfer any assets to any Affiliate except as otherwise expressly permitted hereby. Notwithstanding the foregoing, (i) the Company may purchase or otherwise acquire all or substantially all of the assets or properties of, or acquire any capital stock or equity interests of any other Person so long as (a) neither the Company nor any Borrower shall, in connection with such transaction, assume, guarantee, endorse or otherwise in any way become responsible for any obligations of any other Person, and (b) no Default or Event of Default exists or would result from such transaction, (ii) any Borrower other than WQD may merge or consolidate with, purchase, lease or otherwise acquire all or substantially all of the assets or properties of any other Borrower other than WQD upon not less than 45 days advance notice to Agent and upon Agent's receipt of all amendments, documents or instruments it may reasonably request and (iii) WQD may merge with and into or consolidate with any other Borrower so long as WQD is not the surviving entity and Agent has received not less than 45 days advance notice and such amendments, documents or instruments Agent may reasonably request. Except as expressly contemplated herein, the Company shall continue to own, directly or indirectly, all of the outstanding capital stock of each Borrower, and Primus, Morgenthaler and those individuals on the Board of Directors of the Company as of the date hereof (or such other investors acceptable to the Agent in its sole discretion) shall, collectively, continue to own not less than a majority of the outstanding Voting Stock of the Company; PROVIDED, HOWEVER, the Agent shall receive notice from the Company upon its learning of the same of any disposition, transfer, gift, pledge or hypothecation of any Voting Stock of the Company held by Primus, Morgenthaler or those individuals on the Board of Directors of the Company.

                  8.4 PERMITTED INVESTMENTS. No Loan Party shall own debt or equity securities issued by another Person, except investments in Cash Equivalents, and except for the Company's investments in any Borrower, the Company's existing investment in existing Subsidiaries (the "Permitted Investments"), PROVIDED, HOWEVER, that in the event any Cash Equivalent ceases to be such because of a change in the capital or surplus of the institution issuing such Cash Equivalent or because of a change in the rating of commercial paper, the Loan Party shall have a period of 30 days after learning of such change to move such investment to a Cash Equivalent.

                  8.5 GUARANTEES. Except as set forth on EXHIBIT 8.5 hereto, no Loan Party shall guarantee, endorse or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly, by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business, guarantees permitted by subsection 8.8 hereof, and guarantees by any Loan Party of another Borrower's Indebtedness in accordance with Section 11 hereof.

                  8.6 COLLATERAL LOCATIONS. No Borrower shall sell any of the Inventory on a bill- and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or any other basis subject to a repurchase obligation PROVIDED, HOWEVER, that a Borrower may sell Inventory on a consignment basis subject to the terms of subsection 5.3. Neither the location of the principal place of business and chief executive office of any Loan Party nor, except for locations in the United States or Ontario, Canada established after 30 days prior written notice to the Agent and the receipt by the Agent of all documents, instruments, agreement or consents reasonably requested by the Agent, the locations of Collateral as set forth on EXHIBIT 3.11 hereto shall be changed nor shall there be established additional places of business or additional locations at which Collateral is stored, kept or processed without the Agent's prior written consent, and, prior to making any such change or establishing such new location, each Borrower agrees to execute any additional financing statements or other documents or notices required by the Agent.

                  8.7 DISPOSAL OF PROPERTY. No Loan Party shall sell, lease, transfer or otherwise dispose of any of its properties, assets and rights to any Person except for (i) bona fide sales of Inventory to customers for fair value in the ordinary course of business, (ii) sales for cash at fair value of items of Equipment which are obsolete, worn-out or otherwise not useable in such Borrower's business up to an aggregate of $100,000 in sales proceeds in any fiscal year for all Borrowers taken as a whole upon payment of the proceeds of such sales as required by subsection 2.10, (iii) the transfer of casualty property to an insurance company substantially concurrently with the payment of policy proceeds to the Agent or the Borrower as required by subsection 7.6 or (iv) the sale of the King Air aircraft identified in clause (e) of the definition of "Asset Disposition".

                  8.8 LOANS. Except for advances for travel and related expenses to the Borrowers' employees in the ordinary course of business in an amount not to exceed $30,000 in the aggregate neither WQD nor any Borrowers shall make any loans or other advances to any Person, except for intercompany Indebtedness permitted pursuant to subsection 8.2.

                  8.9 RESTRICTED PAYMENTS. The Loan Parties will not directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment except that:

                  (A) The Company may make payments with respect to the $150,000 aggregate principal amount of Junior Subordinated Notes outstanding as of the date hereof as required in accordance with the terms thereof, but only to the extent required by and subject to the subordination provisions in the Junior Subordinated Notes and only so long as no Default or Event of Default shall have occurred and be continuing.

                  (B) The Company may make payments with respect to the Subordinated Guarantees as required in accordance with the terms thereof, but only to the extent required by and subject to the subordination provisions contained in the Subordinated Guarantees or otherwise as approved by the Agent.

                  (C) So long as no Default or Event of Default shall have occurred and be continuing and to the extent that no Default or Event of Default would result after giving effect thereto and so long as Unused Availability (after giving effect to such payment) for all Borrowers in the aggregate exceeds $1,000,000, each Borrower may make Restricted Payments with respect to its common stock to the extent necessary to permit the Company to pay its obligations to the extent permitted to be paid under subsection 8.9(A) and (B) above under the Subordinated Guarantees; and

                  (D) So long as (i) no Default with respect to the payment of the Company's Obligations hereunder and (ii) Unused Availability plus cash and other current assets held by the Borrowers in the aggregate exceeds $1,000,000 after giving effect to such payment, the Borrowers shall make Restricted Payments to the Company in such amounts and at such times as shall be necessary to enable the Company to make payments required of it under the Fourth Amended and Restated Capital Appreciation Rights Agreement which payments are made at the request of the holders of the Fourth Amended and Restated Capital Appreciation Rights Agreement.

                  (E) Each Borrower and WQD may make Restricted Payments to the Company in amounts equal to its pro rata contribution to the Company's consolidated net taxable income (calculated after giving effect to any loss carryforward or tax credits) as a percentage of the Company's consolidated net income taxes for each tax period.

                  (F) The Company may make payments with respect to the Subordinated Notes and the Seller Subordinated Notes as required in accordance with the terms thereof, but only to the extent required by and subject to the subordination provisions contained in such notes or otherwise as approved by the Agent.

                  (G) So long as no Default or Event of Default shall have occurred, upon receipt of net proceeds from the New Equity Contribution in an amount not less than $9.50 million, the Company may prepay the outstanding principal amount of the Subordinated Notes together with fees and other costs and expenses paid in connection with such prepayment in an aggregate amount equal to $8.16 million; PROVIDED that at least $1.34 million of such net proceeds shall be applied to reduce the outstanding Revolving Loans and the Company may prepay any additional principal amount of Subordinated Notes with the net proceeds (after the payment in full of all Indebtedness relating thereto) of the sale of the King Air aircraft identified in clause (e) of the definition of "Asset Disposition".

                  (H) Cusco may pay a management fee to the Company of up to $25,000 per month and WQMC may pay a management fee to the Company of up to $141,500 per month.

                  8.10 SECURITIES. The Loan Parties shall not, without the Agent's prior written consent, redeem, repurchase or acquire any of its capital stock or issue or redeem debt securities of any description for consideration or otherwise.

                  8.11 AMENDMENT TO CERTAIN DOCUMENTS. Except as expressly permitted by subsection 8.3, none of the Company's or the Borrowers' Certificates or Articles of Incorporation or Bylaws shall be amended, nor shall any Loan Party change its fiscal year, nor shall any Loan Party make any change in its subchapter C status under the Internal Revenue Code of 1986, as amended. No Loan Party will agree to any amendment, waiver or modification of any provision of the Seller Subordinated Notes, the Subordinated Notes, the Junior Subordinated Notes, the Acquisition Documents, the Allocation Agreement, the WQD Asset Sale Agreement, the Toccoa Purchase Note, the LM Asset Purchase Agreement, the Teem Asset Purchase Agreement, or to waive any cause of action arising therefrom or relating thereto.

                  8.12 TRANSACTIONS WITH AFFILIATES. Except as permitted by subsection 8.3, none of the Loan Parties shall, without the prior written consent of the Agent, enter into any transaction including, without limitation, the purchase, lease, sale or exchange of any property to, from or with, or the rendering or purchase of any service to or from, any Affiliate except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's business and upon fair and reasonable terms no less favorable to such Loan Party than would obtain in a comparable arm's length transaction with an unaffiliated Person.

                  8.13 OTHER BUSINESS. None of the Loan Parties shall engage in any business unrelated to its current businesses, engage in any transaction out of the ordinary course of business, or engage in any transaction which materially and adversely affects its ability to pay its Liabilities or its Obligations hereunder. The Company shall, at all times, be a holding company with its sole assets consisting of the stock of its Subsidiaries and with no liabilities other than the Subordinated

Guarantees and non-material liabilities incurred in the ordinary course of its business as a holding company. From and after the Closing Date, the only business activity of WQD shall be the ownership of the real property located in Stephens County, Georgia and the activities customarily incident to leasing such property and activities reasonably related to WQD's role as the United States distributor for Cusco products.

                  9. DEFAULT, RIGHTS AND REMEDIES OF THE LENDERS.

                  9.1 OBLIGATIONS. If an Event of Default shall exist or occur and be continuing, the Required Lenders may notify the Agent and the Company of their election to terminate this Agreement and to make no further advances or issuances of Lender Guarantees hereunder, and upon such notice (a) the Obligations shall be accelerated and all of the Obligations shall automatically, without further notice of any kind, be immediately due and payable, provided that upon the occurrence of any Event of Default referred to in paragraphs (vi),
(vii), (viii), or (ix) within the definition of "Event of Default," such termination and acceleration shall be deemed to occur automatically without notice of any kind being given to the Loan Party or action of any kind being taken by the Lender and (b) demand that Borrowers immediately deposit with the Lender an amount equal to the Lender Guaranty Liability to enable the Lender to make payments under the Lender Guarantees when required and such amount shall become immediately due and payable.

                  9.2 RIGHTS AND REMEDIES GENERALLY. Upon acceleration of the Obligations, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Financing Agreements, all of the rights and remedies of a secured party under the Code, the PPSA or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law. In addition to all such rights and remedies, the Agent shall have the right to sell, lease or otherwise dispose of all or any part of the Collateral and the sale, lease or other disposition of the Collateral, or any part thereof, by the Agent after an Event of Default may be for cash, credit or any combination thereof, and the Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Obligations then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Agent may, in its sole discretion, cause the Collateral to remain on any Borrower's premises or otherwise or to be removed and stored at premises owned by other Persons, at the Borrowers' expense, pending sale or other disposition of the Collateral. The Agent shall have the right to conduct such sales on any Loan Party's premises, at such Loan Party's expense, or elsewhere, on such occasion or occasions as the Agent may see fit.

                  9.3 ENTRY UPON PREMISES AND ACCESS TO INFORMATION. Upon acceleration of the Obligations, the Agent shall have the right to enter upon the premises of each Loan Party where the Collateral is located (or is believed to be located) without any obligation to pay rent to such Loan Party, or any other place or places where the Collateral is believed to be located and kept, to render the Collateral usable or salable, to remove the Collateral therefrom to the premises of the Agent or any agent of the Agent for such time as the Agent may desire in order effectively to collect or liquidate the Collateral, and/or to require such Loan Party to assemble the Collateral and make it available to the Agent at a place or places to be designated by the Agent. Upon acceleration of the Obligations, the

Agent shall have the right to take possession of such Loan Party's original books and records, to obtain access to such Loan Party's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Agent deems appropriate; and the Agent shall have the right to notify postal authorities to change the address for delivery of each Loan Party's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to each Loan Party.

                  9.4 SALE OR OTHER DISPOSITION OF COLLATERAL BY THE AGENT. Any notice required to be given by the Agent of a sale, lease or other disposition or other intended action by the Agent with respect to any of the Collateral of any Loan Party which is deposited in the United States mails, postage prepaid and duly addressed to the Company at the address specified in subsection 12.13 below, at least ten (10) days, or in the case of Collateral located in Canada, at least (15) days prior to such proposed action, shall constitute fair and reasonable notice to each Loan Party of any such action. The net proceeds realized by the Agent upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by the Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Obligations and the other secured obligations including, without limitation, the Obligations described in subsections 2.18 and 12.2 hereof and with respect to the other secured obligations, the obligations of any Loan Party under an Interest Rate Agreement entered in to with any Lender (the "Interest Rate Obligations"); PROVIDED, HOWEVER, that the Lenders agree that all net proceeds of the Collateral shall first be applied toward the satisfaction of the Obligations and after the Obligations are paid in full, such proceeds shall be applied to the payment of any unpaid Interest Rate Obligations. The Agent shall account to the applicable Loan Party for any surplus realized upon such sale or other disposition, and such Loan Party shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Agent's security interest in the Collateral until the Obligations and the Interest Rate Obligations are fully paid. Each Loan Party agrees that the Agent has no obligation to preserve rights to the Collateral against any other parties. Upon acceleration of the Obligations in accordance with subsection 9.1, the Agent is hereby granted a license or other right to use, without charge, each Loan Party's General Intangibles, Intellectual Property, Equipment, Real Estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale or lease and selling or leasing any Inventory or other Collateral and such Loan Party's rights under all licenses, leases and franchise agreements shall inure to the Agent's benefit until all Obligations are paid in full.

                  9.5 WAIVER OF DEMAND. DEMAND, PRESENTMENT, PROTEST AND NOTICE OF DEMAND, PRESENTMENT, PROTEST AND NONPAYMENT ARE HEREBY WAIVED BY EACH LOAN PARTY. EACH LOAN PARTY ALSO WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS TO THE EXTENT PERMITTED BY LAW.

                  9.6 WAIVER OF NOTICE. IN THE EVENT OF AN EVENT OF DEFAULT, EACH LOAN PARTY HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OF ITS RIGHTS TO REPOSSESS THE


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COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE
COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH LOAN PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

                  9.7 CONFESSION OF JUDGMENT, ETC. Each of the Borrowers and WQD hereby confesses judgment in favor of the Lenders for the full amount of the Obligations (including, without limitation, Obligations in respect of future advances) they have secured by the Collateral (including, without limitation, equipment, moneys, securities, instruments and proceeds and produces of any of the foregoing, in each case whether now owned or hereafter acquired, created or arising) that is either located in Louisiana or the perfection of a security interest in which is governed by Louisiana law. Each of the Borrowers and WQD hereby expressly waives (a) the benefit of appraisement, as provided in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, as the same may be amended from time to time, ("Louisiana Code") and all other Louisiana laws conferring the same; (b) the demand and three days delay according to Articles 2639 and 2721, Louisiana Code; and (c) the notice of seizure required by Articles 2293 and 2721, Louisiana Code; and (d) three days delay provided by Articles 2331 and 2722, Louisiana Code, and any other provisions of Louisiana law relating to those matters covered in this sentence not specifically mentioned above.

                  9.8 SUBORDINATION OF LIENS ON DEMONSTRATION VEHICLES. The Lenders expressly consent to any action previously taken or to be taken subsequent to the date hereof by the Agent to subordinate their interest in certain Collateral consisting of demonstration vehicles financed by any Person and secured by liens permitted pursuant to subsection 8.1(iv) hereof.

                  10. ASSIGNMENT AND PARTICIPATION; AGENCY; AMENDMENT, CONSENTS AND WAIVERS.

                  10.1 BINDING EFFECT; ASSIGNMENT; ADDITION AND SUBSTITUTION OF LENDERS.

                  (a) Each Lender may at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in all or any portion of its Commitments (including any participations in Letters of Credit) and Loans or any other interest of such Lender hereunder (in respect of any Lender, its "CREDIT EXPOSURE"). In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and the Loan Party and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each Lender shall from time to time upon request of the Company notify the Company of the identity of any Participants with respect to its Credit Exposure hereunder, PROVIDED, HOWEVER, that failure to provide such notice will not affect the validity of such participation. Each Loan Party agrees that if amounts outstanding under this Agreement or any of the Loan Documents are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any other Loan Document, provided that such right of set-off shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in SUBSECTION 10.4. Each Loan Party also agrees that each Participant shall be entitled to the benefits of SUBSECTIONS 2.21, 2.24 AND 2.25 with respect to its participation in the Loans outstanding from time to time, PROVIDED that such Participant's benefits under SUBSECTIONS shall be limited to the benefits that the primary Lender would be entitled to thereunder. Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender's right to approve or agree to any amendment, restatement, supplement or other modification to, waiver of, or consent under, the Agreement or any of the Loan Documents except to extend the final maturity date of any of the Obligations, reduce the rate of interest or fees or extend the time of payment of interest thereon or reduce the principal amount thereof or release all or substantially all of the Collateral.

                  (b) Any Lender may at any time assign to one or more Eligible Assignees, including an Affiliate thereof (each an "ASSIGNEE"), all or any part of its Credit Exposure pursuant to an Assignment and Assumption Agreement, provided that (i) it assigns its Credit Exposure in an amount not less than $5 million (or if less, the entire amount of Lender's Credit Exposure) and (ii) any assignment of all or any portion of any Lender's Cusco Term Loan, WQMC Series A Term Loan, WQMC Series B Term Loan and Revolving Commitment to an Assignee other than an affiliate of such Lender or another Lender shall require the prior written consent of Agent and the Company (the consent of the Company and the Agent not to be unreasonably withheld or delayed), and provided further, that notwithstanding the foregoing limitations, any Lender may at any time assign all or any part of its Credit Exposure to any Affiliate of such Lender or to any other Lender. Upon execution of an Assignment and Assumption Agreement in form satisfactory to Agent and the payment of a nonrefundable assignment fee of $5,000 in immediately available funds to the Agent at its Payment Office in connection with each such assignment ($2,500 with respect to assignments to any Lender), written notice thereof by such transferor Lender to the Agent, the recording by the Agent of such assignment and the resulting effect upon the Loans and/or the Commitments, as the case may be, of the assigning Lender and the Assignee, the Assignee shall have, to the extent of such assignment, the same rights and benefits as it would have if it were a Lender hereunder and the holder of the Obligations (provided that the Loan Parties and the Agent shall be entitled to continue to deal solely and directly with the assignor Lender in connection with the interests so assigned to the Assignee until written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by the assignor Lender and the Assignee) and, if the Assignee has expressly assumed, for the benefit of Borrower, some or all of the transferor Lender's obligations hereunder, such transferor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, and except as described above, no further consent or action by any Loan Party, the Lenders or the Agent shall be required. Such Assignment and Assumption Agreement shall be deemed to amend this Agreement and SCHEDULE 1.1(A) hereto, to the extent, and only to the extent, necessary to reflect the addition of such Assignee as a Lender and the resulting adjustment of all or a portion of the rights and obligations of such transferor Lender under this Agreement, such Lender's Maximum Commitment, the determination of its Applicable Pro Rata Share (in each case, rounded to twelve decimal places) and the Loans and any new Notes to be issued, at the Company's expense, to such Assignee, and no further consent or action by Borrower or the Lenders shall be required to effect such amendments.

                  (c) Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such Lender's possession concerning Borrower and any Subsidiary of Borrower which has been delivered to such Lender by Borrower pursuant to this Agreement or which has been delivered to such Lender by Borrower in connection with such Lender's credit evaluation of Borrower prior to entering into this Agreement. Any Transferee or any prospective Transferee to whom such financial information is disclosed shall be required to maintain the confidentiality of such information pursuant to SECTION
12.15 as if they were parties to this Agreement.

                  (d) For so long as any Lender shall be in default of its obligation to fund its Applicable Pro Rata Share of any Loan, (i) no fees shall be accrued by or paid to such Lender and (ii) for purposes of the definition of "Required Lenders," such Lender shall be deemed not to have any Loans outstanding or any portion of any Commitment.

                  (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents (including, without limitation, the Notes held by it) to any Federal Reserve Bank without notice to or consent of the Loan Party or the Agent. No such pledge or assignment shall release the transferor Lender from its obligations hereunder.

                  Notwithstanding anything contained in this Agreement to the contrary, so long as the Required Lenders shall remain capable of making LIBOR Rate Loans, no Person shall become a Lender hereunder unless such Person shall also be capable of making LIBOR Rate Loans.

                  10.2 AGENT

                  (a) APPOINTMENT. Each Lender hereby designates and appoints SBCC as its Agent under this Agreement and the other Financing Agreements, and each Lender hereby irrevocably authorizes the Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Financing Agreements and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. The Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Financing Agreements on behalf of the Lenders subject to the requirement that certain of the Lenders' consent be obtained in certain instances as provided in subsection 10.3. The Agent agrees to act as such on the express conditions contained in this subsection 10.2. The provisions of this subsection 10.2 are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower. The Agent may perform any of its duties hereunder, or under the other Financing Agreements, by or through their agents or employees.

                  (b) NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Financing Agreements. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this

Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of such Borrower, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than financial information received by it in accordance herewith), whether coming into its possession before the Effective Date hereunder or at any time or times thereafter. If the Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

                  (c) Neither the Agent, nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it hereunder or under any of the other Financing Agreements, or in connection herewith or therewith, except that the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and the Agent shall be liable with respect to its own gross negligence or willful misconduct. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, the Agent shall exercise the same care which it would in dealing with loans for its own account, but the Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the other Financing Agreements, or the transactions contemplated thereby, or for the financial condition of any Borrower. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the other Financing Agreements or the financial condition of the Borrower, or the existence or possible existence of any Default or Event of Default. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Financing Agreements the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of such Person acting or refraining from acting under this Agreement, the Notes, or any of the other Financing Agreements in accordance with the instructions of the Required Lenders.

                  (d) The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Financing Agreements and its duties hereunder or thereunder, upon advice of counsel selected by it. The Agent shall be entitled to rely upon the advice of legal counsel, independent accountants and other experts selected by the Agent in its sole discretion.

                  (e) The Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Person in any way relating to or arising out of this Agreement or any of the other Financing Agreements or any action taken or omitted by such Person under this Agreement or any of the other Financing Agreements, in proportion to each Lender's Pro Rata Share; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from such Person's gross negligence or willful misconduct. The obligations of the Lenders under this subsection 10.2(e) shall survive the payment in full of the Loans and the termination of this Agreement.

                  (f) With respect to the Loans made by it, SBCC shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, includes SBCC in its individual capacity as a Lender or one of the Required Lenders. SBCC may lend money to, and generally engage in any kind of banking, trust or other business with the Borrower as if it were not acting as the Agent pursuant hereto.

                  (g) (1) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to each Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

                      (2) Upon any such notice of resignation pursuant to clause
(g)(1) above, the Required Lenders shall, upon receipt of each Borrower's prior consent, which shall not unreasonably be withheld, appoint a successor Agent. Each Borrower may consider, among other factors and not in limitation thereof, its prior dealings with any proposed successor Agent in its determination as to whether it shall grant its consent thereto. If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, upon notice to the Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Required Lenders, upon receipt of the Borrower's prior written consent, which shall not be unreasonably withheld, appoint a successor Agent as provided above.

                      (3) Upon the acceptance of any appointment as the Agent under the Financing Agreements by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Financing Agreements. After any retiring Agent's resignation as Agent under the Financing Agreements, the provisions of this subsection 10.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Financing Agreements.

                  (h) (1) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any property covered by the Financing Agreements (i) upon termination of the Commitments and payment and satisfaction of all Obligations; or (ii) constituting property being sold or disposed of if the Borrower or WQD, as the case may be, certifies to the Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower to be, renewed or extended. Upon request by the Agent at any time, any Lender will confirm in writing the Agent's authority to release particular types or items of property covered by the Financing Agreements pursuant to this subsection 10.2(h)(1) or subsection 10.3.

                      (2) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Required Lenders (as set forth in subsection 10.2(h)(1)), each Lender agrees to confirm in writing, upon request by any Borrower or WQD, as the case may be, the authority to release any property covered by the Financing Agreements conferred upon the Agent under clauses (i) through (iii) of subsection 10.2(h)(1) and under subsection 10.3. So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the Required Lenders or from all the Lenders required by subsection 10.3, as the case may be, of its authority to release any particular item or types of property covered by the Financing Agreements, and upon at least five (5) Business Days prior written request by any Borrower or WQD, as the case may be, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Financing Agreements.

                      (3) The Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Financing Agreements exists or is owned by any Borrower or WQD, as the case may be, or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this subsection 10.2(h) or in any of the Financing Agreements, it being understood and agreed that in respect of the property covered by the Financing Agreements or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interest in property covered by the Financing Agreements as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any of the other Lenders; PROVIDED, that the Agent shall exercise the same care which it would in dealing with loans for its own account.

                  (i) Each Lender hereby appoints each other Lender as agent for the purpose of perfecting security interests in assets which, in accordance with
Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Person shall notify the Agent thereof, and, promptly upon the Agent's request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Financing Agreements or to realize upon any Collateral securing the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

                  10.3 AMENDMENTS, CONSENTS AND WAIVERS FOR CERTAIN ACTIONS.

                  (a) Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by the Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by any Required Lenders and such Loan Party; PROVIDED, that no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders or, in the case of subsection (a) below, the affected Lender, do any of the following:
(a) increase the Commitment of any Lender; (b) reduce the principal of, rate of interest on or fees payable with respect to any Loan; (c) postpone the maturity of the Revolving Loan Initial Term or any Revolving Loan Renewal Term, as applicable, the maturity of any of the Term Loans or any date fixed for any payment with respect to any amount of principal, interest or fees with respect to any Loan; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for Lenders to take or approve of any action hereunder; (e) amend or waive this subsection 10.3 or the definitions of the terms used in this subsection 10.3 insofar as the definitions affect the substance of this subsection 10.3; (f) consent to the assignment or other transfer by the Company, any Borrower or WQD of any of its or their rights and obligations under any Loan Document; (g) release or compromise any Collateral having an aggregate value greater than $2,000,000; or
(h) waive a Default or Event of Default arising under paragraphs (i), (viii),
(ix) or (x) of the definition thereof; PROVIDED, FURTHER, that no amendment, modification, termination or waiver affecting the rights or duties of the Agent under any Loan Document shall in any event be effective, unless in writing and signed by such Person, in addition to the Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for the Agent to take additional Collateral pursuant to any Financing Agreement. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Loan Party or WQD not required by the terms hereof in any case shall entitle such Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.3 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes, and, if signed by any Borrower, on such Borrower.

                  (b) Notwithstanding anything to the contrary contained herein, the Agent may, at its sole discretion, release or compromise Collateral and the proceeds thereof to the extent of asset dispositions permitted by the terms hereof and may release its Lien against a part of the Collateral constituting demonstration vehicles not constituting a part of the Borrowing Base with a value of up to $500,000 financed with Indebtedness permitted by subsection 8.2(iii).

                  10.4 SET OFF AND SHARING OF PAYMENTS. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by each Borrower at any time or from time to time, with reasonably prompt subsequent notice to such Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all
(a) balances (including, without limitation, all account balances, whether provisional or final and whether or not collected or available) held by such Lender at any of its offices for the account of such Borrower (regardless of whether such balances are then due to the Borrower) and (b) other property held or owing by such Lender to or for the credit or for the account of such Borrower, against and on account of any of the Obligations which are not paid when due. Each Borrower agrees, to the fullest extent permitted by law, that (x) any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders, and (y) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans and other Obligations in the amount of such participation.

                  10.5 DISBURSEMENT OF FUNDS AND INFORMATION.

                  (a) The Agent may, on behalf of the Lenders, disburse funds to any Borrower for Loans requested by such Borrower. Each Lender shall reimburse the Agent on demand for all funds disbursed on its behalf by the Agent, or if the Agent so requests, each Lender will remit to the Agent its Pro Rata Share of any Loan before the Agent disburses same to such Borrower. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon the Agent's demand, the Agent shall promptly notify such Borrower, and such Borrower shall immediately repay such amount to the Agent. Any repayment required pursuant to this subsection 10.5 shall be without premium or penalty. Nothing in this subsection
10.5 or elsewhere in this Agreement or the other Financing Agreements shall be deemed to require the Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (b) Subject to the terms of subsection 10.2, the Agent will use its best efforts to provide the Lenders with any information received by the Agent from any Borrower which is required to be provided to Agent or a Lender hereunder; PROVIDED, however, that the Agent shall not be liable to the Lenders for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct.

                  11. GUARANTEES OF COMPANY, EACH BORROWER AND WQD; ACTION REGARDING COLLATERAL NOTE

                  11.1 GUARANTEE.

                  (a) The Company, each Borrower and WQD (individually, a "Guarantor", and, collectively, the "Guarantors"), jointly and severally, hereby unconditionally guarantee the due and punctual payment of all Obligations of the Borrowers, including without limitation the due and punctual payment of the principal of and interest on the Revolving Loan and Term Loans made to each Borrower pursuant to this Agreement and the due and punctual payment of all other amounts payable by each other Borrower and WQD under this Agreement or the other Financing Agreements. Upon failure by any Borrower or WQD to pay punctually any such amount, upon demand by Agent, the Company, any other Borrower or WQD, as the case may be, shall forthwith pay the amount not so paid at the place and in the manner and with the effect specified in this Agreement.

                  (b) It is understood that although the amount of the Obligations guaranteed hereby is not limited, if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this guarantee would be held or determined to be void, invalid or unenforceable against any Guarantor on account of the amount of its aggregate liability under this guarantee, then, notwithstanding any other provision of this guarantee to the contrary, the aggregate amount of such Guarantor's liability hereunder shall, without any further action of the beneficiaries thereof or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

                  11.2 UNCONDITIONAL OBLIGATION. The obligations of the Company, each Borrower and WQD hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of any Borrower or the Collateral therefor under this Agreement or the other Financing Agreements;

                  (ii) any modification or amendment of or supplement to this Agreement or the other Financing Agreements;

                  (iii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Loan Party or its Collateral or its assets;

                  (iv) the existence of any claim, set-off or other rights which a Borrower or WQD may have at any time against the Company or any other Borrower, the Agent or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (v) any validity or unenforceability relating to or against the Company, any Borrower or WQD for any reason of any provision or all of this Agreement or the other Financing Agreements, or any provision of applicable law or regulation purporting to prohibit the payment by the Company, any Borrower or WQD of the principal of or interest on any loan or any other amount payable by it under this Agreement or the other Financing Agreements; or

                  (vi) any other act or omission to act or delay of any kind by the Company, any Borrower, WQD, the Agent or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's, such Borrower's or WQD's obligations under this Agreement or the other Financing Agreements.

                  11.3 PERIOD IN FORCE. The Obligations of the Company, each Borrower and WQD under this Section 11 shall remain in full force and effect until all Obligations shall have been paid in full and this Agreement and the other Financing Agreements shall have terminated in accordance with their terms. If at any time any payment of the principal of or interest on any loan made to a Borrower or any other amount payable by any Loan Party under this Agreement or the other Financing Agreements is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company, such Borrower, WQD or otherwise, each of the Obligations of the Company, each Borrower and WQD under this Section 11 with respect to such payment shall be revived and continued in full force and effect.

                  11.4 WAIVER. THE COMPANY, EACH BORROWER AND WQD WAIVES ACCEPTANCE HEREOF, PRESENTMENT, DEMAND, PROTEST AND ANY NOTICE NOT PROVIDED FOR HEREIN, AS WELL AS ANY REQUIREMENT THAT AT ANY TIME ANY ACTION BE TAKEN BY ANY PERSON AGAINST ANY OTHER BORROWER OR ANY OTHER PERSON.

                  11.5 EFFECT OF STAY. In the event that the demand for payment of any amount payable by the Company, any Borrower or WQD under this Agreement or the other Financing Agreements is stayed upon the insolvency, bankruptcy or reorganization of the Company, any Borrower or WQD, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Financing Agreements shall nonetheless be payable by the Company, the other Borrowers or WQD hereunder forthwith upon demand by Agent.

                  11.6 NO SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY. Notwithstanding anything to the contrary in this Section 11 and this Agreement, the Company, the Borrowers and WQD hereby irrevocably waive all rights which may have arisen in connection with the guarantees made pursuant to this Section 11 to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of the Agent or any of the Lenders against the Company, the Borrowers or WQD or against any collateral security or guaranty or right of offset held by the Agent for the payment of the Obligations. The Company, the Borrowers and WQD hereby further irrevocably waive all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company, the Borrowers or WQD which may have arisen in connection with the guarantees made pursuant to this Section 11. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company, any Borrower or WQD to any of them on account of any of the rights waived in this paragraph, such amount shall be held by such Person in trust, segregated from other funds of such Person, and shall, forthwith upon receipt, be turned over to the Agent (duly indorsed by such Person to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the term of this Agreement and the payment in full of the Obligations.

                  11.7 ACTION REGARDING PROMISSORY COLLATERAL MORTGAGE NOTE. The Agent and WQMC hereby agree that notwithstanding the provisions of that certain Promissory Collateral Mortgage Note dated as of October 28, 1992 by WQMC in favor of Bearer in the amount of $20,000,000 (the "Collateral Mortgage Note"), the Agent shall not take any action under the Collateral Mortgage Note prior to the occurrence of an Event of Default. Agent agrees that the failure of WQMC to pay an amount demanded under the Collateral Promissory Note prior to the occurrence of any Event of Default shall not constitute an Event of Default. The Agent hereby agrees to protect indemnify, pay and save the Borrowers and the Company harmless from and against any and all claims, demands, liabilities, damages, losses, costs, damages and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Borrowers or the Company may incur or be subject to as a consequence, direct or indirect, of any breach by the Agent of the foregoing provision.

                  12. OTHER RIGHTS AND OBLIGATIONS.

                  12.1 WAIVER. The Agent's failure, at any time or times hereafter, to require strict performance by any Borrower or WQD of any provision of this Agreement shall not waive, affect or diminish any right of the Agent (concurrently as to other Borrowers or WQD, as the case may be) and thereafter as to all Loan Parties to demand strict compliance and performance therewith. Any suspension or waiver by the Agent of a Default or an Event of Default under this Agreement or any of the other Financing Agreements shall not suspend, waive or affect any other Default or Event of Default under this Agreement or any of the other Financing Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Financing Agreements and no Default or Event of Default by any Loan Party under this Agreement or any of the other Financing Agreements shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is in writing and signed by an officer of the Agent, and directed to the applicable Loan Party specifying such suspension or waiver. Neither this Agreement nor the other Financing Agreements may be modified or amended except in a written agreement signed by the applicable Loan Party and the Agent.

                  12.2 COSTS AND ATTORNEYS' FEES. All fees, costs and expenses incurred by the Agent in connection with protecting, perfecting or preserving the Agent's security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement, whether (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings, (b) to take any other action in or with respect to any suit or proceedings (bankruptcy or otherwise), (c) to consult with officers of the Agent or to advise the Agent, (d) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral, or (e) to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of the Agent to collect any of the Obligations, including, without limitation, fees, cash and expenses of the Agent's attorneys and paralegals, and the out-of-pocket costs and the per diem charges for the Agent's examiners at their then applicable rates, together with interest at the Default Rate then applicable to the Revolving Loan prescribed in subsection 2.10 above, shall be part of the Obligations, payable on demand and secured by the Collateral.

                  12.3 EXPENDITURES BY THE AGENT. In the event any Loan Party shall fail to pay taxes, insurance, assessments, costs or expenses which any Loan Party is, under any of the terms hereof or any other Financing Agreements, required to pay, or fails to keep the Collateral free from security interests, liens, encumbrances or claims, except as permitted herein, or fails to maintain, replace or repair the Collateral as required hereby, the Agent may, in its sole discretion, (but prior to the occurrence and continuance of an Event of Default, only upon advance notice to the applicable Loan Party) make expenditures for any or all of such purposes and acquire or accept an assignment of any security interest, lien, encumbrance or claim against the Collateral, and the amount so expended (including, without limitation attorneys' fees and expenses, court costs, filing fees and other charges), together with interest thereon at the Default Rate then applicable to the Revolving Loan prescribed in subsection 2.10 above, shall be part of the Obligations, payable on demand and secured by the Collateral.

                  12.4 CUSTODY AND PRESERVATION OF COLLATERAL. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company shall request in writing, but failure by the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by the Agent to comply with any such request shall of itself be deemed a failure to exercise reasonable care, and no failure by the Agent to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Company, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                  12.5 RELIANCE BY THE AGENT. All covenants, agreements, representations and warranties made herein or in any of the other Financing Agreements by each Loan Party shall, notwithstanding any investigation by the Agent, be deemed to be material to and to have been relied upon by the Agent.

                  12.6 PARTIES AND ASSIGNMENT. Whenever in this Agreement reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of each Loan Party and the Agent. Notwithstanding the foregoing, none of the Loan Parties may sell, assign or transfer this Agreement, or the other Financing Agreements or any portion thereof, including without limitation its rights, titles, interests, remedies, powers and/or duties hereunder or thereunder. The Agent may sell or assign participating interests in the Obligations subject to the terms of subsection 10.1 hereof.

                  12.7 APPLICABLE LAW; SEVERABILITY. This Agreement and the other Financing Agreements have been submitted to the Agent at its office in Illinois, and this Agreement and the other Financing Agreements, shall not be binding upon the Agent or effective until accepted by the Agent and shall be construed in all respects in accordance with, and governed by, all of the provisions of the Illinois Uniform Commercial Code and by the other internal laws (as opposed to conflicts of law provisions) of the State of Illinois except for the perfection and enforcement of security interests and liens in other jurisdictions which shall be governed by the laws of those jurisdictions. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                  12.8 SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. EACH LENDER AND EACH LOAN PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE OTHER FINANCING AGREEMENTS SHALL BE LITIGATED IN SUCH COURTS, AND EACH LENDER AND EACH BORROWER WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SUBSECTION 12.13 BELOW AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE LOAN PARTY'S ADDRESS BY THE LOAN PARTY'S AGENT AS SET FORTH BELOW. THE LOAN PARTIES HEREBY IRREVOCABLY APPOINT CT CORPORATION OR SUCH OTHER PERSON AS THE COMPANY ON BEHALF OF THE BORROWERS AND WQD MAY FROM TIME TO TIME HEREAFTER SELECT WITH THE AGENT'S CONSENT, AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF ANY PROCESS WITHIN THE STATE OF ILLINOIS. THE AGENT SHALL DELIVER BY TELECOPY TO THE APPLICABLE LOAN PARTY A COPY OF ANY SUCH SERVICE OF PROCESS, PROVIDED, HOWEVER, THAT THE FAILURE TO DELIVER SUCH TELECOPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS MADE IN ACCORDANCE WITH THE PRECEDING SENTENCE. THE AGENT, EACH LENDER, THE COMPANY AND EACH BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY LENDER. NOTHING CONTAINED IN THIS SUBSECTION 12.8 SHALL AFFECT THE RIGHT OF ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SUCH LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY LOAN PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  12.9 MARSHALLING. The Agent shall be under no obligation to marshall any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations.

                  12.10 SECTION TITLES. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

                  12.11 CONTINUING EFFECT. This Agreement, the Agent's security interests in the Collateral, and all of the other Financing Agreements shall continue in full force and effect so long as any Obligations shall be owed to the Agent, and (even if there shall be no Obligations outstanding) so long as this Agreement has not been terminated as provided in subsection 2.12 above; PROVIDED, HOWEVER, that the obligations of the Loan Parties under Section 10 and the obligations of the Loan Parties to indemnify the Agent shall continue notwithstanding any termination of this Loan Agreement.

                  12.12 INCORPORATION BY REFERENCE. The provisions of the other Financing Agreements are incorporated in this Agreement by this reference. Except as otherwise provided in this Agreement and except as otherwise provided in the other Financing Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provisions in the other Financing Agreements, the provision contained in this Agreement shall govern and control.

                  12.13 NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails, with proper postage prepaid, or upon delivery by courier or upon transmission by telecopy or similar electronic medium to the following addresses:

                  (i)      If to the Agent, at:
                           Sanwa Business Credit Corporation
                           One South Wacker Drive, 39th Floor
                           Chicago, IL  60606
                           Attn: Chester R. Zara, Commercial Finance Division Telecopy No.: 312-782-6035

                           With a copy to:
                           Winston & Strawn
                           35 W. Wacker Drive
                           Chicago, IL 60601
                           Attn:  Charles B. Boehrer, Esq.
                           Telecopy No.:  312-558-5700

                  (ii)     If to the Company, any Borrower or WQD, at:
                           Wastequip, Inc.
                           25800 Science Park Drive, Suite 140
                           Beachwood, Ohio 44122
                           Attn:  President
                           Telecopy No.: 216-292-0625

                           With a copy to:
                           Calfee Halter & Griswold
                           1800 Society Building
                           East Ninth & Superior Ave.
                           Cleveland, Ohio 44114
                           Attn:  Thomas A. Cicarella, Esq.
                           Telecopy No.: 216-241-0816

or to such other address as each party designates to the other in the manner herein prescribed.

                  12.14 WAIVERS WITH RESPECT TO OTHER INSTRUMENTS. Each Loan Party waives presentment, demand and protest and notice of presentment, demand and protest, default, nonpayment, maturity, release, compromise, settlement, extension, or renewal of any or all commercial paper, Accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by the Agent as Collateral.

                  12.15 RETENTION OF EACH LOAN PARTY'S DOCUMENTS. The Agent may destroy or otherwise dispose of all documents, schedules, invoices or other papers delivered to the Agent hereunder in accordance with the Agent's customary practices unless the applicable Loan Party requests in writing that same be returned. Upon such Loan Party's request and at the Loan Party's expense, the Agent shall return such papers when the Agent's actual or anticipated need for same has terminated.

                  12.16 ENTIRE AGREEMENT. This Agreement, including all exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  12.17 EQUITABLE RELIEF. Each Loan Party recognizes that, in the event such Loan Party fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Agent; therefore, each Loan Party agrees that the Agent, if the Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  12.18 NO FIDUCIARY RELATIONSHIP. No provision herein or in any of the other Financing Agreements and no cause of dealing between the parties shall be deemed to create any fiduciary relationship between the Agent and any Loan Party.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                        WASTEQUIP, INC.


                                        By: /s/ Richard L. Garcia
                                           -------------------------------------
                                        Its: Chief Financial Officer
                                           -------------------------------------



                                        CUSCO FABRICATORS, INC.


                                        By: Richard L. Garcia
                                           -------------------------------------
                                        Its: Chief Financial Officer
                                           -------------------------------------



                                        WQD, INC.


                                        By: Richard L. Garcia
                                           -------------------------------------
                                        Its: Vice President
                                           -------------------------------------



                                        WASTEQUIP MANUFACTURING COMPANY


                                        By: Richard L. Garcia
                                           -------------------------------------
                                        Its: Chief Financial Officer
                                           -------------------------------------



                                        SANWA BUSINESS CREDIT CORPORATION,
                                        individually and as Agent


                                        By: /s/ C.R. Zara
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        HELLER FINANCIAL, INC.,
                                        as Lender


                                        By: /s/ Michael S. Sznajder
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        SOCIETY NATIONAL BANK,
                                        as Lender


                                        By: /s/ Robert Scelza
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------